Bridget A. Macaskill
Chief Executive Officer and Chairman                     OppenheimerFunds Logo
Two World Trade Center, 34th Floor
New York, NY 10048-0203
                                          Tel. 1.800.525.7048
                                          www.oppenheimerfunds.com

                                          September 20, 2000


Dear Oppenheimer Insured Municipal Fund Shareholder,

      One of the things we are proud of at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for shareholders. I am writing to you today to let you know about one of those opportunities--a positive change that has been proposed for Oppenheimer Insured Municipal Fund.

      After careful consideration, the Board of Directors has determined that it would be in the best interest of Insured Municipal Fund shareholders for the Fund to reorganize into another Oppenheimer fund, Oppenheimer Municipal Bond Fund. A shareholder meeting has been scheduled in November, and all Insured Municipal Fund shareholders of record on August 17 are being asked to vote, either in person or by proxy, on the proposed reorganization. You will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, a Municipal Bond Fund prospectus and a postage-paid return envelope enclosed for your use.

Why does the Board of Directors recommend this change?

      Oppenheimer Insured Municipal Fund and Municipal Bond Fund have similar investment goals and policies. In addition, the consolidation of the two funds is expected to result in greater economies of scale. The merger with Municipal Bond Fund means former shareholders of Insured Municipal Fund may benefit from a lower expense ratio as costs are spread among a larger asset base.

How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be costly for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.

      If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                    Sincerely,

                                    BAM's signature


Enclosures

XP0865.003.0800

                      OPPENHEIMER INSURED MUNICIPAL FUND
                6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 2, 2000

    To the Shareholders of Oppenheimer Insured Municipal Fund:

    Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Insured Municipal Fund ("Insured Municipal Fund"), a series of Oppenheimer Municipal Fund, a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Mountain time, on November 2, 2000, or any adjournments thereof (the "Meeting"), for the following purposes:

    1. To approve an Agreement and Plan of Reorganization between Insured Municipal Fund and Oppenheimer Municipal Bond Fund ("Municipal Bond Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Insured Municipal Fund to Municipal Bond Fund in exchange for Class A, Class B and Class C shares of Municipal Bond Fund, (b) the distribution of such shares of Municipal Bond Fund to the corresponding Class A, Class B and Class C shareholders of Insured Municipal Fund in complete liquidation of Insured Municipal Fund, and (c) the cancellation of the outstanding shares of Insured Municipal Fund (the "Proposal").

    2. To act upon such other matters as may properly come before the Meeting.

    Shareholders of record at the close of business on August 17, 2000 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Prospectus/Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Oppenheimer Municipal Fund, on behalf of Insured Municipal Fund recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

    By Order of the Board of Trustees,

    Andrew J. Donohue, Secretary

    September 20, 2000
    ----------------------------------------------------------------------
    Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED SEPTEMBER 1, 2000

 Acquisition of the Assets of OPPENHEIMER INSURED MUNICIPAL FUND, a series of Oppenheimer Municipal Fund By and in exchange for Class A, Class B and
Class C shares of OPPENHEIMER MUNICIPAL BOND FUND


      This combined Prospectus/Proxy Statement (i) relates to the registration of Class A, B and C shares of Oppenheimer Municipal Bond Fund ("Municipal Bond Fund") to be offered to the shareholders of Oppenheimer Insured Municipal Fund ("Insured Municipal Fund") pursuant to the Agreement and Plan of Reorganization (the "Reorganization Agreement"), and (ii) solicits proxies from shareholders of Insured Municipal Fund to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Reorganization Agreement and the transactions contemplated thereby (the "Reorganization"). If shareholders vote to approve the Reorganization and the Reorganization Agreement, the net assets of Insured Municipal Fund will be acquired by and in exchange for shares of Municipal Bond Fund. The Meeting will be held at the offices of Oppenheimer Municipal Fund (the "Trust") at 6803 South Tucson Way, Englewood, Colorado 80112 on November 2, 2000 at 10:00 A.M. Mountain time. The Board of Trustees of the Trust is soliciting these proxies on behalf of Insured Municipal Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about September 20, 2000.

      If the shareholders vote to approve the Reorganization Agreement and the Reorganization, you will receive Class A shares of Municipal Bond Fund equal in value to the value as of the Valuation Date of your Class A shares of Insured Municipal Fund, Class B shares of Municipal Bond Fund equal in value to your Class B shares of Insured Municipal Fund or Class C shares of Municipal Bond Fund equal in value to your Class C shares of Insured Municipal Fund. Insured Municipal Fund will then be liquidated.

      Municipal Bond Fund's investment objective is to seek maximum current income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. Under normal market conditions, Municipal Bond Fund attempts to invest 100% of its assets in municipal securities. Municipal Bond Fund, as a matter of fundamental policy, invests at least 80% of its assets, in municipal securities. With respect to below investment grade investments, Municipal Bond Fund limits itself to 25% or less of total assets. Municipal Bond Fund currently emphasizes investment in municipal securities with long-term maturities and may invest in municipal securities subject to the alternative minimum tax (i.e. AMT municipal securities).

      This Prospectus/Proxy Statement gives information about Class A, Class B and Class C shares of Municipal Bond Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information relating to this Prospectus/Proxy Statement, dated September 1, 2000 (the "Prospectus/Proxy Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may receive a copy by written request to the Transfer Agent or by calling toll-free as detailed above. The Prospectus/Proxy Statement of Additional Information includes the following documents: Annual and Semi-Annual Report dated July 31, 1999 and January 31, 2000, respectively, of Municipal Bond Fund; Annual and Semi-Annual Report dated September 30, 1999 and March 31, 2000, respectively, of Insured Municipal Fund; Statement of Additional Information of Municipal Bond Fund; and Statement of Additional Information of Insured Municipal Fund.

      The Prospectus of Municipal Bond Fund dated November 19, 1999 is attached to and considered a part of this Prospectus/Proxy Statement and is intended to provide you with additional information about Municipal Bond Fund.

      The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services (the "Transfer Agent") or by calling the toll-free number shown above: (i) a Prospectus for Insured Municipal Fund, dated January 28, 2000; (ii) a Statement of Additional Information for Insured Municipal Fund, dated January 28, 2000; and (iii) a Statement of Additional Information for Municipal Bond Fund, dated November 19, 1999.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other U.S. Government agency. Mutual fund shares involve investment risks including the possible loss of principal.

This Prospectus/Proxy Statement is dated September 1, 2000.

                      Combined Prospectus/Proxy Statement


                               TABLE OF CONTENTS
                          PROSPECTUS/PROXY STATEMENT

Cover Page                                                              Page
Synopsis
      On what Proposal am I being asked to vote? What are the general tax consequences of the Reorganization?
Comparisons of Some Important Features
      How do the investment objectives and policies of the two Funds compare? Who manages the two Funds?
      What are the fees and expenses of each Fund and those expected after the
           Reorganization?
      Where can I find more financial information about the Funds? How have the Funds performed? What are other key features of the Funds?
           Investment Management and Fees
           Transfer Agency and Custody Services
           Distribution Services
           Operating Expenses
           Purchases and Redemptions
           Dividends and Distributions
      What are the principal risks of an investment in the Municipal Bond Fund? Reasons for the Reorganization
Information about the Reorganization
      How will the Reorganization be carried out? Who will pay the expenses of the Reorganization? What are the tax consequences of the Reorganization? What should I know about Class A, Class B and Class C shares of Municipal Bond
           Fund?
      What are  the   capitalizations   of  the   Funds   and  what   might  the
           capitalization be after the Reorganization?
Comparison of Investment Objectives and Policies
      Are there any significant differences between the investment objectives and strategies of the two Funds?
      How do the investment policies of the two Funds compare?
           Municipal Securities
           Insured Municipal Securities
           Ratings of Municipal Securities the Funds Buy
           Special Credit Risks of Lower-Grade Securities
           Municipal Lease Obligations
           Other Investment Strategies
      What are the fundamental investment restrictions of the Funds? What are the risk factors associated with investments in the Funds?
           Interest Rate, Income and Credit Risk
           Risks of Using Derivative Investments
           Risks of Lower-Grade Securities
      How do the account features and shareholder services for the Funds compare?
           Investment Management
           Distribution
           Purchases and Redemptions
           Shareholder Services
           Dividends and Distributions
Voting Information
      How many votes are necessary to approve the Reorganization Agreement? How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting? Who is entitled to vote? What other solicitations will be made?
      Are there appraisal rights?
Information about Municipal Bond Fund
Information about Insured Municipal Fund
Principal Stockholders
   Exhibit A - Agreement and Plan of Reorganization by and between Oppenheimer Municipal Fund, on behalf of its series, Oppenheimer Insured Municipal Fund, and Oppenheimer Municipal Bond Fund
Enclosures
 - Prospectus of Oppenheimer Municipal Bond Fund, dated November 19, 1999

                                   SYNOPSIS

      This is only a  summary  and is  qualified  in its  entirety  by the  more detailed information contained in or incorporated by reference in this Prospectus/Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus/Proxy Statement and Reorganization Agreement in its entirety and, in particular, the current Prospectus of Municipal Bond Fund which accompanies this Prospectus/Proxy Statement and is incorporated herein by reference.

On what Proposal am I being asked to vote?

      At a meeting held on February 29, 2000, the Board of Trustees of Oppenheimer Municipal Fund on behalf of Insured Municipal Fund approved a reorganization transaction that will, if approved by shareholders, result in the transfer of the net assets of your fund, Insured Municipal Fund to Municipal Bond Fund, in exchange for an equal value of shares of Municipal Bond Fund. The shares of Municipal Bond Fund will then be distributed to Insured Municipal Fund shareholders and Insured Municipal Fund will be liquidated. (The proposed Reorganization is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, you will cease to be a shareholder of Insured Municipal Fund and will become a shareholder of Municipal Bond Fund. This exchange will occur on the Closing Date of the Reorganization.

      Approval of the Reorganization means you will receive Class A, Class B or Class C shares of Municipal Bond Fund equal in value to the value as of the valuation date of your Class A, Class B or Class C shares, respectively, of Insured Municipal Fund. The shares you receive will be issued at net asset value without a sales charge or the payment of a contingent deferred sales charge ("CDSC") although if your shares of Insured Municipal Fund are subject to a CDSC, your Municipal Bond Fund shares will continue to be subject to the CDSC applicable to your shares. In calculating CDSC, the length of time for which you held your Insured Municipal Fund shares will carry over to your Municipal Bond Fund shares.

      For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Insured Municipal Fund has determined that the Reorganization is in the best interests of the shareholders of Insured Municipal Fund. The Board concluded that no dilution in value would result to shareholders of Insured Municipal Fund as a result of the Reorganization.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
              TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
                            AND THE REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Insured Municipal Fund who are U.S. citizens will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of Municipal Bond Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Reorganization, please see the "Information About the Transaction - What are the tax consequences of the Reorganization?"

                    COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the two Funds compare?

      Insured Municipal Fund is a series of Oppenheimer Municipal Fund, which is a mutual fund in the OppenheimerFunds complex. It is managed by
OppenheimerFunds, Inc. (the "Manager"). It has investment objectives and policies which are substantially similar but not identical to those of Municipal Bond Fund. Insured Municipal Fund seeks a high level of current income exempt from federal personal income taxes by investing in municipal securities. Municipal Bond Fund seeks maximum current income exempt from federal income taxes by investing in municipal securities, while attempting to preserve capital.

      In seeking their investment objectives, Insured Municipal Fund and Municipal Bond Fund utilize a similar investing strategy and invest primarily in municipal securities. Insured Municipal Fund, as a non-fundamental investment policy, invests at least 80% of its total assets in municipal securities, and at least 65% of its assets in insured and "pre-refunded" municipal securities. Municipal Bond Fund, as a matter of fundamental policy, invests at least 80% of its assets in municipal securities.

      With respect to below investment grade investments, Insured Municipal Fund limits such investments to 10% or less of its total assets while Municipal Bond Fund limits such investments to 25% or less of total assets. Both Funds currently emphasize investment in municipal securities with long-term maturities and may invest in municipal securities subject to the alternative minimum tax (i.e. AMT municipal securities).

      As of March 31, 2000, the average credit quality of Insured Municipal Fund was AAA and 83.01% of the portfolio's municipal securities were "insured." As of March 31, 2000, the average credit quality of Municipal Bond Fund was A+ and 28.03% of the portfolio's municipal securities were "insured." During 1999, Insured Municipal Fund did not use any insurance protection associated with its municipal securities. To the best knowledge of the Manager, Insured Municipal Fund has never activated any municipal bond insurance coverage on its holdings.

      In order to manage interest rate risk in a rising interest rate environment, the Manager recently began selling some of Insured Municipal Fund's longer duration bonds and replaced them with shorter duration instruments. Consequently, the income earned by Insured Municipal Fund has decreased and, effective April 11, 2000, the Board of Trustees of Insured Municipal Fund, at the request of Management, reduced Insured Municipal Fund's Class A dividend payment from $0.0683 per share to $0.0661 per share.

Who manages the two Funds?

      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager, OppenheimerFunds, Inc., under the oversight of each Fund's respective Board of Trustees. Insured Municipal Fund is a series fund of Oppenheimer Municipal Fund, an open-end registered management investment company, which was organized as a Massachusetts business trust in 1986, and is registered with the SEC. Insured Municipal Fund commenced operations on November 11, 1986. Municipal Bond Fund was originally incorporated in Maryland in 1976 but was reorganized in 1987 as a Massachusetts business trust, and is also registered with the SEC. Municipal Bond Fund is an open-end registered management investment company.

      The Manager is located at Two World Trade Center, New York, New York 10048, and acts as investment advisor to both Funds.

      Robert E. Patterson, a Senior Vice President of the Manager, is the portfolio manager for Municipal Bond Fund. He became the portfolio manager on November 18, 1985 and has been employed by the Manager since November 1985. Information regarding Mr. Patterson and his business experience for the last five years is provided in the accompanying Prospectus of Municipal Bond Fund under the section "How the Fund is Managed."

      Jerry Webman, a Senior Vice President of the Manager, and Merrell Hora, an Assistant Vice President of the Manager, are the portfolio managers of Insured Municipal Fund. They became the Fund's portfolio managers on August 28, 2000. Mr. Webman and Mr. Hora have been employed by the Manager since February 1996 and July 1998, respectively. Information regarding Mr. Webman and Mr. Hora and their business experience for the last five years is provided in the Prospectus of Insured Municipal Fund under the section "How the Fund is Managed."

What are the fees and expenses of each Fund and those expected after the Reorganization?

      Insured Municipal Fund and Municipal Bond Fund each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services. Those expenses are subtracted from each Fund's assets to calculate each Fund's net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand and compare the fees and expenses of investing in shares of Insured Municipal Fund with the fees and expenses of investing in shares of Municipal Bond Fund. The pro forma expenses of the surviving Municipal Bond Fund show what the fees and expenses are expected to be after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of shares of the Funds.

                PRO FORMA FEE TABLE FOR INSURED MUNICIPAL FUND
                           AND MUNICIPAL BOND FUND+


------------------------------------------------------------------------
                 Insured        Municipal Bond  Pro Forma Surviving
                 Municipal      Fund Class A    Municipal Bond Fund
                 Fund Class A   Shares          Class A shares
                 shares
------------------------------------------------------------------------
------------------------------------------------------------------------
Shareholder
Transaction
Expenses
(charges paid
directly from a
shareholder's
investment)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Maximum Sales
  Charge (Load)      4.75%           4.75%               4.75%
  on purchases
  (as a  %  of
  offering
  price)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Maximum
  Deferred           None1           None1               None1
  Sales Charge
  (Load) (as a
  % of the
  lower of the
  original
  offering
  price or
  redemption
  proceeds)
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
Annual Fund
Operating
Expenses (as a
percentage of
average daily
net assets)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Management         0.44%           0.52%               0.51%
  Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
  Distribution
  and/or             0.24%           0.22%               0.22%
  Service
  (12b-1) Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
  Other Expenses     0.21%           0.13%               0.13%
------------------------------------------------------------------------
------------------------------------------------------------------------
  Total Fund         0.89%           0.87%               0.86%
  Operating
  Expenses
------------------------------------------------------------------------

------------------------------------------------------------------------
                 Insured        Municipal Bond  Pro Forma Surviving
                 Municipal      Fund Class B    Municipal Bond Fund
                 Fund Class B   Shares          Class B shares
                 shares
------------------------------------------------------------------------
------------------------------------------------------------------------
Shareholder
Transaction
Expenses
(charges paid
directly from a
shareholder's
investment)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Maximum Sales
  Charge (Load)       None           None                None
  on purchases
  (as a  %  of
  offering
  price)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Maximum
  Deferred            5%2             5%2                 5%2
  Sales Charge
  (Load) (as a
  % of the
  lower of the
  original
  offering
  price or
  redemption
  proceeds)
------------------------------------------------------------------------
------------------------------------------------------------------------
Annual Fund
Operating
Expenses (as a
percentage of
average daily
net assets)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Management         0.44%           0.52%               0.51%
  Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
  Distribution
  and/or             1.00%           1.00%               1.00%
  Service
  (12b-1) Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
  Other Expenses     0.21%           0.13%               0.13%
------------------------------------------------------------------------
------------------------------------------------------------------------
  Total Fund         1.65%           1.65%               1.64%
  Operating
  Expenses
------------------------------------------------------------------------

------------------------------------------------------------------------
                 Insured        Municipal Bond  Pro Forma Surviving
                 Municipal      Fund Class C    Municipal Bond Fund
                 Fund Class C   Shares          Class C shares
                 shares
------------------------------------------------------------------------
------------------------------------------------------------------------
Shareholder
Transaction
Expenses
(charges paid
directly from a
shareholder's
investment)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Maximum Sales
  Charge (Load)       None           None                None
  on purchases
  (as a  %  of
  offering
  price)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Maximum
  Deferred            1%3             1%3                 1%3
  Sales Charge
  (Load) (as a
  % of the
  lower of the
  original
  offering
  price or
  redemption
  proceeds)
------------------------------------------------------------------------
------------------------------------------------------------------------
Annual Fund
Operating
Expenses (as a
percentage of
average daily
net assets)
------------------------------------------------------------------------
------------------------------------------------------------------------
  Management         0.44%           0.52%               0.51%
  Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
  Distribution
  and/or             1.00%           1.00%               1.00%
  Service
  (12b-1) Fees
------------------------------------------------------------------------
------------------------------------------------------------------------
  Other Expenses     0.21%           0.13%               0.13%
------------------------------------------------------------------------
------------------------------------------------------------------------
  Total Fund         1.65%           1.65%               1.64%
  Operating
  Expenses
------------------------------------------------------------------------
 Note: Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial accounting and legal expenses the Fund pays.
+Information provided is for Insured Municipal Fund and Municipal Bond Fund for the twelve-month period ended March 31, 2000.
1A contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" in each Fund's Prospectus. 2Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that. 3Applies to shares redeemed within 12 months of purchase.

     The 12b-1 fees for Class A shares of Municipal Bond Fund are service plan fees which are a maximum of 0.25% of average annual net assets of Class A shares. The 12b-1 fees for Class B and Class C shares of both Insured Municipal Fund and Municipal Bond Fund are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%.

Examples

      The examples below are intended to help you compare the cost of investing in each Fund and the proposed surviving Municipal Bond Fund. The examples assume an annual return for each class of 5%, the operating expenses remain the same as described above, and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

12 Months Ended 3/31/00

                            Insured Municipal Fund
-----------------------------------------------------------------------------
If     shares      are 1 year       3 years       5 years      10 years 1
redeemed:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A                $563         $751          $   955      $1,541
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B                $670         $826          $1,107       $1,588
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class C                $270         $526          $   907      $1,976
-----------------------------------------------------------------------------

                            Insured Municipal Fund
-----------------------------------------------------------------------------
If   shares   are  not 1 year       3 years       5 years      10 years 1
redeemed:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A                $563         $751          $955         $1,541
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B                $170         $526          $907         $1,588
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class C                $170         $526          $907         $1,976
-----------------------------------------------------------------------------

                              Municipal Bond Fund
-----------------------------------------------------------------------------
If     shares      are 1 year       3 years       5 years      10 years 1
redeemed:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A                $561         $742          $   939      $1,508
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B                $669         $823          $1,102       $1,566
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class C                $269         $523          $   902      $1,965
-----------------------------------------------------------------------------

                              Municipal Bond Fund
-----------------------------------------------------------------------------
If   shares   are  not 1 year       3 years       5 years      10 years 1
redeemed:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A                $561         $742          $939         $1,508
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B                $169         $523          $902         $1,566
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class C                $169         $523          $902         $1,965
-----------------------------------------------------------------------------

                    Pro Forma Surviving Municipal Bond Fund
-----------------------------------------------------------------------------
If     shares      are 1 year       3 years       5 years      10 years 1
redeemed:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A                $559         $736          $   929      $1,485
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B                $667         $817          $1,092       $1,544
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class C                $267         $517          $   892      $1,944
-----------------------------------------------------------------------------



                    Pro Forma Surviving Municipal Bond Fund
-----------------------------------------------------------------------------
If   shares   are  not 1 year       3 years       5 years      10 years 1
redeemed:
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class A                $559         $736          $929         $1,485
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class B                $167         $517          $892         $1,544
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Class C                $167         $517          $892         $1,944
-----------------------------------------------------------------------------
1 Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

In the example where shares are redeemed, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charge. In the example where shares are not redeemed, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.

Where can I find more financial information about the Funds?

      Performance information for both Insured Municipal Fund and Municipal Bond Fund is set forth in each Fund's Prospectus under the section "The Fund's Past Performance." Municipal Bond Fund's Prospectus accompanies this Prospectus/Proxy Statement and is incorporated by reference.

      The financial statements of Insured Municipal Fund and additional information with respect to the Fund's performance during its fiscal year ended September 30, 1999 (and the six month semi-annual period ended March 31, 2000), including a discussion of factors that materially affected its performance and relevant market conditions, are set forth in Insured Municipal Fund's Annual and Semi-Annual Reports dated September 30, 1999 and March 31, 2000, respectively, and are included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference. These documents are available upon request. See the section entitled "Information About Insured Municipal Fund." The financial statements of Municipal Bond Fund and additional information with respect to the Fund's performance during the fiscal year ended July 31, 1999 (and the six month semi-annual period ended January 31, 2000), including a discussion of factors that materially affected its performance and relevant market conditions, are set forth in Municipal Bond Fund's Annual and Semi-Annual Reports dated as of July 31, 1999 and January 31, 2000, respectively, and is included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference. These documents are available upon request. See the section entitled "Information About Municipal Bond Fund." Pro forma financial statements for the period April 1, 1999 through March 31, 2000, reflecting Municipal Bond Fund after the Reorganization are included in the Prospectus/Proxy Statement of Additional Information and incorporated herein by reference.

How have the Funds performed?

      The following past performance information is set forth in each Prospectus for each Fund: (i) a bar chart detailing annual total returns of Class A shares of each Fund as of December 31st for each of the full calendar years since such Fund's inception; and (ii) a table detailing how the average annual total returns of each Fund's Class A, Class B and Class C shares compare to those of the Lehman Brothers Municipal Bond Index, a broad-based market index. Past performance does not necessarily indicate how a fund will perform in the future.


      Average annual total returns for the Funds for the period ended June 30, 2000 are as follows:

---------------------------------------------------------------------
Fund                           1-year       5-year     10-year/Life
---------------------------------------------------------------------
---------------------------------------------------------------------
Municipal Bond Fund Class A
(inception 10/27/76)          - 6.74%       3.79%         5.74%
---------------------------------------------------------------------
---------------------------------------------------------------------
Municipal Bond Fund Class B
(inception 3/16/93)           - 7.46%       3.66%         3.91%
---------------------------------------------------------------------
---------------------------------------------------------------------
Municipal Bond Fund Class C
(inception 8/29/95)           - 3.78%        N/A          3.95%
---------------------------------------------------------------------
---------------------------------------------------------------------
Lehman  Brothers  Municipal
Bond Index (from 12/31/88)     3.25%        5.88%         7.06%
---------------------------------------------------------------------
---------------------------------------------------------------------
Insured    Municipal   Fund
Class A                       - 5.38%       3.75%         5.66%
(inception 11/11/86)
---------------------------------------------------------------------
---------------------------------------------------------------------
Insured    Municipal   Fund
Class B                        -6.14%       3.64%         3.79%
(inception 5/3/93)
---------------------------------------------------------------------
---------------------------------------------------------------------
Insured    Municipal   Fund
Class C                        -2.36%        N/A          3.90%
(inception 8/29/95)
---------------------------------------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is set forth in each Fund's Prospectus and Statement of Additional Information. Each Fund's average annual total return includes the applicable sales charge for Class A, Class B and Class C shares: for Class A, the current maximum initial sales charge of 4.75%; Class B, the contingent deferred sales charges of 5% (1 year), and 2% (5 year); and Class C, a contingent deferred sales charge of 1% if shares are redeemed within 12 months of purchase. Municipal Bond Fund's annual total return also includes the applicable sales charge for Class B shares of 1% (life of the class).

      The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of Municipal Bond Fund held until July 31, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the class on March 16, 1993. In the case of Class C shares, performance is measured from inception of the class on August 29, 1995. Municipal Bond Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Municipal Bond Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. Municipal Bond Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Insured Municipal Fund (Class A), and Lehman Brothers Municipal Bond Index

[Begin tabular representation of line chart]

             Oppenheimer        Lehman
             ----------         ------
9.30.89         9525            10000
9.30.90         10078           10680
9.30.91         11396           12088
9.30.92         12620           13351
9.30.93         14389           15053
9.30.94         13608           14685
9.30.95         15009           16328
9.30.96         16009           17314
9.30.97         17491           18875
9.30.98         19066           20520
9.30.99         18160           20377

[End tabular representation of line chart]

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 9/30/99(1)
1-YEAR -9.28%    5-YEAR 4.92%     10-YEAR 6.15%

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Insured Municipal Fund (Class B), and Lehman Brothers Municipal Bond Index

[Begin tabular representation of line chart]

             Oppenheimer        Lehman
             ----------         ------
5.3.93          10000           10000
9.30.93         10604           10570
9.30.94         9949            10312
9.30.95         10892           11465
9.30.96         11531           12157
9.30.97         12502           13254
9.30.98         13524           14409
9.30.99         12785           14308
[End tabular representation of line chart]

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 9/30/99(1)
1-YEAR -9.98%    5-YEAR 4.81%     LIFE 3.96%

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Insured Municipal Fund (Class C), and Lehman Brothers Municipal Bond Index

[Begin tabular representation of line chart]

             Oppenheimer        Lehman
             ----------         ------
8.29.95         10000           10000
9.30.95         10130           10063
9.30.96         10714           10671
9.30.97         11622           11633
9.30.98         12573           12647
9.30.99         11884           12559

[End tabular representation of line chart]

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 9/30/99(1) 1-YEAR -6.38% LIFE 4.32%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/88 for Class A, 3/31/93 for Class B and 8/31/95 for Class
C. 1. The Fund changed its fiscal year end from December 31 to July 31. 2. The average annual total returns are shown net of the applicable 4.75%
   maximum initial sales charge.
3. Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charge.
4. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

What are other key features of the Funds?

      The description of certain key features of the Funds below is supplemented by each Fund's Prospectus and Statement of Additional Information, each of which is incorporated herein by reference.

      Investment Management and Fees - OppenheimerFunds, Inc., manages the assets of both Insured Municipal Fund and Municipal Bond Fund and makes the investment decisions for both Funds. Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially the same, except for fee rates.

      Under its management agreement, Insured Municipal Fund pays the Manager a management fee equal to an annual rate of: 0.450% of the first $100 million of average annual net assets, 0.400% of the next $150 million, 0.375% of the next $250 million, and 0.350% of average annual net assets in excess of $500 million. Insured Municipal Fund's management fee for the year ended September 30, 1999, was 0.44% of the average annual net assets for each class of shares.

      Under its management agreement, Municipal Bond Fund pays the Manager a management fee equal to an annual rate of: 0.60% of the first $200 million of average net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average net assets in excess of $1 billion. Municipal Bond Fund's management fee for the fiscal year ended July 31, 1999, was 0.52% of the average annual net assets for each class of shares.

      Effective upon the Closing of the Reorganization, the management fee rate for Municipal Bond Fund is expected to be 0.51% of average annual net assets, based on the combined average net assets of the Funds for the twelve-month period ended March 31, 2000 which equaled $775,309,569 for Class A, Class B and Class C shares of Insured Municipal Fund and Municipal Bond Fund.

      Transfer Agency and Custody Services - OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for both Municipal Bond Fund and Insured Municipal Fund and for certain other open-end funds managed by the Manager and its affiliates. The terms of the Transfer Agency Agreement for both Funds are substantially the same.

      Citibank, N.A., located at 399 Park Avenue, New York, New York, 10043 acts as custodian of the securities and other assets of both Funds.

      Distribution Services - OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of both Funds, but is not obligated to sell a specific number of shares. Both Funds also adopted a Service Plan and Agreement under Rule 12b-1 for their Class A shares that reimburses the Distributor for payments to dealers for providing certain shareholder services at an annual rate of 0.25% of average net assets of Class A shares of the Funds held by dealers or their customers. Both Funds have also adopted Distribution and Service Plans under Rule 12b-1 for their Class B and Class C shares to compensate the Distributor for services in connection with distribution. Under these Plans, the Funds pay the Distributor a service fee at an annual rate of 0.25% of average annual net assets of Class B and Class C shares and an asset-based charge at an annual rate of 0.75% of net assets on Class B and Class C shares, whether the distribution expenses are more or less than the amounts paid by the Distributor under the Plan during the period. The Distributor then uses service fees to compensate dealers for providing personal services and maintaining shareholder accounts. The terms of the Service Plan and Agreement and the Distribution and Service Plan are substantially the same for both Funds.

      For a detailed description of each Fund's distribution-related services, see section entitled "Comparison of Investment Objectives and Policies - How do the account features and shareholder services for the Funds compare?"

      Purchases, Redemptions, Exchanges and other Shareholder Services - Both Funds have the same requirements and restrictions in connection with purchases, redemptions and exchanges. In addition, each Fund also offers the same types of shareholder services. More detailed information regarding purchases, redemptions, exchanges and shareholder services can be found below in the section "Comparison of Investment Objectives and Policies - How do the account features and shareholder services for the Funds compare?"

      Dividends and Distributions - Both Funds declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and pay those dividends to shareholders monthly on a date selected by the Boards of each Fund. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Funds from the purchase payment for those shares.

      For a detailed description of each Fund's policy on dividends and distributions, see the section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

What are the principal risks of an investment in the Municipal Bond Fund?

      As with most investments, investments in Municipal Bond Fund and Insured Municipal Fund involve risks. There can be no guarantee against loss resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. The risks associated with an investment in each Fund are similar and include risks associated with tax-exempt and other fixed income investments generally, such as interest rate and credit risks. There are, however, some distinctions in the investment programs of Municipal Bond Fund and Insured Municipal Fund. Specifically, there are differences in the variety of permitted investments and risks associated with such investments, and the percentage of investments in non-investment grade securities.

      For more information about the risks of the Funds, see the section entitled "Comparison of Investment Objectives and Policies - What are the risk factors associated with investments in the Funds?"


                        REASONS FOR THE REORGANIZATION

      The Manager proposed to the Board of Trustees of the Trust, on behalf of Insured Municipal Fund, a reorganization into Municipal Bond Fund so that shareholders of Insured Municipal Fund may become shareholders of a substantially larger fund advised by the same investment advisor with a similar investment objective. The Board also considered the fact that Municipal Bond Fund has the potential for lower overall operating expenses. The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Boards of both Funds concluded that neither Fund would experience dilution as a result of the Reorganization.

      The Board reviewed information demonstrating that Insured Municipal Fund is a smaller fund with approximately $118 million in net assets as of March 31, 2000. The Board anticipates that Insured Municipal Fund's assets will not increase substantially in size in the near future. By comparison, Municipal Bond Fund had approximately $575 million in net assets as of March 31, 2000. In 1999, the net assets of both Funds decreased. Specifically, Insured Municipal Fund's net assets decreased by 12%, while Municipal Bond Fund's net assets decreased by 15% for the calendar year ended December 31, 1999. After the Reorganization, the shareholders of Insured Municipal Fund would become shareholders of a larger fund that has lower overall operating expenses, than Insured Municipal Fund. Economies of scale may benefit shareholders of Insured Municipal Fund.

      The Reorganization Agreement was presented to the Board of Trustees of the Trust on behalf of Insured Municipal Fund at a meeting held on February 29, 2000. At the meeting, the Board questioned the Manager about the potential benefits and costs to shareholders of Insured Municipal Fund. In deciding whether to recommend approval of the Reorganization to shareholders, the Board considered, among other things: the expense ratios of Insured Municipal Fund and Municipal Bond Fund; the comparative investment performance of the two Funds; the investment objectives and policies, restrictions and investments of the two Funds; the tax consequences of the Reorganization; and the significant experience of the management team. The Board noted that the Fund's arrangements for the purchase, sale and/or exchange of shares are also substantially the same. The Board also noted that each Fund will pay for its own Reorganization expenses incurred, including the opinion of tax counsel, and that the Reorganization is expected to be tax-free to shareholders and the Funds.

      The Board concluded that the Reorganization is in the best interests of the shareholders of Insured Municipal Fund and that no dilution would result to shareholders from the Reorganization. It then decided to approve the Reorganization Agreement and to recommend that shareholders of Insured Municipal Fund vote to approve the Reorganization. As required by law, the Trustees approving the Reorganization Agreement included a majority of the Trustees who are not interested persons of Insured Municipal Fund.

      The Board's conclusion was based on a number of factors, including that the Reorganization would permit shareholders to pursue their investment goals in a larger fund. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce certain costs and expenses. This may result in lower overall expense ratios through the spreading of fixed costs of fund operations over a larger asset base. However, variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Reorganization. In addition, information provided to the Board indicated that total operating expenses of Class A shares of the surviving Municipal Bond Fund will decrease slightly as compared to Insured Municipal Fund, and the total operating expenses of Municipal Bond Fund's Class B and Class C shares will remain the same.

      The Board of Municipal Bond Fund also determined that the Reorganization was in the best interests of Municipal Bond Fund and its shareholders and that no dilution would result to shareholders. Municipal Bond Fund shareholders do not vote on the Reorganization.

      For the reasons discussed above, the Board, on behalf of Insured Municipal Fund, recommends that you vote FOR the Reorganization Agreement. If the shareholders of Insured Municipal Fund do not approve the Reorganization Agreement, the Board will consider other possible courses of action for Insured Municipal Fund, including dissolution and liquidation.

                     INFORMATION ABOUT THE REORGANIZATION

      This is only a summary of the Reorganization Agreement. You should read the actual form of Reorganization Agreement. It is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Insured Municipal Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Insured Municipal Fund and Municipal Bond Fund, including delivery of certain documents. The closing date is presently scheduled for November 9, 2000 and the Valuation Date is presently scheduled for November 8, 2000. If shareholders of Insured Municipal Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

      If shareholders of Insured Municipal Fund approve the Reorganization Agreement, Insured Municipal Fund will deliver to Municipal Bond Fund substantially all of its assets on the closing date. In exchange, shareholders of Insured Municipal Fund will receive Class A, Class B and Class C Municipal Bond Fund shares that have a value equal to the dollar value of the assets delivered by Insured Municipal Fund to Municipal Bond Fund. Insured Municipal Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Insured Municipal Fund will be permanently closed at the close of business on the Valuation Date. Only redemption requests received in proper form by the Transfer Agent on or before the close of business on the Valuation Date shall be fulfilled by Insured Municipal Fund. Redemption requests received after that time will be considered requests to redeem shares of Municipal Bond Fund.

      Shareholders of Insured Municipal Fund who vote their Class A, Class B or Class C shares in favor of the Reorganization will be electing in effect to redeem their shares of Insured Municipal Fund at net asset value on the Valuation Date, after Insured Municipal Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B or Class C shares of Municipal Bond Fund at net asset value. The cash reserve is that amount retained by Insured Municipal Fund which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts and expenses of liquidation. If the cash reserve is insufficient to satisfy any of Insured Municipal Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Municipal Bond Fund is not assuming any debts of Insured Municipal Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Insured Municipal Fund will recognize capital gain or loss on any sales of portfolio securities made prior to the Reorganization.

      Under the Reorganization Agreement, within one year after the Closing Date, Insured Municipal Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the cash reserve to Municipal Bond Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Insured Municipal Fund who were shareholders on the Valuation Date. If the remaining Cash Reserve is distributed to former Insured Municipal Fund shareholders, such distribution would be considered a return of capital for federal income tax purposes, reducing the tax basis of the shares received in the Reorganization, should it be approved. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Insured Municipal Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Insured Municipal Fund will complete its liquidation.

      The Reorganization Agreement provides for coordination between the Funds as to their respective portfolios so that, after the closing, Municipal Bond Fund will be in compliance with all of its investment policies and restrictions. Insured Municipal Fund will recognize a capital gain or loss on any sales made prior to the Reorganization pursuant to this paragraph. While any such coordination may increase the taxable distributions to Insured Municipal Fund shareholders described below, any such coordination is intended to be consistent with a tax-free reorganization for federal income tax purposes.

      Under the Reorganization Agreement, either Insured Municipal Fund or Municipal Bond Fund may abandon and terminate the Reorganization Agreement without liability to the other party. See Exhibit A attached hereto.

      To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Insured Municipal Fund.

Who will pay the expenses of the Reorganization?

      The Funds will bear the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in the proxy statement mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses, including legal, accounting and transfer agent expenses associated with the Reorganization will be paid by Insured Municipal Fund and Municipal Bond Fund, respectively, in amounts incurred by each. Management estimates that such expenses associated with the Reorganization to be borne by Insured Municipal Fund should not exceed $41,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Insured Municipal Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Insured Municipal Fund, and Municipal Bond Fund, it is expected to be the opinion of KPMG LLP, tax advisor to the Funds, that shareholders of Insured Municipal Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Municipal Bond Fund, and that shareholders of Municipal Bond Fund will not recognize any gain or loss upon receipt of Insured Municipal Fund's assets. Neither Fund will recognize gain as a result of the Reorganization.

      Immediately prior to the Valuation Date, Insured Municipal Fund will pay a dividend(s) which will have the effect of distributing to Insured Municipal Fund's shareholders all of Insured Municipal Fund's net investment company income for tax years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in tax years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). For the most part, dividends representing net tax exempt investment company income are expected not to be taxable under federal personal income taxes. However, to the extent that any dividends include income taxable for federal personal income tax purposes, that income and any capital gains distributions that are paid will be included in the taxable income of Insured Municipal Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

What should I know about Class A, Class B and Class C shares of Municipal Bond Fund?

      The rights of shareholders of both Funds are substantially the same. Class A, Class B and/or Class C shares of Municipal Bond Fund will be distributed to shareholders of Class A, Class B and Class C Insured Municipal Fund
shareholders, respectively, in connection with the Reorganization. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable on the books of Municipal Bond Fund. The shares of Municipal Bond Fund will be recorded electronically in each shareholder's account. Municipal Bond Fund will then send a confirmation to each shareholder. As described in its prospectus, Municipal Bond Fund does not issue share certificates for its Class B and Class C shares. Former Class A shareholders of Insured Municipal Fund who wish to have certificates representing their shares of Municipal Bond Fund must make a written request to the Transfer Agent. Shareholders of Insured Municipal Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former Class A shareholders of Insured Municipal Fund whose shares are represented by outstanding share certificates will not be allowed to redeem class shares of Municipal Bond Fund they receive in the Reorganization until the certificates for the exchanged Insured Municipal Fund have been returned to the Transfer Agent.

      Like Insured Municipal Fund, Municipal Bond Fund does not routinely hold annual shareholder meetings. Municipal Bond Fund and Insured Municipal Fund do not have cumulative voting rights. Insured Municipal Fund, as a series of Oppenheimer Municipal Fund, and Municipal Bond Fund are organized as Massachusetts business trusts. Under certain circumstances, shareholders of either Fund may be held personally liable as partners for such Fund's obligations, however, under the Declaration of Trust governing each of the Funds, such a shareholder is entitled to certain indemnification rights and the risk of a shareholder incurring any such loss is limited to the remote circumstances in which a Fund is unable to meet its obligations.

      What  are  the   capitalizations   of  the  Funds   and  what   might  the
capitalization be after the Reorganization?

      The following table sets forth the capitalization (unaudited) of Insured Municipal Fund and Municipal Bond Fund and indicates the pro forma combined capitalization as of March 31, 2000 as if the Reorganization had occurred on that date.

                                                                  Net Asset
                                                Shares            Value
                         Net Assets             Outstanding       Per Share

Insured Municipal Fund
      Class A        $  92,253,576               5,722,200         $16.12
      Class B        $  21,874,843               1,356,038         $16.13
      Class C        $   4,238,061                 262,924         $16.12


Municipal Bond Fund
      Class A        $ 499,512,113              53,430,137         $ 9.35
      Class B        $  63,714,846               6,829,894         $ 9.33
      Class C        $  11,960,346               1,282,255         $ 9.33

Municipal Bond Fund
(Pro Forma Surviving Fund)
      Class A        $ 591,765,689              63,296,830         $ 9.35*
      Class B        $  85,589,689               9,174,465         $ 9.33*
      Class C        $  16,198,407               1,736,495         $ 9.33*

* Reflects the issuance of 8,866,693 Class A shares, 2,344,571 Class B shares and 454,240 Class C shares of Municipal Bond Fund in a tax-free exchange for the net assets of Insured Municipal Fund, aggregating $118,366,480.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of Insured Municipal Fund and Municipal Bond Fund, and certain noteworthy differences between the investment objectives and policies of the two Funds. For a complete description of Municipal Bond Fund's investment policies and risks please review its prospectus dated November 19, 1999, which accompanies this Prospectus/Proxy Statement.

Are there any significant differences between the investment objectives and strategies of the two Funds?

In considering  whether to approve the  Reorganization,  shareholders of Insured
Municipal Fund should consider the differences in investment objectives, policies and risks of the Funds. Additional information about Municipal Bond Fund is set forth in its Prospectus, accompanying this Prospectus/Proxy Statement and incorporated herein by reference, and additional information about both Funds is set forth in documents that may be obtained upon request to the transfer agent or upon review at the offices of the SEC. See "Information about Insured Municipal Fund" and "Information about Municipal Bond Fund."

      Insured Municipal Fund's investment objective is to seek a high level of current income exempt from federal income taxes by investing in municipal securities. Municipal Bond Fund's investment objective is to seek maximum current interest income exempt from federal income taxes by investing in municipal securities, while attempting to preserve capital. The investment policies of the Funds differ slightly. Insured Municipal Fund, as a non-fundamental investment policy, invests at least 80% of its total assets in municipal securities and at least 65% of its assets in insured and "pre-refunded" municipal securities. Municipal Bond Fund, as a matter of fundamental policy, invests at least 80% of its assets in municipal securities. With respect to below investment grade investments, Insured Municipal Fund limits such investments to 10% or less of its total assets while Municipal Bond Fund limits such investments to 25% or less of its total assets. Both Funds currently emphasize investment in municipal securities with long-term maturities and may invest in municipal securities subject to the alternative minimum tax (i.e. AMT municipal securities).

How do the investment policies of the two Funds compare?

      Municipal Securities. The municipal securities that both Funds invest in primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Both Funds invest mainly in municipal securities. Municipal securities are securities issued by the governments of the District of Columbia and other states as well as their political subdivisions, authorities, instrumentalities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      The Funds can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Funds can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

      Insured Municipal Securities. Insured Municipal Fund invests at least 65% of its assets in "insured municipal securities." These securities include (1) securities that have an insurance policy covering the payment of all installments of interest and repayment of principal and (2) "pre-refunded" municipal securities. Although insurance reduces the effects of risks of default, insurance on municipal securities that Insured Municipal Fund buys does not guarantee or insure the market value of those securities or Insured Municipal Fund's share prices. If an issuer defaults on an insured municipal security, the payment of the claim under the insurance policy depends on the claims-paying ability of the insurance company.

      In a "pre-refunding" the issuer of a municipal security issues a second bond to raise cash to pay off the first bond at its call date or dates. The proceeds of the second bond are invested in U.S. Treasury securities that mature on the call date as security for the payment. Because of the collateral arrangement, these bonds typically are rated in the highest rating category of national rating organizations and are considered by Insured Municipal Fund to have credit protection equivalent to that of insured securities. However, these securities also typically offer a lower interest rate than the rate prevailing in the market for comparable issues that do not have collateral arrangements.

      Ratings of Municipal Securities the Funds Buy. Most of the municipal securities both Funds buy are "investment-grade" at the time of purchase. Insured Municipal Fund and Municipal Bond Fund do not invest more than 10% and 25%, respectively, of their total assets in municipal securities that at the time of purchase are not investment-grade. "Investment-grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch, the international rating agency, or other nationally recognized rating organizations, or (if unrated) judged by the Manager to be comparable to rated investment-grade securities.

      The Manager may rely to some extent on credit ratings by nationally-recognized rating organizations in evaluating the credit risk of securities selected for either Fund's portfolio. It also uses its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

      If the securities are not rated, the Manager will use its judgment to assign a rating to a security comparable to that of a rating agency. Insured Municipal Fund limits its investments in unrated securities to 10% or less of its total assets while Municipal Bond Fund limits its investments in unrated securities to 25% or less of its total assets. If the rating of a security is reduced after either Fund buys it, that Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      Special Credit Risks of Lower-Grade Securities. Lower-grade municipal securities (these are sometimes called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade municipal securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations.

      Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. Both Funds can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

      Other Investment Strategies. To seek their objectives, the Funds can also use the investment techniques and strategies described below. The Funds might not always use all of them. These techniques have certain risks although some are designed to help reduce overall investment or market risks.

o Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.

   Certain variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a form of derivative investment. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Funds when the Funds have invested in inverse floaters that expose the Funds to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Funds' exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Funds bear the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless. Neither Fund can invest more than 20% of its total assets in inverse floaters.

o Other Derivatives. Both Funds can also invest in other derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are hedging instruments, interest rate swaps, municipal bond indices or swap indices.

   Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

   Hedging. Both Funds can buy and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." Neither Fund may use hedging for speculative purposes. Currently, neither Fund uses hedging extensively. Both Funds have limits on their use of hedging instruments and are not required to use them in seeking their objective.

   Hedging involves risk. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. The Funds could also experience losses if the prices of its futures and options positions were not correlated with their other investments or if they could not close out a position because of an illiquid market for the future or option.

   Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Funds could be obligated to pay more under their swap agreements than they receive under them, as a result of interest rate changes. The Funds may not enter into swaps with respect to more than 25% of its total assets.

o When-Issued and Delayed-Delivery Transactions. Both Funds may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Funds if the value of the security declines prior to the settlement date.

o Puts and Stand-By Commitments. Both Funds can acquire "stand-by commitments" or "puts" with respect to municipal securities. The Funds obtain the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. Both Funds acquire stand-by commitments or puts solely to enhance portfolio liquidity.

o Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Neither Fund will invest more than 15% of its net assets in illiquid securities. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities that are eligible for resale to qualified institutional buyers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. Municipal Bond Fund cannot buy securities that have a restriction on resale.

o Temporary Defensive Investments. Both Funds can invest up to 100% of their total assets in temporary defensive investments during periods of unusual market conditions. Generally, they would be short-term municipal securities but could be U.S. Government securities or highly-rated corporate debt securities. The income from some temporary defensive investments may not be tax-exempt, and therefore when making those investments the Funds might not achieve their objectives. The Funds can also hold cash and cash equivalents pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

o Loans of Portfolio Securities. Both Funds can lend their portfolio securities to brokers, dealers and other financial institutions. A Fund might do so to raise cash for liquidity purposes. These loans are limited to not more than 5% of the value of the Insured Municipal Fund's total assets and not more than 25% of the value of Municipal Bond Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. Neither Fund presently intends to engage in loans of securities that will exceed 5% of the value of that Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

   The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

   When it lends securities, a Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower or others. A Fund can pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

o Zero-Coupon Securities. Municipal Bond Fund can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

   Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return and long duration.

o Repurchase Agreements. Both Funds can acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.

   Repurchase agreements having a maturity beyond seven days are subject to the Funds' limits on holding illiquid investments. There is no limit on the amount of Municipal Bond Fund's net assets that may be subject to repurchase agreements of seven days or less. Insured Municipal Fund will not enter into transactions that will cause more than 25% of its net assets to be subject to repurchase agreements. Because income earned on repurchase transactions is not tax-exempt, under normal market conditions the Funds will limit their repurchase transactions to 20% of their total assets. That limit may be exceeded if the Funds use repurchase agreements as temporary defensive investments.

What are the fundamental investment restrictions of the Funds?

      Both Insured Municipal Fund and Municipal Bond Fund have certain additional investment restrictions that, together with their investment objectives are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the Funds. They are discussed below. Fundamental policies govern the Funds' activities and cannot be changed without shareholder approval.

o Neither Fund can lend money except in connection with the acquisition of debt securities and repurchase agreements as permitted by its investment policies and restrictions. Both Funds can also make loans of portfolio securities, subject to the restrictions listed in each Funds' Statement of Additional Information and summarized above.

o Neither Fund can concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities or in obligations issued by the U.S. Government and its agencies or instrumentalities.

o Municipal Bond Fund cannot invest in any other securities other than municipal securities, temporary defensive investments, repurchase agreements, covered calls, private activity municipal securities and hedging instruments.

o Insured Municipal Fund cannot invest in interests in oil, gas or other mineral exploration or development programs.

o Insured Municipal Fund, with respect to 75% of its total assets, cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if more than 5% of its total assets would be invested in securities of that issuer or Insured Municipal Fund would then own more than 10% of that issuer's voting securities.

o Municipal Bond Fund cannot invest more than 5% of the value of its total assets in the securities of any one issuer. Municipal Bond Fund cannot acquire more than 10% of the total value of all outstanding securities of any one issuer. In both cases, this restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities.

o Neither Fund can invest in real estate. However, the Funds are permitted to invest in municipal securities or other permissible securities or instruments secured by real estate or interests in real estate.

o Neither Fund can purchase securities on margin. However, they can make margin deposits when using hedging instruments permitted by any of their other policies. Insured Municipal Fund can invest in options, futures, options on futures and similar instruments. Additionally, Municipal Bond Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities.

o  Neither Fund can sell securities short.

o Insured Municipal Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

o Neither Fund can underwrite securities of other companies. A permitted exception for Insured Municipal Fund is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o Municipal Bond Fund cannot invest in securities that are subject to restrictions on resale.

o Neither Fund can invest in or hold securities of any issuer if officers and directors or trustees of the funds or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o Insured Municipal Fund cannot invest in securities of any other investment companies, except if they are acquired as part of a merger, consolidation or other acquisition. Municipal Bond Fund cannot invest in securities of any other investment company, except in connection with a merger with another investment company.

o Insured Municipal Fund cannot borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of the Fund's assets. No assets of the Fund may be pledged, mortgaged or hypothecated except to secure a borrowing, and in that case no more than 10% of the Fund's total assets may be pledged, mortgaged or hypothecated. Borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when the liquidation of portfolio securities is considered inconvenient or disadvantageous. However, the Fund can enter into when-issued and delayed-delivery transactions.

o Municipal Bond Fund cannot borrow money in excess of 10% of the value of its total assets. The Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes, and not for the purpose of leveraging its investments. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

o Neither Fund can issue "senior securities," (this is not a fundamental policy for Municipal Bond Fund but it will not be changed without the approval of shareholders) but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

What are the risk factors associated with investments in the Funds?

      Like all investments, an investment in both of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio managers' analytical and portfolio management skills. There is a risk that poor security selection by the Manager will cause the Funds to underperform other funds having a similar objective. Insured Municipal Fund invests at least 65% of its assets in insured municipal securities. Otherwise, the risks of the Funds are basically the same as those of other investments in municipal securities and other fixed income securities of similar quality.

      Interest Rate Risk. Changes in interest rates will affect the value of each Fund's portfolio and its share prices. Interest rate risk is the risk that changes in interest rates can reduce the value of a security. Municipal securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities or duration. The Funds currently focus on longer term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

      Income Risk. Income Risk is the risk that a Fund's income will decrease due to falling interest rates. Since a Fund can only distribute what it earns, a Fund's distributions to its shareholders may decline when interest rates fall.

      Credit Risk. Municipal securities are debt securities that are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. A Fund may also suffer if an issuer's ability to make payments of interest or principal, or likelihood of payment of interest or principal is perceived to decline. Insured Municipal Fund and Municipal Bond Fund may each invest as much as 10% and 25%, respectively, of their assets in municipal securities below investment grade to seek higher income. Municipal Bond Fund's credit risks are greater than those of funds that buy only investment-grade bonds and potentially greater than the credit risks associated with Insured Municipal Fund. Currently, neither Fund is invested in below investment grade securities. Insured Municipal Fund's investments in insured municipal securities help reduce some of the possible effects of credit risk to the Fund. To help reduce credit risk, Insured Municipal Fund focuses on investment-grade securities. Credit ratings are not guarantees of an issuer's timely payment of obligations and a downgrade or other adverse news about an issuer can reduce a security's market value.

      Risks of Using Derivative Investments. The Funds can use derivatives to seek increased income or to try to hedge certain investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters," and interest rate swaps are examples of derivatives the Funds use.

      If the issuer of the derivative investment does not pay the amount due, the Funds can lose money on their investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, the Funds will get less income than expected, or their hedge might be unsuccessful, and their share prices could fall. The Funds have limits on the amount of particular types of derivatives they can hold. However, using derivatives can increase the volatility of the Funds' share prices. Some derivatives may be illiquid, making it difficult for the Funds to sell them quickly at an acceptable price.

      Risks of Lower-Grade Securities. Insured Municipal Fund may invest up to 10% of its total assets and Municipal Bond Fund may invest up to 25% of its total assets in lower grade securities. These securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities.

How do the account features and shareholder services for the Funds compare?

      Investment Management - Pursuant to each investment advisory agreement, the Manager acts as the investment advisor for the Funds and supervises the investment program of the Funds. The investment advisory agreements state that the Manager will provide administrative services for the Funds, including compilation and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the Funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Funds.

      Expenses not expressly assumed by the Manager under each Fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Funds. The investment advisory agreements list examples of expenses paid by the Funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Funds, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of their names.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of March 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for both Insured Municipal Fund and Municipal Bond Fund and for certain other open-end funds managed by the Manager and its affiliates.

      Distribution - Pursuant to General Distributor's Agreements, the Distributor acts as principal underwriter in a continuous public offering of shares of Insured Municipal Fund and Municipal Bond Fund, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor, except for those for which the Distributor is paid under each Fund's Rule 12b-1 Distribution and Service Plan described below.

      Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for their Class A shares. Each Plan reimburses the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under each plan, reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to reimburse dealers, brokers, banks and other financial institutions quarterly for expenses they incur in providing personal service and maintenance of accounts of their customers that hold Class A shares.

      Both Funds have adopted Distribution and Service Plans under Rule 12b-1 of the 1940 Act for their Class B and Class C shares. Each Plan compensates the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under each Plan, the Funds pay the Distributor an asset-based sales charge at an annual rate of up to 0.75% per year. The
Distributor also receives a service fee of 0.25% per year under each plan. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund. The Class B asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more.

      Purchases and Redemptions - Both Funds are part of the OppenheimerFunds family of funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      Both Funds offer the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $25, respectively. Both Funds have a maximum initial sales charge of 4.75% on Class A shares for purchases of less than $50,000. The sales charge of 4.75% is reduced for purchases of Class A shares of $50,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the end of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that.

      Class A, Class B and Class C shares of Municipal Bond Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Insured Municipal Fund shares exchanged for Municipal Bond Fund shares as a result of the Reorganization. However, any CDSC that applies to Insured Municipal Fund shares as of the date of the exchange will carry over to Municipal Bond Fund shares received in the Reorganization.

      Shareholder Services - Both Funds also offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone redemption and exchange privileges. All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Fund's respective prospectuses.

      Dividends and Distributions - Both Funds attempt to pay dividends on their Class A shares at a constant per share level. There is no assurance that they will be able to do so. The Boards of the Funds may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of dividends and the distributions paid on Class A, Class B or Class C shares may vary over time, depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than those paid on Class B or Class C shares, which normally have higher expenses than Class A. There can be no guarantee that either Fund will pay any dividends or distributions.

      Although neither Fund seeks capital gains, either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.

                              VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The affirmative vote of the holders of a majority of the total number of shares of Insured Municipal Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Insured Municipal Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person of by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting to permit further solicitation of proxies. For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum.

How do I ensure my vote is accurately recorded?

      You can vote in either of two ways:

o     By mail, with the enclosed proxy card.
o     In person at the Meeting.

A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

Can I revoke my proxy?

      Yes. You may revoke your proxy at any time before it is voted by (i) writing to the Secretary of Insured Municipal Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a later-dated proxy (if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Oppenheimer Municipal Fund on behalf of Insured Municipal Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballot confers discretionary authority with respect to such matters, and it is the intention of the persons named to vote proxies to vote in accordance with their judgment on such matters.

Who is entitled to vote?

      Shareholders of record of Insured Municipal Fund at the close of business on August 17, 2000, the record date, will be entitled to vote at the Meeting. On the record date, there were 6,997,095.417 outstanding shares of Insured Municipal Fund, consisting of 5,534,821.676 Class A shares, 1,241,101.092 Class B shares and 221,172.649 Class C shares. On the record date, there were 58,786,795.816 outstanding shares of Municipal Bond Fund, consisting of 51,525,237.876 Class A shares, 5,986,263.240 Class B shares and 1,275,294.700
Class C shares. Under relevant state law and the Trust's charter documents, proxies representing abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved. Municipal Bond Fund shareholders do not vote on the Reorganization.

What other solicitations will be made?

      Insured Municipal Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record, and may reimburse them for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of Insured Municipal Fund or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Insured Municipal Fund's expense.

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes only of determining the quorum. Because of the need to obtain a majority vote for the Reorganization proposal to pass, broker non-votes will have the same effect as a vote "against" the proposal.

Are there appraisal rights?

      No. Under the 1940 Act, shareholders do not have rights of appraisal as a result of the Reorganization. Although appraisal rights are unavailable, you have the right to redeem your shares at net asset value until the closing date. After the closing date, you may redeem your new Municipal Bond Fund shares or exchange them into shares of certain other funds in the OppenheimerFunds family, subject to the terms of the prospectuses of both Funds.


                        INFORMATION ABOUT MUNICIPAL BOND FUND

      Information about Municipal Bond Fund is included in the Municipal Bond Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Municipal Bond Fund is included in Municipal Bond Fund's Statement of Additional Information dated November 19, 1999, Annual Report dated July 31, 1999 and Semi-Annual Report dated January 31, 2000, which have been filed with the SEC and are incorporated herein by reference. You may request a free copy of these materials and other information by calling 1.800.525.7048 or by writing to Municipal Bond Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Municipal Bond Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet website at http:\\www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      INFORMATION ABOUT INSURED MUNICIPAL FUND

      Information about Insured Municipal Fund is included in the current Insured Municipal Fund Prospectus. This document has been filed with the SEC and is incorporated by reference herein. Additional information about Insured Municipal Fund is included in the Fund's Statement of Additional Information, Annual Report dated September 31, 1999 and Semi-Annual Report dated March 31, 2000, which have been filed with the SEC and are incorporated by reference herein. You may request free copies of these or other documents relating to Insured Municipal Fund by calling 1.800.525.7048 or by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Reports and other information filed by Insured Municipal Fund can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet web-site at http:\\www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                               PRINCIPAL STOCKHOLDERS

      As of the record date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of each of Insured Municipal Fund and Municipal Bond Fund. To the knowledge of Insured Municipal Fund, as of the record date, no person owned (beneficially or of record) 5% or more of the outstanding shares of Insured Municipal Fund, except for Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customer of the outstanding Class C shares, 4800 Deer Lake Drive, Jacksonville, FL 32246, which held 106,465.424 or 8.55% of the outstanding Class B shares, and 44,792.244 or 20.25 % of the outstanding Class C shares; and the Margie H. Madak Trust which held 30,622.750 or 13.84% of the outstanding Class C shares, NFSC for the sole benefit of its customer of the outstanding Class C shares, 15C Country Club Road, Honolulu, Hawaii 96817, which held 12,902.803 or 5.83% of the outstanding Class C shares, and the Victor C. Gray Family Investment Limited Partnership held 11,206.891 or 5.06%of the outstanding Class C shares, of Insured Municipal Fund. To the knowledge of Municipal Bond Fund, as of the record date, no person owned (beneficially or of record) 5% or more of the outstanding shares of Municipal Bond Fund, except for Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, Jacksonville, FL 32246, which held 541,916.621 or 9.06% and 131,283.999 or
10.29%, respectively, of the outstanding Class B and Class C shares for the sole benefit of its customer of Municipal Bond Fund.

By Order of the Board of Trustees


Andrew J. Donohue, Secretary

September 20, 2000

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of _____, 2000 by and between Oppenheimer Municipal Fund on behalf of its series, Oppenheimer Insured Municipal Fund ("Insured Municipal Fund"), a Massachusetts business trust and Oppenheimer Municipal Bond Fund ("Municipal Bond Fund"), a Massachusetts business trust.

                               W I T N E S S E T H:

WHEREAS, the parties are each open-end investment companies of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Insured Municipal Fund through the acquisition by Municipal Bond Fund of substantially all of the assets of Insured Municipal Fund in exchange for the voting shares of beneficial interest of Class A, Class B and Class C shares ("shares") of Municipal Bond Fund and the assumption by Municipal Bond Fund of certain liabilities of Insured Municipal Fund, which Class A, Class B and Class C shares of Municipal Bond Fund are to be distributed by Insured Municipal Fund pro rata to its shareholders in complete liquidation of Insured Municipal Fund and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Municipal Bond Fund of substantially all of the assets of Insured Municipal Fund in exchange for Class A, Class B and Class C shares of Municipal Bond Fund and the assumption by Municipal Bond Fund of certain liabilities of Insured Municipal Fund, followed by the distribution of such Class A, Class B and Class C shares of Municipal Bond Fund to the respective Class A, Class B and Class C shareholders of Insured Municipal Fund in exchange for their Class A, Class B and Class C shares of Insured Municipal Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The share transfer books of Insured Municipal Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Insured Municipal Fund; redemption requests received by Insured Municipal Fund after that date shall be treated as requests for the redemption of the shares of Municipal Bond Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

      2. On the Closing Date (as hereinafter defined), all of the assets of Insured Municipal Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Insured Municipal Fund, sufficient in its discretion for the payment of the expenses of Insured Municipal Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10.E., shall be delivered as provided in Section 8 to Municipal Bond Fund, in exchange for and against delivery to Insured Municipal Fund on the Closing Date of a number of Class A, Class B and Class C shares of Municipal Bond Fund, having an aggregate net asset value equal to the value of the assets of Insured Municipal Fund so transferred and delivered.

      3. The net asset value of Class A, Class B and Class C shares of Municipal Bond Fund and the value of the assets of Insured Municipal Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Municipal Bond Fund and the Class A, Class B and Class C shares of Insured Municipal Fund shall be done in the manner used by Municipal Bond Fund and Insured Municipal Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Municipal Bond Fund in such computation shall be applied to the valuation of the assets of Insured Municipal Fund to be transferred to Municipal Bond Fund.

      Insured Municipal Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Insured Municipal Fund's shareholders all of Insured Municipal Fund's investment company income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, New York, NY 10048, at 4:00 P.M. New York time on ________, 2000 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

      In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

      5. In conjunction with the Closing, Insured Municipal Fund shall distribute on a pro rata basis to the shareholders of Insured Municipal Fund as of the Valuation Date Class A, Class B and Class C shares of Municipal Bond Fund received by Insured Municipal Fund on the Closing Date in exchange for the assets of Insured Municipal Fund in complete liquidation of Insured Municipal Fund; for the purpose of the distribution by Insured Municipal Fund of Class A, Class B and Class C shares of Municipal Bond Fund to Insured Municipal Fund's shareholders, Municipal Bond Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B and Class C shares of Municipal Bond Fund on the books of Municipal Bond Fund to each Class A, Class B and Class C shareholder of Insured Municipal Fund in accordance with a list (the "Shareholder List") of Insured Municipal Fund shareholders received from Insured Municipal Fund; and (b) confirm an appropriate number of Class A, Class B and Class C shares of Municipal Bond Fund to each Class A, Class B and Class C shareholder of Insured Municipal Fund; certificates for Class A shares of Municipal Bond Fund will be issued upon written request of a former shareholder of Insured Municipal Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Municipal Bond Fund.

      The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Insured Municipal Fund, indicating his or her share balance. Insured Municipal Fund agrees to supply the Shareholder List to Municipal Bond Fund not later than the Closing Date. Shareholders of Insured Municipal Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Municipal Bond Fund which they received.

      6. Within one year after the Closing Date,  Insured  Municipal  Fund shall
(a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Municipal Bond Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Insured Municipal Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Insured Municipal Fund outstanding on the Valuation Date.

      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Municipal Bond Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Insured Municipal Fund shall deliver to Municipal Bond Fund two copies of a list setting forth the securities then owned by Insured Municipal Fund. Promptly after the Closing, Insured Municipal Fund shall provide Municipal Bond Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to Municipal Bond Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Insured Municipal Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Insured Municipal Fund on the Closing Date to Municipal Bond Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Municipal Bond Fund for the account of Municipal Bond Fund. Class A, Class B and Class C shares of Municipal Bond Fund representing the number of Class A, Class B and Class C shares of Municipal Bond Fund being delivered against the assets of Insured Municipal Fund, registered in the name of Insured Municipal Fund, shall be transferred to Insured Municipal Fund on the Closing Date. Such shares shall thereupon be assigned by Insured Municipal Fund to its shareholders so that the shares of Municipal Bond Fund may be distributed as provided in Section 5.

      If, at the Closing Date, Insured Municipal Fund is unable to make delivery under this Section 8 to Municipal Bond Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Insured Municipal Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Insured Municipal Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Insured Municipal Fund will deliver to Municipal Bond Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Municipal Bond Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Municipal Bond Fund.

      9. Municipal Bond Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Insured Municipal Fund, but Insured Municipal Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Insured Municipal Fund. Insured Municipal Fund and Municipal Bond Fund will bear the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Municipal Bond Fund and Insured Municipal Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Insured Municipal Fund and Municipal Bond Fund, respectively, in the amounts so incurred by each.

      10. The obligations of Municipal Bond Fund hereunder shall be subject to the following conditions:

           A.The Board of Directors of Insured Municipal Fund shall have authorized the execution of the Agreement, and the shareholders of Insured Municipal Fund shall have approved the Agreement and the transactions contemplated hereby, and Insured Municipal Fund shall have furnished to Municipal Bond Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Insured Municipal Fund; such shareholder approval shall have been by the affirmative vote of a majority of the total number of shares of Insured Municipal Fund outstanding and entitled to vote at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

           B.Municipal Bond Fund shall have received an opinion dated the Closing Date of counsel to Insured Municipal Fund, to the effect that (i) Insured Municipal Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Insured Municipal Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Insured Municipal Fund (Massachusetts counsel may be relied upon for this opinion).

           C.The representations and warranties of Insured Municipal Fund contained herein shall be true and correct at and as of the Closing Date, and Municipal Bond Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Insured Municipal Fund, dated the Closing Date, to that effect.

           D.On the Closing Date, Insured Municipal Fund shall have furnished to Municipal Bond Fund a certificate of the Treasurer or Assistant Treasurer of Insured Municipal Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Insured Municipal Fund as of the Closing Date.

           E.The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Insured Municipal Fund at the close of business on the Valuation Date.

           F.A Registration Statement on Form N-14 filed by Municipal Bond Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

           G.On the Closing Date, Municipal Bond Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Municipal Bond Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Insured Municipal Fund arising out of litigation brought against Insured Municipal Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Insured Municipal Fund delivered to Municipal Bond Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

           H.Municipal Bond Fund shall have received an opinion, dated the Closing Date, of KPMG LLP, to the same effect as the opinion contemplated by
Section 11.E. of the Agreement.

           I.Municipal Bond Fund shall have received at the Closing all of the assets of Insured Municipal Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

      11. The obligations of Insured Municipal Fund hereunder shall be subject to the following conditions:

           A.The Board of Directors of Municipal Bond Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Municipal Bond Fund shall have furnished to Insured Municipal Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Municipal Bond Fund.

           B.Insured Municipal Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of a majority of the total number of shares of Insured Municipal Fund outstanding and entitled to vote and Insured Municipal Fund shall have furnished Municipal Bond Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Insured Municipal Fund.

           C.Insured Municipal Fund shall have received an opinion dated the Closing Date of counsel to Municipal Bond Fund, to the effect that (i) Municipal Bond Fund is a business trust organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Municipal Bond Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Municipal Bond Fund, and (iii) the shares of Municipal Bond Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable (Massachusetts counsel may be relied upon for this opinion).

           D. The representations and warranties of Municipal Bond Fund contained herein shall be true and correct at and as of the Closing Date, and Insured Municipal Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of Municipal Bond Fund to that effect dated the Closing Date.

           E.Insured Municipal Fund shall have received an opinion of KPMG LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Insured Municipal Fund's representation that there is no plan or intention by any Insured Municipal Fund shareholder who owns 5% or more of Insured Municipal Fund's outstanding shares, and, to Insured Municipal Fund's best knowledge, there is no plan or intention on the part of the remaining Insured Municipal Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Municipal Bond Fund shares received in the transaction that would reduce Insured Municipal Fund shareholders' ownership of Municipal Bond Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Insured Municipal Fund shares as of the same date, and (ii) the representation by each of Insured Municipal Fund and Municipal Bond Fund that, as of the Closing Date, Insured Municipal Fund and Municipal Bond Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

             1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

             2. Insured Municipal Fund and Municipal Bond Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

             3. No gain or loss will be recognized by the shareholders of Insured Municipal Fund upon the distribution of Class A, Class B and Class C shares of beneficial interest in Municipal Bond Fund to the shareholders of Insured Municipal Fund pursuant to Section 354 of the Code.

             4. Under Section 361(a) of the Code no gain or loss will be recognized by Insured Municipal Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B and Class C shares of Municipal Bond Fund.

             5. Under Section 1032 of the Code, no gain or loss will be recognized by Municipal Bond Fund by reason of the transfer of substantially all of Insured Municipal Fund's assets in exchange for Class A, Class B and Class C shares of Municipal Bond Fund and Municipal Bond Fund's assumption of certain liabilities of Insured Municipal Fund.


             6. The shareholders of Insured Municipal Fund will have the same tax basis and holding period for the Class A, Class B and Class C shares of beneficial interest in Municipal Bond Fund that they receive as they had for Insured Municipal Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

             7. The securities transferred by Insured Municipal Fund to Municipal Bond Fund will have the same tax basis and holding period in the hands of Municipal Bond Fund as they had for Insured Municipal Fund, pursuant to
Section 362(b) and 1223(1), respectively, of the Code.

           F.The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Insured Municipal Fund at the close of business on the Valuation Date.

           G.A Registration Statement on Form N-14 filed by Municipal Bond Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

           H.On the Closing Date, Insured Municipal Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Insured Municipal Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Municipal Bond Fund arising out of litigation brought against Municipal Bond Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Municipal Bond Fund delivered to Insured Municipal Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

           I.Insured Municipal Fund shall acknowledge receipt of the Class A, Class B and Class C shares of Municipal Bond Fund.

      12. Insured Municipal Fund hereby represents and warrants that:

           A.The financial statements of Insured Municipal Fund as of September 30, 1999 heretofore furnished to Municipal Bond Fund, present fairly the financial position, results of operations, and changes in net assets of Insured Municipal Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Insured Municipal Fund, it being agreed that a decrease in the size of Insured Municipal Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

           B.Contingent upon approval of the Agreement and the transactions contemplated thereby by Insured Municipal Fund's shareholders, Insured Municipal Fund has authority to transfer all of the assets of Insured Municipal Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

           C.The Prospectus, as amended and supplemented, contained in Insured Municipal Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           D.There is no material contingent liability of Insured Municipal Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Insured Municipal Fund, threatened against Insured Municipal Fund, not reflected in such Prospectus;

           E.Except  for  the  Agreement,   there  are  no  material   contracts
outstanding to which Insured Municipal Fund is a party other than those ordinary in the conduct of its business;

           F.Oppenheimer Municipal Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Insured Municipal Fund, a series of Oppenheimer Municipal Fund, is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

           G.All federal and other tax returns and reports of Insured Municipal Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Insured Municipal Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Insured Municipal Fund ended September 30, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

           H.Insured Municipal Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Insured Municipal Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Insured Municipal Fund intends to meet such requirements with respect to its current taxable year.

13. Municipal Bond Fund hereby represents and warrants that:

           A.The financial statements of Municipal Bond Fund as of July 31, 1999 heretofore furnished to Insured Municipal Fund, present fairly the financial position, results of operations, and changes in net assets of Municipal Bond Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 31, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Municipal Bond Fund, it being understood that a decrease in the size of Municipal Bond Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

           B.The Prospectus, as amended and supplemented, contained in Municipal Bond Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           C.There is no material contingent liability of Municipal Bond Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Municipal Bond Fund, threatened against Municipal Bond Fund, not reflected in such Prospectus;

           D.Except  for  this  Agreement,   there  are  no  material  contracts
outstanding to which Municipal Bond Fund is a party other than those ordinary in the conduct of its business;

           E.Municipal Bond Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; Municipal Bond Fund has all necessary and material federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B and Class C shares of Municipal Bond Fund which it issues to Insured Municipal Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Municipal Bond Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Municipal Bond Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

           F.All federal and other tax returns and reports of Municipal Bond Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Municipal Bond Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Municipal Bond Fund ended July 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

           G.Municipal Bond Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Municipal Bond Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Municipal Bond Fund intends to meet such requirements with respect to its current taxable year;

           H.Municipal Bond Fund has no plan or intention (i) to dispose of any of the assets transferred by Insured Municipal Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B and Class C shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

           I.After   consummation  of  the  transactions   contemplated  by  the
Agreement,   Municipal   Bond  Fund   intends  to  operate  its  business  in  a
substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Municipal Bond Fund hereby represents to and covenants with Insured Municipal Fund that, if the reorganization becomes effective, Municipal Bond Fund will treat each shareholder of Insured Municipal Fund who received any of Municipal Bond Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Municipal Bond Fund received by such shareholder for the purpose of making additional investments in shares of Municipal Bond Fund, regardless of the value of the shares of Municipal Bond Fund received.

      15. Municipal Bond Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Insured Municipal Fund covenants and agrees to deregister as an investment company under the Act as soon as practicable to the extent required, and, upon Closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. Municipal Bond Fund understands that the obligations of Insured Municipal Fund under the Agreement are not binding upon any Director or shareholder of Insured Municipal Fund personally, but bind only Insured Municipal Fund and Insured Municipal Fund's property. Municipal Bond Fund represents that it has notice of the provisions of the Declaration of Trust with respect to Insured Municipal Fund disclaiming shareholder and Director liability for acts or obligations of Insured Municipal Fund.

      20. Insured Municipal Fund understands that the obligations of Municipal Bond Fund under the Agreement are not binding upon any Director or shareholder of Municipal Bond Fund personally, but bind only Municipal Bond Fund and Municipal Bond Fund's property. Insured Municipal Fund represents that it has notice of the provisions of the Declaration of Trust with respect to Municipal Bond Fund disclaiming shareholder and Director liability for acts or obligations of Municipal Bond Fund.

      21.  Wherever  in this  Agreement  the  Directors  or  officers of Insured
Municipal Fund are referred to, such references shall mean the Directors or officers of Oppenheimer Municipal Fund acting for and on behalf of Insured Municipal Fund.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.



                           OPPENHEIMER MUNICIPAL FUND
                           on behalf of its series
                           OPPENHEIMER INSURED MUNICIPAL FUND

                           By:
                           Andrew Donohue
                           Secretary

                           OPPENHEIMER MUNICIPAL BOND FUND

                           By:
                           Andrew Donohue
                           Secretary

                       Oppenheimer Insured Municipal Fund
      Proxy For Special Shareholders Meeting To Be Held November 2, 2000

The undersigned shareholder of Oppenheimer Insured Municipal Fund ("Insured Municipal Fund"), does hereby appoint Allan B. Adams, Robert Bishop, Scott Farrar and Brian W. Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Insured Municipal Fund to be held on November 2, 2000 at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Mountain time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

    To approve an Agreement and Plan of Reorganization between Oppenheimer Insured Municipal Fund ("Insured Municipal Fund"), a series of Oppenheimer Municipal Fund, and Oppenheimer Municipal Bond Fund ("Municipal Bond Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Insured Municipal Fund to Municipal Bond Fund in exchange for Class A, Class B and Class C shares of Municipal Bond Fund, (b) the distribution of such shares of Municipal Bond Fund to the corresponding Class A, Class B and Class C shareholders of Insured Municipal Fund in complete liquidation of Insured Municipal Fund and (c) the cancellation of the outstanding shares of Insured Municipal Fund.

           FOR______           AGAINST______        ABSTAIN_______

                          Dated: _________________________________, 2000
                                    (Month)                     (Day)

                               ---------------------------------
                                          Signature(s)

                               _________________________________   Signature
Please read both sides of this ballot.


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

Part B

                      STATEMENT OF ADDITIONAL INFORMATION
                         to PROSPECTUS/PROXY STATEMENT



                       Acquisition of the Assets of the
                      OPPENHEIMER INSURED MUNICIPAL FUND

                     By and in exchange for Shares of the
                        OPPENHEIMER MUNICIPAL BOND FUND


      This Statement of Additional Information to this Prospectus/Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Insured Municipal Fund ("Insured Municipal Fund") for shares of Oppenheimer Municipal Bond Fund ("Municipal Bond Fund").

      This SAI consists of this Cover Page and the following documents: (i) the Annual and Semi-Annual Reports dated September 31, 1999 and March 31, 2000, respectively, of Insured Municipal Fund; (ii) the Annual and Semi-Annual Reports dated July 31, 1999 and January 31, 2000, respectively, of Municipal Bond Fund;
(iii) the Statement of Additional  Information  of Insured  Municipal  Fund; and
(iv) the Statement of Additional Information of Municipal Bond Fund.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated September 1, 2000, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1.800.525.7048 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is September 1, 2000.

Oppenheimer
Municipal Bond Fund



Prospectus dated November 19, 1999


                                    Oppenheimer  Municipal Bond Fund is a mutual
                                    fund.  It seeks  current  income exempt from
                                    federal   income   taxes  by   investing  in
                                    municipal  securities,  while  attempting to
                                    preserve capital.
                                         This  Prospectus   contains   important
                                    information about the Fund's objective,  its
                                    investment  policies,  strategies and risks.
                                    It also contains important information about
                                    how to buy and sell shares of the
As with all mutual funds, the       Fund and other account
Securities and Exchange             features. Please read this
Commission has not approved or      Prospectus carefully before you
disapproved the Fund's              invest and keep it for future
securities nor has it               reference about your account.
determined that this
Prospectus is accurate or
complete.
It is a criminal offense to
represent otherwise.

CONTENTS


                 ABOUT THE FUND

           3     The Fund's Investment Objective and Strategies
           3     Main Risks of Investing in the Fund
           5     The Fund's Past Performance
           6     Fees and Expenses of the Fund
           7     About the Fund's Investments
           11    How the Fund is Managed


                 ABOUT YOUR ACCOUNT

           13    How to Buy Shares
                 Class A Shares
                 Class B Shares
                 Class C Shares

           21    Special Investor Services
                 AccountLink
                 PhoneLink
                 OppenheimerFunds Web Site

           22    How to Sell Shares
                 By Mail
                 By Telephone
                 By Checkwriting

           25    How to Exchange Shares
           26    Shareholder Account Rules and Policies
           28    Dividends and Taxes
           29    Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies
WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital.

WHAT DOES THE FUND INVEST IN? The Fund invests mainly in municipal securities that pay interest exempt from federal individual income tax. These primarily include municipal bonds (which are long term obligations), municipal notes (short term obligations), interests in municipal leases, and tax-exempt commercial paper. Most of the securities the Fund buys must be "investment grade" (the four highest rating categories of national rating organizations such as Moody's).

    The Fund  does not limit  its  investments  to  securities  of a  particular
maturity  range,  but  currently  focuses  on  longer-term   securities.   These
investments are more fully explained in "About the Fund's Investments," below.

HOW DO THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio manager looks nationwide for municipal securities using a variety of factors which may change over time and may vary in particular cases. The portfolio manager currently looks for:
  o Securities that provide high current income, o A wide range of securities to diversify the portfolio, o Securities having favorable credit characteristics, and o Special situations that provide opportunities for value.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors who want to pursue capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund
All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having a similar objective. There is no assurance that the Fund will achieve its objective.

    These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

CREDIT RISK. Municipal securities are debt securities that are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

INTEREST RATE RISKS. Municipal securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issuer municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally fall and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

HOW RISKY IS THE FUND OVERALL? The value of the Fund's investments in municipal securities will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risks than money market funds.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

                                   (BAR CHART)
                        [see appendix to the prospectus]

For the period from 1/1/99 through 9/30/99, the cumulative return (not annualized) for Class A shares was -2.52%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. During the 10-year period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 8.58% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -6.51% (1Q'94).

                                             Past 5      Past 10
Average Annual Total Returns                  Years       years
For the periods ended         Past 1 Year   (or life   (or life of
December 31, 1998                           of class,     class,
                                            if less)     if less)
--------------------------------------------------------------------
--------------------------------------------------------------------
Class A Shares (inception        1.01%        4.53%       7.26%
10/27/76)
--------------------------------------------------------------------
--------------------------------------------------------------------
Lehman Brothers Municipal        6.48%        7.50%        N/A
Bond Index
(from 12/31/88)
--------------------------------------------------------------------
--------------------------------------------------------------------
Class B Shares (inception        0.24%        4.41%       5.40%
3/16/93)
--------------------------------------------------------------------
--------------------------------------------------------------------
Class C Shares (inception        4.14%        7.12%        N/A
8/29/95)

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year), 2% (5-years) and 1% (life of class); for Class C, the 1% contingent deferred sales charge for the 1-year period. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds. The index performance does not consider the effects of capital gains or transaction costs, and the Fund's investments may vary from the securities in the index.


Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during the fiscal year ended July 31, 1999.

Shareholder Fees (charges paid directly from your investment):

                                Class A     Class B      Class C
                                Shares      Shares       Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Sales Charge (Load)      4.75%       None         None
on
Purchases (as a % of
offering price)
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load)                    None1        5%2          1%3
(as % of the lower of the
original offering
price or redemption proceeds)

1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details. 2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that. 3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
                                Class A      Class B     Class C
                                 Shares      Shares      Shares
-------------------------------------------------------------------
-------------------------------------------------------------------
Management Fees                  0.52%        0.52%       0.52%
-------------------------------------------------------------------
-------------------------------------------------------------------
Distribution and/or Service      0.22%        1.00%       1.00%
(12b-1) Fees
-------------------------------------------------------------------
-------------------------------------------------------------------
Other Expenses                   0.13%        0.13%       0.13%
-------------------------------------------------------------------
-------------------------------------------------------------------
Total Annual Operating           0.87%        1.65%       1.65%
Expenses

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

    The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed:      1 year    3 years   5 years  10 years1
--------------------------------------------------------------------
--------------------------------------------------------------------
Class A Shares                $560      $739         $      $1497
                                                934
--------------------------------------------------------------------
--------------------------------------------------------------------
Class B Shares                $668      $820      $1097     $1555
--------------------------------------------------------------------
--------------------------------------------------------------------
Class C Shares                $268      $520         $      $1955
                                                897

If shares are not redeemed:  1 year    3 years   5 years  10 years1
--------------------------------------------------------------------
--------------------------------------------------------------------
Class A Shares                $560      $739      $934      $1497
--------------------------------------------------------------------
--------------------------------------------------------------------
Class B Shares                $168      $520      $897      $1555
--------------------------------------------------------------------
--------------------------------------------------------------------
Class C Shares                $168      $520      $897      $1955

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. 1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.


About the Fund's Investments
THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based upon the Manager's evaluation of economic and market trends. Under normal market conditions, the Fund attempts to invest 100% of its assets in municipal securities. As a fundamental policy, the Fund invests at least 80% of its assets in municipal securities. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

    The Manager tries to reduce risks by carefully researching securities before they are purchased. The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one issuer.

    However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share price of the Fund will change daily based on changes in interest rates and market conditions, and in response to other economic events.

MUNICIPAL SECURITIES. The Fund buys municipal bonds and notes, tax-exempt commercial paper, certificates of participation in municipal leases, and other debt obligations. These debt obligations are issued by state governments, as well as their political subdivisions (such as cities, towns and counties), and their agencies and authorities. The Fund can also buy securities issued by the District of Columbia, any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal individual income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

    Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund currently focuses on longer-term securities, to seek higher income.

    The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some of these revenue obligations are private activity bonds that pay interest that may be a tax preference for investors subject to alternative minimum tax.

Ratings of Municipal  Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that at the time of purchase are not "investment-grade." "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch, or Duff & Phelps or another nationally recognized rating organization, or (if unrated) are judged by the Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

    The Manager may rely to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.
Special Credit Risks of Lower-Grade Securities. Lower-grade municipal securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-rated municipal securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations.
Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustee can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks although some are designed to help reduce overall investment risks.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.

    Certain variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless.
Other  Derivatives.  The Fund  can  invest  in  derivative  securities  that pay interest that depends on the change in value of an underlying asset, interest rate or index. Options and futures (discussed below) are also examples of derivatives. The Fund may use derivatives to seek increased returns or to try to hedge investment risks. Examples of external pricing mechanisms are interest rate swaps, municipal bond indices or swap indices.
  o There Are Special Risks in Using Derivatives. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold. For example, the Fund will not invest more than 20% of its total assets in inverse floaters.
Putsand Stand-By  Commitments.  The Fund can acquire  "stand-by  commitments" or
    "puts" with respect to municipal securities. The Fund obtains the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. The Fund acquires stand-by commitments or puts solely to enhance portfolio liquidity.
Illiquid  Securities.  Investments  may be illiquid  because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. The Fund cannot buy a security that has a restriction on its resale.
Hedging. The Fund can buy and sell futures contracts,  put and call options,  or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal. Hedging involves risks. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's returns.
Temporary  Defensive  Investments.  The Fund can  invest up to 100% of its total assets in temporary defensive investments during periods of unusual market conditions. Generally they would be short-term municipal securities but could be U.S. government securities or highly-rated corporate debt securities. The income from some temporary defensive investments may not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective. The Fund may also hold cash and cash equivalents pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares.


How the Fund is Managed
THE MANAGER. The Fund's investment Manager, OppenheimerFunds, Inc., selects the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The Agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

    The Manager has operated as an investment advisor since 1960. The Manager (including subsidiaries) managed more than $110 billion in assets as of September 30, 1999, including other Oppenheimer funds, with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. Portfolio Manager. The Fund's portfolio manager is Robert E. Patterson, a
    Senior Vice President of the Manager. Mr. Patterson is the person principally responsible for the day-to-day management of the Fund's portfolio, and has had this responsibility since November 18, 1985. Mr. Patterson is a Vice President of the Fund and also an officer and portfolio manager of other Oppenheimer funds.
Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate which declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for its last fiscal year ended July 31, 1999, was 0.52% of average annual net assets for each class of shares.


YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

    The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.


ABOUT YOUR ACCOUNT

How to Buy Shares
HOW DO YOU BUY SHARES?  You can buy shares several ways, as described below.
The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares. Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
    Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
  o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.525.7048 to notify the Distributor of the wire and to receive further instructions.
  o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
  o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.
HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional purchases at any time with as little as $25. There are reduced minimum investments under special investment plans.
  o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.
  o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor. Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time". The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.
The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
WHAT  CLASSES OF SHARES DOES THE FUND OFFER?  The Fund  offers  investors  three
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose a class, your investment will be made in Class A shares.
-------------------------------------------------------------------------------
Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
-------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
-------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.
-------------------------------------------------------------------------------

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

    The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C .
  o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year. However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

    And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.
  o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

    Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.
Are There Differences in Account Features That Matter to You? Some account features (such as checkwriting) may not be available to Class B or Class C shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares.
How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

    The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                             Front-End     Front-End
                               Sales         Sales      Commission
                            Charge As a   Charge As a       as
Amount of Purchase           Percentage  Percentage of  Percentage
                                 of           Net           of
                              Offering       Amount      Offering
                               Price        Invested       Price
--------------------------------------------------------------------
--------------------------------------------------------------------
Less than $50,000              4.75%         4.98%         4.00%
--------------------------------------------------------------------
--------------------------------------------------------------------
$50,000 or more but less       4.50%         4.71%         4.00%
than $100,000
--------------------------------------------------------------------
--------------------------------------------------------------------
$100,000 or more but less      3.50%         3.63%         3.00%
than $250,000
--------------------------------------------------------------------
--------------------------------------------------------------------
$250,000 or more but less      2.50%         2.56%         2.25%
than $500,000
--------------------------------------------------------------------
--------------------------------------------------------------------
$500,000 or more but less      2.00%         2.04%         1.80%
than $1 million

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by retirement accounts. That commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.

    If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

    In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" in the Statement of Additional Information.

    The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.



How Can You Reduce Sales Charges in Buying Class A Shares? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's
      "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information. The Class A initial and contingent deferred sales charges are not imposed in the circumstances described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

    The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
  o the amount of your account value represented by an increase in net asset value over the initial purchase price,
  o shares purchased by the reinvestment of dividends or capital gains distributions, or
  o shares redeemed in the special circumstances described in the Appendix in the Statement of Additional Information.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
  1.shares acquired by reinvestment of dividends and capital gains distributions,
  2.shares held for over 6 years, and 3.shares held the longest during the 6-year period.

    The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

 Years Since Beginning of Month  Contingent Deferred Sales Charge
 in                              on Redemptions In that Year (As %
 Which Purchase Order Was        of Amount Subject to Charge)
 Accepted
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 0-1                             5.0%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 1-2                             4.0%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 2-3                             3.0%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 3-4                             3.0%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 4-5                             2.0%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 5-6                             1.0%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 6 and following                 None

 In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
    Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by the reinvesting of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

    The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
  o the amount of your account value represented by the increase in net asset value over the initial purchase price,
  o shares purchased by the reinvestment of dividends or capital gains distributions, or
  o shares redeemed in the special circumstances described in the Appendix to the Statement of Additional Information. To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
  1.shares acquired by reinvestment of dividends and capital gains distributions,
  2.shares held for over 12 months, and 3.shares held the longest during the 12-month period.

DISTRIBUTION AND SERVICE (12b-1)PLANS.
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

    The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


    The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor currently pays a sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

    The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services
ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
  o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
  o have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information. You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

    AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310. Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
  o You wish to redeem more than $100,000 and receive a check o The redemption check is not payable to all shareholders listed on the account statement
  o The redemption check is not sent to the address of record on your account statement
  o Shares are being transferred to a Fund account with a different owner or name
  o Shares are being redeemed by someone (such as an Executor) other than the owners


Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW DO YOU SELL SHARES BY MAIL? Write a "letter of instructions" that includes:
  o Your name
  o The Fund's name
  o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered, and
  o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

----------------------------------------------------------------------
Use the following address for       Send courier or express mail
requests by mail:                   requests to:
OppenheimerFunds Services           OppenheimerFunds Services
P.O. Box 5270                       10200 E. Girard Avenue, Building
Denver, Colorado 80217              D
                                    Denver, Colorado 80231
----------------------------------------------------------------------

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
  o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310
    Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.
Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

    Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1.800.852.8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.
  o Checks can be written to the order of whomever you wish, but may not be cashed at the bank. The checks are payable through the Fund's custodian bank.
  o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
  o Checks must be written for at least $100.
  o Checks cannot be paid if they are written for more than your account  value.
    Remember: your shares fluctuate in value and you should not write a check close to the total account value.
  o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
  o Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:
  o Shares of the fund selected for exchange must be available for sale in your state of residence.
  o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
  o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
  o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
  o Before exchanging into a fund, you must obtain and read its prospectus.

Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

    You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:
Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover.
Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
  o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
  o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
  o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
  o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.


Shareholder Account Rules and Policies

The Offering Of Shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.
Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent Will Record Any Telephone Calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption Or Transfer  Requests  Will Not Be Honored  Until The Transfer  Agent
    Receives All Required Documents In Proper Form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers That Can Perform Account Transactions For Their Clients By Participating
    In NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.
The Redemption Prices For Shares Will Vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment For Redeemed Shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer  Agent May Delay  Forwarding  A Check or  processing  a payment via
    AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary Redemptions Of Small Accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.
Shares May Be "Redeemed In Kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with securities from the Fund's portfolio.
"Backup Withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To Avoid Sending Duplicate Copies Of Materials To Households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Taxes
DIVIDENDS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

    The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and the distributions paid on Class B and C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT ARE YOUR CHOICES  FOR RECEIVING DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund. Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All  Distributions  in Cash.  You can  elect to  receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest  Your  Distributions  in  Another  OppenheimerFunds  Account.  You  can
    reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.


TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for Federal individual income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.
    Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income. Remember There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

    This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights
The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

INFORMATION AND SERVICES

For  More  Information  on  Oppenheimer   Municipal  Bond  Fund:  The  following
additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

--------------------------------------------------------------------
By Telephone:               Call OppenheimerFunds Services
                            toll-free:
                            1.800.525.7048
--------------------------------------------------------------------
--------------------------------------------------------------------
By Mail:                    Write to:
                            OppenheimerFunds Services
                                  P.O. Box 5270
                           Denver, Colorado 80217-5270
--------------------------------------------------------------------
--------------------------------------------------------------------
On the Internet:            You can send us a request by
                           E-mail or read or down-load
                                  documents on
                         the OppenheimerFunds web site:
                         http://www.oppenheimerfunds.com
--------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.800.SEC.0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.



No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.



SEC File No. 811-2668               The Fund's shares are distributed by:
PR0310.001.1199                [logo] Oppenheimer Funds Distributors, Inc.
Printed on recycled paper.                       Distributor, Inc.

                           Appendix to Prospectus of
                        Oppenheimer Municipal Bond Fund

      Graphic Material included in the Prospectus of Oppenheimer Municipal Bond Fund: "Annual Total Returns (Class A) (% as of 7/31 each year)":

      A bar chart will be included in the Prospectus of Oppenheimer Municipal Bond Fund (the "Fund") depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the last ten calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

                Calendar       Oppenheimer
                Year           Municipal Bond Fund
                Ended          Class A Shares

                12/31/98           6.05%
                12/31/97           9.38%
                12/31/96           5.17%
                12/31/95          18.28%
                12/31/94          -9.19%
                12/31/93          13.79%
                12/31/92           9.20%
                12/31/91          12.11%
                12/31/90           5.93%
                12/31/89           9.43%

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Oppenheimer Insured Municipal Fund
------------------------------------------------------------------------------

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated January 28, 2000, Revised as of February 16, 2000

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 28, 2000. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                      Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks   2
    The Fund's Investment Policies................................2
    Municipal Securities..........................................3
    Other Investment Techniques and Strategies...................10
    Investment Restrictions......................................22
How the Fund is Managed..........................................25
    Organization and History.....................................25
    Trustees and Officers of the Fund............................26
    The Manager .................................................31
Brokerage Policies of the Fund...................................33
Distribution and Service Plans...................................35
Performance of the Fund..........................................38

About Your Account
How To Buy Shares................................................44
How To Sell Shares...............................................51
How to Exchange Shares...........................................55
Dividends and Taxes..............................................58
Additional Information About the Fund............................60

Financial Information About the Fund
Independent Auditors' Report.....................................62
Financial Statements ............................................63

Appendix A: Municipal Bond Ratings Definitions..................A-1
Appendix B: Industry Classifications............................B-1
Appendix C: Special Sales Charge Arrangements and Waivers.......C-1


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


ABOUT THE FUND
-------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors, prior to their maturity. Because the current values of debt securities vary inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified municipal securities having a maturity (when-issued) of more than one year as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

       |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

       |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

       |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

       |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

       |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

       |_|      Revenue   Anticipation   Notes.   These  are  notes  issued  in
expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

       |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

       |_|  Construction   Loan  Notes.   These  are  sold  to  provide  project
construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the federal Housing Administration.

      |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
      |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.


      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Service and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund can buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. Government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's, Duff & Phelps and Fitch for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

       |_| Special Risks of Lower-Grade Securities. Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      While securities rate "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade, they may be subject to special risks and have some speculative characteristics.

      |X| Insured Municipal Securities. Not all of the Fund's holdings of municipal securities are insured. As noted in the Prospectus, within the category of "insured" municipal securities, the Fund includes "pre-refunded" municipal securities, because of the additional credit security offered by the U.S. Government securities that collateralize the issuer's obligation to pay its debt. To the extent that municipal securities in the Fund's portfolio are rated insured, they will at all times be fully insured as to the scheduled payment of all installments of interest and principal. This insurance substantially reduces the risks to the Fund and its shareholders from defaults in the payment of principal and interest on portfolio securities owned by the Fund.

      Insurance coverage can be in one of three methods:
|_|   a mutual fund "Portfolio  Insurance Policy" issued by Financial  Guaranty
        Insurance Company,
|_|   a "Secondary Market Insurance Policy," or
|_| a "New Issue Insurance Policy" obtained by the issuer or the underwriter of the security at the time of its original issuance.

      If a municipal security is already covered by a New Issue Insurance Policy or Secondary Market Insurance Policy, then that security typically will not be additionally insured under a Portfolio Insurance Policy issued by Financial Guaranty Insurance Company. New Issue Insurance Policies or Secondary Market Insurance Policies may be issued by Financial Guaranty Insurance Company or by other insurers.

      The insurance policies discussed above insure the scheduled payments of all principal and interest on the covered municipal securities as those payments fall due. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. Except as described below, insurance of municipal securities the Fund buys has no effect on the net asset value or redemption price of the shares of the Fund.

      The insurance of principal refers to the face or par value of the security, and is not affected by the price paid therefor by the Fund or the market value of the security. Payment of a claim under an insurance policy depends on the claims-paying ability of the insurer and by the Fund makes no representations that any insurer will be able to meet its commitments.

       |_| New Issue Insurance Policies. A New Issue Insurance Policy, on a municipal security is obtained by the issuer or underwriters of that security. All premiums on the insurance for a security is paid in advance by the issuer or underwriter. Those policies are non-cancelable and continue in force so long as the security is outstanding and the insurer remains in business. Since New Issue Insurance remains in effect as long as the security insured by the policy is outstanding, the insurance may have an effect on the resale value of the security by the Fund. Therefore, New Issue Insurance may be considered to represent an element of market value for a security insured by that policy, but the exact effect, if any, of that insurance on the security's market value cannot be estimated. The Fund will acquire a municipal security subject to New Issue Insurance Policies only if the claims-paying ability of the insurer under the policy is rated "AAA" by S&P, or has a comparable rating from another rating organization on the date the Fund buys the security.

       |_| Portfolio Insurance Policies. A Portfolio Insurance Policy obtained by the Fund from Financial Guaranty Insurance Company will be effective only so long as the Fund is in existence, Financial Guaranty Insurance Company is in business, and the municipal security covered by the policy continues to be held by the Fund. If the Fund sells the insured municipal security or if the security is called or redeemed prior to its stated maturity the Portfolio Insurance Policy terminates on the security.

      A Portfolio Insurance Policy obtained by the Fund is non-cancellable except for the Fund's failure to pay the premium. Nonpayment of premiums on a Portfolio Insurance Policy obtained by the Fund will, under certain circumstances, result in the cancellation of the Portfolio Insurance Policy and also will permit Financial Guaranty Insurance Company to take action against the Fund to recover premium payments that are due. The premium rate for a security covered by a Portfolio Insurance Policy is fixed for the life of the security at the time the Fund buys it. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of covered securities during the month. Financial Guaranty Insurance Company cannot cancel coverage already in force with respect to municipal securities owned by the Fund and covered by the Portfolio Insurance Policy except for non-payment of premiums. If any insurance for a municipal security is canceled, the Manager will then determine as promptly as possible whether the Fund should sell that security.

      In determining whether to insure a municipal security, Financial Guaranty Insurance Company applies its own standards, which are not necessarily the same as the criteria used by the Manager when selecting securities for the Fund's portfolio. The decision whether to insure a security is made prior to the Fund's purchase of that security. A contract to purchase a security is not covered by the Portfolio Insurance Policy for that security although securities underlying such contracts are covered by the insurance upon physical delivery of the securities to the Fund or the Fund's custodian bank. The Fund does not obtain insurance on investments made for temporary liquidity and defensive purposes and pending investment in longer term municipal securities.

      Premiums are paid from the Fund's assets, and will therefore reduce the Fund's current yield. When the Fund purchases a Secondary Market Insurance Policy, the single premium is added to the cost basis of the municipal security and is not considered an item of expense for the Fund.

       |_| Secondary Market Insurance. The Fund might decide to purchase from Financial Guaranty Insurance Company a Secondary Market Insurance Policy on any municipal security can purchased by the Fund owns that is already covered by a Portfolio Insurance Policy. The Fund obtain a Secondary Market Insurance Policy on a security even if it is covered by a Portfolio Insurance Policy. However, the coverage (and obligation to pay monthly premiums) under the Portfolio Insurance Policy with respect to that security would cease when the purchases a Secondary Market Insurance Policy on that security.

      When purchasing a Secondary Market Insurance Policy, the Fund pays a single pre-determined premium. The Fund thereby obtains insurance against non-payment of scheduled principal and interest for the remaining term of the security, regardless of whether the Fund owns the security. That insurance coverage will be non-cancellable and will continue in force so long as the insured security is outstanding. Acquiring that type of policy enables the Fund to sell the municipal security to a third party as an "AAA"-rated insured security at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. That rating is not automatic, however, and must specifically be requested from Standard & Poor's for a security. This type of policy likely would be purchased if, the Manager, thinks that the market value or net proceeds of a sale of the insured security would exceed the current value of the security (without insurance) plus the cost of the policy. Any difference between a security's market value as an "AAA"-rated security and its market value without that rating, including the cost of the insurance single premium, would inure to the Fund in determining its net realized capital gain or loss the sale of the security.

      The Fund can purchase insurance under a Secondary Market Insurance Policy in lieu of a Portfolio Insurance Policy at any time, regardless of the effect on the market value of the underlying municipal security, if the Manager believes such insurance would best serve the Fund's interests in meeting its objectives and policies. The Fund can purchase a Secondary Market Insurance Policy on a security that is currently in default as to payments by the issuer to enable the Fund to sell the security on an insured basis rather than be obligated to hold the defaulted security in its portfolio in order to continue in force a Portfolio Insurance Policy on that security.

       |_| Financial Guaranty Insurance Company. The information below about Financial Guaranty Insurance Company is derived from publicly-available sources believed reliable by the Manager. Financial Guaranty Insurance Company is a New York stock insurance company, with principal offices at 115 Broadway, New York, New York, 10006. Financial Guaranty Insurance Company, domiciled in the State of New York, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January, 1984. Financial Guaranty Insurance Company is a subsidiary of FGIC Corporation, a Delaware holding company. FGIC Corporation is a wholly-owned subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation are obligated to pay the debts of or the claims against Financial Guaranty Insurance Company.

      In addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust and mutual fund portfolios, Financial Guaranty Insurance Company provides insurance for new issues and secondary market issues of municipal bonds and notes and for portions of those issues. Financial Guaranty Insurance Company also provides credit enhancements for asset-backed securities and mortgage-backed securities.

      Financial Guaranty Insurance Company is currently authorized to write insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty Insurance Company is also subject to regulation by the State of New York Insurance Department. That regulation is no guarantee that Financial Guaranty Insurance Company will be able to perform on its commitments or contracts of insurance if a claim under them at some time in the future.

      Under the provisions of a Portfolio Insurance Policy, Financial Guaranty Insurance Company unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company or its successor, as its agent, that portion of the principal of and interest on the security that becomes due for payment but is unpaid because of nonpayment by the issuer. Financial Guaranty Insurance Company will make those payments to the agent on the date the principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty Insurance Company receives notice of nonpayment, whichever is later.

      The agent will disburse to the Fund the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer. However it will do so only upon receipt by the agent of (i) evidence of the Fund's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of the principal or interest due for payment thereupon shall vest in Financial Guaranty Insurance Company. The proceeds attributable to interest payments will be tax-exempt. Upon such payment by the agent, Financial Guaranty Insurance Company will be fully subrogated to all of the Fund's rights under the defaulted obligation, which includes the right of Financial Guaranty Insurance Company to obtain payment from the issuer to the extent of amounts paid by Financial Guaranty Insurance Company to the Fund.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of the strategies at all times and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when issued security until the Fund receives the security at settlement of the trade.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books liquid assets at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into transactions that will cause more than 25% of the Fund's net assets to be subject to repurchase agreements.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund might have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      The  Fund  can  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans cannot exceed 5% of the value of the Fund's total assets. The Fund currently does not intend to lend securities. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      |_| sell interest rate futures or municipal bond index futures, |_| buy puts on such futures or securities, or
        |_| write covered calls on securities, interest rate futures or municipal bond index futures. The Fund can also write covered calls on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      |_| buy interest rate futures or municipal bond index futures, or |_| buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective, are approved by its Board, and are permissible under the Fund's investment restrictions and applicable regulations.

       |_| Futures. The Fund can buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures"), but only as a hedge against interest rate changes.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      No money is paid by or received by the Fund on the purchase or sale of a futures contract. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a debt security resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to fall about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (for example, the duration of municipal bonds relative to U.S. Treasury Bonds might turn out to be greater than anticipated).

       |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls), including exchange-traded and over-the-counter put and call options. These can include index options, securities options and futures options. These strategies are described below.

       |_| Writing Covered Call Options. The Fund can write (that is, sell) call options. After the Fund writes a call, not more than 20% of the fund's total assets may be subject to calls. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written. The Fund may write calls on futures contracts, but if it does not own the futures contract or delivery securities, these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      |_|Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 20% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       |_| Purchasing Calls and Puts. The Fund can buy calls on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund may buy puts on debt securities, municipal bond indices, and interest rate or municipal bond index futures, whether or not it owns the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit

       |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market might decline. If the Fund then concludes not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised and could incur losses.

       |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

      |X|  Temporary  Defensive  Investments.   The  securities  the  Fund  can
invest in for temporary defensive purposes include the following:
      |_|  short-term municipal securities;
      |_| obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
      |_| corporate debt securities rated within the three highest grades by a nationally recognized rating agency;
      |_| commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and
      |_| certificates of deposit of domestic banks with assets of $1 billion or more.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and some of the types of securities the Fund could buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |_| The Fund cannot invest in real estate. However, the Fund can invest in municipal securities or other permissible securities or instruments secured by real estate or interests in real estate.

      |_| The Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs.

      |_| The Fund cannot purchase securities, or other instruments, on margin. However, the Fund can invest in options, futures, options on futures and similar instruments and may make margin deposits and payments in connection with those investments.

      |_|  The Fund cannot make short sales of securities.

      |_| The Fund cannot underwrite securities. A permitted exception is in the case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its portfolio.

      |_| The Fund cannot invest in securities of other investment companies, except if they are acquired as part of a merger, consolidation or other acquisition.

      |_| The Fund cannot borrow money, except from banks for temporary purposes in amounts not in excess of 5% of the value of the Fund's assets. No assets of the Fund may be pledged, mortgaged or hypothecated except to secure a borrowing, and in that case no more than 10% of the Fund's total assets may be pledged, mortgaged or hypothecated. Borrowings may not be made for leverage, but only for liquidity purposes to satisfy redemption requests when the liquidation of portfolio securities is considered inconvenient or disadvantageous. However, the Fund can enter into when-issued and delayed-delivery transactions as described in this Statement of Additional Information.

      |_| The Fund cannot make loans. However, the Fund can purchase or hold debt obligations, repurchase agreements and other instruments and securities it is permitted to own and may lend its portfolio securities and other investments it owns.

      |_| With respect to 75% of its total assets, the Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would then own more than 10% of that issuer's voting securities.

      |_| The Fund cannot invest more than 25% of its total assets in a single industry. As an operating policy, the Fund applies this restriction to 25% or more of its total assets. However, the Fund can invest more than 25% of its assets in a particular segment of the municipal bond market, but it will not invest more than 25% of its total assets in industrial development bonds in a single industry.

      |_| The Fund cannot make investments for the purpose of exercising control of management.

      |_| The Fund cannot purchase securities of any issuer if, officers, trustees and directors of the Fund or the Manager individually beneficially own more than .5% of the securities of that issuer and together own beneficially more than 5% of the outstanding securities of that issuer.

|_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated or margin collateral or escrow arrangements are established to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      The Fund will not purchase or retain securities if, as a result, the Fund would have more than 5% of its total assets invested in securities of private issuers having a record of less than three years' continuous operation, or in industrial development bonds if the private entity on whose credit the security is based, directly or indirectly, is less than three years old, unless the security is rated by a nationally-recognized rating service. In each case, that period may include the operation of predecessor companies or enterprises. Additionally, the Fund will not invest in common stock or any warrants related to common stocks. These operating policies are not fundamental policies.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund Is Managed

Organization and History. The Fund is one of two diversified investment portfolios or "series" of Oppenheimer Municipal Fund, an open-end, diversified management investment company organized as a Massachusetts business trust in 1986, with an unlimited number of authorized shares of beneficial interest.

      Oppenheimer Municipal Fund (and therefore, the Fund, as one of its series) is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders of Oppenheimer Municipal Fund have the right to call a meeting to remove a Trustee or to take other action described in the Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment
portfolio.  Shares  are  freely  transferable.   Each  share  has  one  vote  at
shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:
      |_|                       has its own dividends and distributions,
      |_|             pays  certain  expenses  which may be  different  for the
   different classes,
      |_|             may have a different net asset value,
      |_|             may have  separate  voting rights on matters in which the
        interests of one class are different from the interests of another class, and
      |_|             votes  as a class  on  matters  that  affect  that  class
alone.

      |X| Meetings of Shareholders. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of Oppenheimer Municipal Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of the outstanding shares of Oppenheimer Municipal Fund. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the shareholder lists of a series of Oppenheimer Municipal Fund available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of a series of Oppenheimer Municipal Fund valued at $25,000 or more or constituting at least 1% of the outstanding shares of Oppenheimer Municipal Fund, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under the Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:

                                  Oppenheimer  Senior  Floating  Rate
Oppenheimer Cash Reserves         Fund
Oppenheimer Champion Income Fund  Oppenheimer Strategic Income Fund
                                  Oppenheimer   Total   Return  Fund,
Oppenheimer Capital Income Fund   Inc.
Oppenheimer High Yield Fund       Oppenheimer Variable Account Funds
Oppenheimer   International  Bond
Fund                              Panorama Series Fund, Inc.
Oppenheimer Integrity Funds       Centennial America Fund, L. P.
Oppenheimer          Limited-Term Centennial  California  Tax  Exempt
Government Fund                   Trust
Oppenheimer  Main  Street  Funds,
Inc.                              Centennial Government Trust
Oppenheimer   Main  Street  Small
Cap Fund.                         Centennial Money Market Trust
                                  Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund        Trust
Oppenheimer Real Asset Fund       Centennial Tax Exempt Trust

      Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of December 28, 1999, the Trustees and officers of the Fund as a group owned 1.2% of the Class A shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue are trustees of that plan.

William L. Armstrong, Trustee,2 Age: 62.
11 Carriage Lane, Littleton, Colorado 80121
Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); formerly U.S. Senator (January 1979 - January 1991).

Robert G. Avis*, Trustee, Age: 68
One North Jefferson Ave., St. Louis, Missouri 63103
Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G. Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).

William A. Baker, Trustee, Age: 84
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

George C. Bowen, Trustee, Age: 633
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August
1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Jon S. Fossel, Trustee, Age: 57 4
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Trustee, Age:59
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp.
and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee, Age: 70
44 Portland Drive, St. Louis, Missouri 63131
Director  of  Wave  Technologies  International,   Inc.  (a  computer  products
training company), self-employed consultant (securities matters).

C. Howard Kast, Trustee, Age: 78
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 78
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Trustee, Age: 515
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Trustee, Age: 84
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

James C. Swain*, Chairman, Chief Executive Officer and Trustee, Age: 66 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Andrew J. Donohue, Vice President and Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Christian D. Smith, Vice President and Portfolio Manager, Age: 38. Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since October 11, 1999); an officer of other Oppenheimer funds. From January 1999 to September 1999 he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management (an investment adviser), prior to which he was a portfolio manager for that firm (January 1990 to January
1999).

           Remuneration of Trustees. The officers of the Fund and two Trustees of the Fund (Ms. Macaskill and Mr. Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended September 30, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1999.

  ------------------------------------------------------------------
                           Aggregate       Total Compensation
  Trustee's Name           Compensation    from all Denver-Based
  and Other Positions      from Fund       Oppenheimer Funds1
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  William L. Armstrong     $65             None 2
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Robert G. Avis           $422            $67,998.00
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  William A. Baker         $431            $69,998.00
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  George C.  Bowen         $70             None 2
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  John S. Fossel           $428            $67,496.00
  Audit Committee Member
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Sam Freedman             $459            $73,998.00
  Audit Committee Member
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Raymond J. Kalinowski    $455            $73,998.00
  Audit Committee Member
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  C. Howard Kast           $485            $76,998.00
  Audit Committee Chairman
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Robert M. Kirchner       $427            $67,998.00
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Ned M. Steel             $422            $67,998.00
  ------------------------------------------------------------------
1.    For the 1999 calendar year.
2. Mr.   Armstrong  and  Mr.  Bowen  were  not  Trustees  or  Directors  of  the
   Denver-based Oppenheimer funds during 1998.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of December 28, 1999, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding shares were:

      Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida, 32246-6484, which owned 680.935 Class B shares, representing 6.99% of the Class B shares then outstanding.

      Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida, 32246-6484, which owned 63,879.633 Class C shares, representing 21.68% of the Class C shares then outstanding.

      Margie H. Madak Trust, 8619 W. Sunnyside Avenue, Chicago, Illinois 60656-4149, which owned 29,762.828 of the Class C shares, representing 10.10% of the Class C shares then outstanding.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

       The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the SEC's Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's Fixed-Income Portfolio Team provide the portfolio manager with research and counsel in managing the Fund's investments. The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

  -----------------------------------------------------------------

     Fiscal Year Ending 9/30          Management Fee Paid to
                                      OppenheimerFunds, Inc.
  -----------------------------------------------------------------
  -----------------------------------------------------------------

              1997                           $471,703

  -----------------------------------------------------------------
  -----------------------------------------------------------------

              1998                           $545,563

  -----------------------------------------------------------------
  -----------------------------------------------------------------

              1999                           $601,513

  -----------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.

      The agreement permits the Manager to act as investment adviser for any other person, firm or corporation. The Manager uses the name "Oppenheimer" in connection with other investment companies for which it or an affiliate is the investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager can withdraw its permission to the Fund (and to Oppenheimer Municipal Fund) to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees has permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

 -------------------------------------------------------------------

   Fiscal Year Ended 9/30     Total Brokerage Commissions Paid by
                                           the Fund1
 -------------------------------------------------------------------
 -------------------------------------------------------------------

            1997                             None

 -------------------------------------------------------------------
 -------------------------------------------------------------------

            1998                           $73,0592

 -------------------------------------------------------------------
 -------------------------------------------------------------------

            1999                            $89,180

 -------------------------------------------------------------------
1. Amounts do not include spreads or concessions on principal amounts on a net trade basis.
2. In the fiscal year ended 9/30/99, no transactions directed to brokers for research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 -------------------------------------------------------------------
         Aggregate   Class A    Commissions  CommissionsCommissions
 Fiscal  Front-End   Front-End  on Class A   on Class   on Class C
 Year    Sales       Sales      Shares       B Shares   Shares
 Ended   Charges     Charges    Advanced by  Advanced   Advanced
 9/30:   on Class A  Retained   Distributor1 by         by
         Shares      by                      DistributorDistributor1
                     Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------

  1997    $164,201    $35,272     $ 5,001     $222,466    $18,115
 -------------------------------------------------------------------
 -------------------------------------------------------------------

  1998    $197,201    $47,360     $ 1,663     $350,427    $27,494
 -------------------------------------------------------------------
 -------------------------------------------------------------------

  1999    $214,856    $36,028     $13,460     $274,507    $21,836
 -------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
* Includes amount retained by a broker-dealer that is an affiliate or parent of the distributor.

  -----------------------------------------------------------------
  Fiscal    Class A           Class B           Class C
  Year      Contingent        Contingent        Contingent
  Ended     Deferred Sales    Deferred Sales    Deferred Sales
  9/30:     Charges Retained  Charges Retained  Charges Retained
            by Distributor    by Distributor    by Distributor
  -----------------------------------------------------------------
  -----------------------------------------------------------------

    1999           $0              $96,005            $4,312
  -----------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees, 6 cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service provider or their customers.

      For the fiscal year ended September 30, 1999, payments under the Plan for Class A shares totaled $245,096, all of which was paid by the Distributor to recipients. That included $12,398 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide for the service fee are similar to the services provided under the Class A plan, described above.

      The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
      |_| pays sales  commissions to authorized  brokers and dealers at the time
        of sale and pays service fees as described in the Prospectus, |_| may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      |_| employs personnel to support distribution of shares, and |_| bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods.

 --------------------------------------------------------------------
 Distribution Fees Paid to the Distributor in the Fiscal Year Ended
                               9/30/99
 --------------------------------------------------------------------
 --------------------------------------------------------------------
                                        Distributor's Distributor's
                                        Aggregate     Unreimbursed
          Total          Amount         Unreimbursed  Expenses as %
          Payments       Retained by    Expenses      of Net Assets
 Class:   Under Plan     Distributor    Under Plan    of Class
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class B  $ 285,641      $ 233,634      $ 938,638         3.55%
 Plan
 --------------------------------------------------------------------
 --------------------------------------------------------------------
 Class C  $  57,731      $  33,511      $ 789,916         1.41%
 Plan
 --------------------------------------------------------------------

      All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
      |_| Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

       |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.


                    Standardized Yield = 2[(a-b     6
                                            --- + 1) - 1]
                                            cd

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

      The symbols above represent the following factors:

      a =dividends and interest earned during the 30-day period.
      b =expenses accrued for the period (net of any expense assumptions).
      c =the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

       |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

       |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

  -----------------------------------------------------------------
       The Fund's Yields for the 30-Day Periods Ended 9/30/99
  -----------------------------------------------------------------
  -----------------------------------------------------------------
                                                  Tax-Equivalent
              Standardized     Dividend Yield         Yield
                  Yield                          (39.6% Fed. Tax
  Class of                                           Bracket)
  Shares
  -----------------------------------------------------------------
  -----------------------------------------------------------------
            Without  After    Without  After    Without  After
            Sales    Sales    Sales    Sales    Sales    Sales
            Charge   Charge   Charge   Charge   Charge   Charge
  -----------------------------------------------------------------
  -----------------------------------------------------------------

  Class A      5.12%    4.88%    4.93%    4.69%    8.48%     8.08%
  -----------------------------------------------------------------
  -----------------------------------------------------------------

  Class B      4.35%      N/A    4.10%      N/A    7.20%       N/A
  -----------------------------------------------------------------
  -----------------------------------------------------------------

  Class C      4.35%      N/A    4.11%      N/A    7.20%       N/A
  -----------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

       |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                  1/n
                              ERV
                              --- - 1 = Average Annual Total Return
                               P

       |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

                              ERV-P
                              ----- = Total Return
                                P

--------------------------------------------------------------------
      The Fund's Total Returns for the Periods Ended 9/30/99
--------------------------------------------------------------------
--------------------------------------------------------------------
           Cumulative          Average Annual Total Returns
              Total
           Returns (10
            years or
Class of     life of
Shares       class)
--------------------------------------------------------------------
--------------------------------------------------------------------
                                           5-Year        10-Year
                            1-Year      (or life of    (or life of
                                           class)        class)
--------------------------------------------------------------------
--------------------------------------------------------------------
          After  WithoutAfter   WithoutAfter  Without After   Without
          Sales  Sales  Sales   Sales  Sales  Sales   Sales   Sales
          Charge Charge Charge  Charge Charge Charge  Charge  Charge
--------------------------------------------------------------------
--------------------------------------------------------------------

Class A   81.60% 90.66%  -9.28% -4.76%  4.92%   5.94%   6.15% 6.67%
--------------------------------------------------------------------
--------------------------------------------------------------------

Class B   28.24% 27.85%  -9.98% -5.47%  4.81%   5.14% 3.96%(2)3.96%(2)
--------------------------------------------------------------------
--------------------------------------------------------------------

Class C   18.85%(18.85%  -6.38% -5.48% 4.32%(34.32%(3)  N/A    N/A
--------------------------------------------------------------------
 1.  Inception of Class A:  11/11/86
 2.  Inception of Class B:05/03/93
 3.  Inception of Class C:08/29/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other insured municipal debt funds. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star rankings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

|X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


-------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
      |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
      |_| Current  purchases of Class A and Class B shares of the Fund and other
        Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
      |_| Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X|  The  Oppenheimer  Funds.  The  Oppenheimer  funds are  those  mutual
funds   for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

Oppenheimer   California  Municipal Oppenheimer  Large  Cap  Growth
Fund                                Fund
Oppenheimer  Capital   Appreciation Oppenheimer  Money Market Fund,
Fund                                Inc.
Oppenheimer  Capital   Preservation Oppenheimer            Multiple
Fund                                Strategies Fund
                                    Oppenheimer        Multi-Sector
Oppenheimer Developing Markets Fund Income Trust
                                    Oppenheimer         Multi-State
Oppenheimer Discovery Fund          Municipal Trust
Oppenheimer Enterprise Fund         Oppenheimer Municipal Bond Fund
                                    Oppenheimer  New York Municipal
Oppenheimer Europe Fund             Fund
Oppenheimer Global Fund             Oppenheimer Series Fund, Inc.
Oppenheimer  Global Growth & Income Oppenheimer   U.S.   Government
Fund                                Trust
Oppenheimer    Gold    &    Special
Minerals Fund                       Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund             Oppenheimer Trinity Growth Fund
Oppenheimer   International  Growth
Fund                                Oppenheimer Trinity Value Fund
Oppenheimer   International   Small
Company Fund                        Oppenheimer World Bond Fund
                                    Oppenheimer   Senior   Floating
Oppenheimer Cash Reserves           Rate Fund
                                    Oppenheimer   Strategic  Income
Oppenheimer Champion Income Fund    Fund
                                    Oppenheimer  Total Return Fund,
Oppenheimer Capital Income Fund     Inc.
                                    Oppenheimer   Variable  Account
Oppenheimer High Yield Fund         Funds
Oppenheimer International Bond Fund Panorama Series Fund, Inc.
Oppenheimer Integrity Funds         Centennial America Fund, L. P.
Oppenheimer            Limited-Term Centennial    California    Tax
Government Fund                     Exempt Trust
Oppenheimer   Main  Street   Funds,
Inc.                                Centennial Government Trust
Oppenheimer  Main Street  Small Cap
Fund.                               Centennial Money Market Trust
                                    Centennial  New York Tax Exempt
Oppenheimer Municipal Fund          Trust
Oppenheimer Real Asset Fund         Centennial Tax Exempt Trust
                                       Rochester   Portfolio   Series,   a
Oppenheimer  Quest For Value Funds,  a     series fund having one series:
series  fund   having  the   following     Limited-Term      New      York
series:                                       Municipal Fund
   Oppenheimer  Quest  Small Cap Value Bond  Fund  Series,  a series  fund
   Fund,                                   having one series:
   Oppenheimer  Quest  Balanced  Value     Oppenheimer         Convertible
   Fund and                                   Securities Fund
   Oppenheimer    Quest    Opportunity Rochester Fund Municipals
   Value Fund
Oppenheimer  Quest  Global Value Fund, Oppenheimer MidCap Fund
Inc.
Oppenheimer  Quest Capital Value Fund,
Inc.
Oppenheimer Quest Value Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bounded by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1.Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2.If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3.If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4.By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5.The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.
      6.Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares of OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation for from his or her firm selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of Fund's portfolio securities may change significantly on those days, when shareholders cannot purchase or redeem shares.

      |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)   debt instruments that have a maturity of more than 397 days when-issued,

(2) debt instruments that had a maturity of 397 days or less when-issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when-issued and which have a remaining maturity of 60 days or less.

      |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when-issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);

(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.


      Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.


      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

   o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
   o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
   o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
   o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
   o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
   o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
   o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
   o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders . The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When your exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as federal Funds (funds credited to a member bank's account at the federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:

(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities);

(2)   income from securities loans; or


(3) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager. The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the custodian bank of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. Deloitte & Touche LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                                       A-1
                                   Appendix A

-------------------------------------------------------------------------------
                 MUNICIPAL BOND RATINGS DEFINITIONS
-------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Rating Services
-------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently   vulnerable  to  nonpayment  and  is  dependent  upon  favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.
-------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations  and
are  extremely   speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."








-------------------------------------------------------------------------------
International Short-Term Credit Ratings
-------------------------------------------------------------------------------
F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default   risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Long-Term Debt and Preferred Stock
-------------------------------------------------------------------------------

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

                             Industry Classification

Aerospace/Defense                   Food and Drug Retailers
Air Transportation                  Gas Utilities
Asset-Backed                        Health Care/Drugs
Auto Parts and Equipment            Health Care/Supplies & Services
Automotive                          Homebuilders/Real Estate
Bank Holding Companies              Hotel/Gaming
Banks                               Industrial Services
Beverages                           Information Technology
Broadcasting                        Insurance
Broker-Dealers                      Leasing & Factoring
Building Materials                  Leisure
Cable Television                    Manufacturing
Chemicals                           Metals/Mining
Commercial Finance                  Nondurable Household Goods
Communication Equipment             Office Equipment
Computer Hardware                   Oil - Domestic
Computer Software                   Oil - International
Conglomerates                       Paper
Consumer Finance                    Photography
Consumer Services                   Publishing
Containers                          Railroads & Truckers
Convenience Stores                  Restaurants
Department Stores                   Savings & Loans
Diversified Financial               Shipping
Diversified Media                   Special Purpose Financial
Drug Wholesalers                    Specialty Printing
Durable Household Goods             Specialty Retailing
Education                           Steel
Electric Utilities                  Telecommunications     -     Long
                                    Distance
Electrical Equipment                Telephone - Utility
Electronics                         Textile,     Apparel    &    Home
                                   Furnishings
Energy Services                     Tobacco
Entertainment/Film                  Trucks and Parts
Environmental                       Wireless Services
Food

                                       C-7
                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
        Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
        Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the
"Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").
Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.


 I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."7 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
        custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
           Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

           II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their
        "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested  from  the  Fund  or  other  Oppenheimer  funds  (other  than
        Oppenheimer   Cash  Reserves)  or  unit  investment   trusts  for  which
        reinvestment arrangements have been made with the Distributor.
|_|   Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid.
        This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)        Following the death or disability (as defined in the Internal Revenue
           Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.8 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
           Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)        To meet the minimum distribution requirements of the Internal Revenue
           Code.
(7)        To make  "substantially  equal  periodic  payments"  as  described in
           Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.9 (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


    III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
        Rules and Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.10 (5) To make distributions required under a Qualified Domestic Relations
              Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)           To meet the  minimum  distribution  requirements  of the  Internal
              Revenue Code.
(7)           To make  "substantially  equal periodic  payments" as described in
              Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.11 (9) On account of the participant's separation from service.12 (10) Participant-directed redemptions to purchase shares of a mutual fund
              (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
        |_|Redemptions  of Class B shares or Class C shares  under an  Automatic
           Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.


 IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
                      Funds Who Were Shareholders of Former
                              Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer  Quest  Value  Fund, Oppenheimer  Quest Small Cap
  Inc.                             Value Fund
  Oppenheimer    Quest    Balanced Oppenheimer   Quest   Global
  Value Fund                       Value Fund
  Oppenheimer   Quest  Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest for Value  U.S.  Government Quest   for   Value   New   York
Income Fund                         Tax-Exempt Fund
  Quest   for   Value    Investment Quest   for    Value    National
Quality Income Fund                 Tax-Exempt Fund
  Quest  for  Value  Global  Income Quest   for   Value   California
Fund                                Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
        Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
        Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

---------------------------------------------------------------------
Number         of Initial    Sales Initial    Sales
Eligible          Charge  as  a  % Charge  as  a  % Commission  as %
Employees      or of      Offering of  Net   Amount of      Offering
Members           Price            Invested         Price
---------------------------------------------------------------------
---------------------------------------------------------------------
9 or Fewer             2.50%            2.56%            2.00%
---------------------------------------------------------------------
---------------------------------------------------------------------
At  least  10 but      2.00%            2.04%            1.60%
not more than 49
---------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.
      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders who were shareholders of the AMA Family of Funds on
        February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either Class
        B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimerfund within 90 days after redemption.

       V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment
                                 Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account   Connecticut    Mutual    Total
                                      Return Account
  Connecticut    Mutual    Government CMIA     LifeSpan      Capital
Securities Account                    Appreciation Account
  Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income
                                     Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
        Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:

      any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(1) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(2) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(3) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(4) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(5) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


             VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.







          VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-------------------------------------------------------------------------------
Oppenheimer Insured Municipal Fund
-------------------------------------------------------------------------------


Internet Web Site:
     www.oppenheimerfunds.com

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217-5270
    1-800-525-7048

Custodian Bank
    Citibank, N.A.
    399 Park Avenue
    New York, New York 10043

Independent Auditors
    Deloitte & Touche LLP
    555 Seventeenth Street, Suite 3600
    Denver, Colorado 80202-3942

Legal Counsel
    Myer, Swanson, Adams & Wolf, P.C.
    1600 Broadway
    Denver, Colorado 80202


PX0865.00

Oppenheimer Municipal Bond Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 19, 1999

    This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 19, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks         2
   The Fund's Investment Policies............................. 2
   Other Investment Techniques and Strategies................. 7
   Investment Restrictions.................................... 18
How the Fund is Managed ...................................... 20
   Organization and History................................... 20
    Trustees and Officers of the Fund.........................  21
    The Manager...............................................  27
    Brokerage Policies of the Fund............................  28
    Distribution and Service Plans............................  30
    Performance of the Fund...................................  33

About Your Account
How To Buy Shares.............................................  38
How To Sell Shares............................................  45
How to Exchange Shares........................................  49
Dividends, Capital Gains and Taxes............................  52
Additional Information About the Fund.........................  54

Financial Information About the Fund
Independent Auditors' Report..................................  55
Financial Statements .........................................  56

Appendix A: Municipal Bond Ratings............................  A-1
Appendix B: Industry Classifications..........................  B-1
Appendix C: Special Sales Charge Arrangements and Waivers.....  C-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

    The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., will select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

    However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could experience a capital gain or loss on the sale.

    There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

    |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

    Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

           |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

           |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

           Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

           |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

           |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

    In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

    Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

    The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

    In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

    The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

    Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

    A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

    |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

           |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

           |_|  Revenue   Anticipation   Notes.   These  are  notes  issued  in
expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

           |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

           |_|  Construction  Loan  Notes.  These  are sold to  provide  project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

    |X| Tax Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

    |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

    Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees. Those guidelines require the Manager to evaluate:
    |_| the frequency of trades and price quotations for such securities; |_| the number of dealers or other potential buyers willing to purchase or
      sell such securities; |_| the availability of market-makers; and |_| the nature of the trades for such securities.

    While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

    Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

    Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

    In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

    |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Corporation and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

    Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

    Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

    The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

    A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below.

    Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

    The Fund ordinarily does not trade securities to achieve short-term capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

    |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligation.

    The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

    Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon not more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

    |X| Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock option."

    Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

    Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

    |X| When-Issued and Delayed Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

    When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

    The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

    When the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

    At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify to its Custodian cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

    When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

    |X| Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

    Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

    The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

    |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

    The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

    Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

    A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

    |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

    The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's assets that may be subject to repurchase agreements of seven days or less.

    Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

    |X| Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. The Fund's fundamental policies prohibit it from purchasing any restricted security that would require registration with the Securities and Exchange Commission before it could be sold publicly.

    |X| Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

    The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

    When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

    |X| Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund may:
    |_| sell interest rate futures or municipal bond index futures, |_| buy puts on such futures or securities, or |_| write covered calls on securities, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

    The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:
    |_| buy interest rate futures or municipal bond index futures, or |_| buy calls on such futures or on securities.

    The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

    |_| Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

    An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

    A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

    Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

    At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

    The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

    Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

    |_| Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

    |_| Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(3) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(4) The Fund may write calls on futures contracts that it owns, but these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

    When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

    The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

    When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

    To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

    The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

    |_| Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option must not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

    When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

    Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

    The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

    When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

    |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

    The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

    The Fund may pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

    If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

    There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

    The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

    The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

    The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

    An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

    |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

    Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

    The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

    |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

    Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

    Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

    |X| Temporary Defensive Investments. The securities the Fund may invest in for temporary defensive purposes include the following:
    |_|                         short-term municipal securities;
    |_|    obligations  issued  or  guaranteed  by the U.S.  Government  or its agencies or instrumentalities;
    |_|    corporate debt  securities  rated within the three highest grades by a nationally recognized rating agency;
    |_|    commercial  paper  rated  "A-1" by S&P,  or a  comparable  rating by
      another nationally recognized rating agency; and |_| certificates of deposit of domestic banks with assets of $1 billion or more.

    |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to met its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

    |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
    |_|67%  or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
    |_|         more than 50% of the outstanding shares.

    The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

    |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

    |_| The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

    |_| The Fund cannot lend any of its assets. However, repurchase agreements and the purchase of debt securities in accordance with the Fund's other investment policies and restrictions are permitted. The Fund may also lend its portfolio securities as described in "Loans of Portfolio Securities.

    |_| The Fund cannot borrow money in excess of 10% of the value of its total assets. The Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes, and not for the purpose of leveraging its investments. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

    |_| The Fund cannot invest more than 5% of the value of its total assets in the securities of any one issuer. The Fund cannot acquire more than 10% of the total value of all outstanding securities of any one issuer. In both cases, this restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities.

    |_| The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities or in obligations issued by the U.S. Government and its agencies or instrumentalities.

    |_| The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in Municipal Securities or other permitted securities that are secured by real estate or interests in real estate.

    |_| The Fund cannot purchase securities on margin. However, the Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities. Furthermore, the Fund may make margin deposits in connection with the use of hedging instruments as permitted by any of its other fundamental policies.

    |_| The Fund cannot sell securities short.

    |_| The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

    |_| The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

    |_| The Fund cannot invest in securities of any other investment company, except in connection with a merger with another investment company.

    |_| The Fund cannot issue any bonds, debentures or senior equity securities.

    The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior securities. However, that policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

    Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the restrictions above. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

    In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

    The Manager has no present intention of investing more than 25% of the total assets of the Fund in securities of issuers located in the same state, or in securities paying interest derived from revenues of similar types of projects. Neither of these is a fundamental policy, and therefore, either of them may be changed without shareholder approval. Should any such change occur, the Prospectus and/or this Statement of Additional Information will be supplemented or revised to reflect the change.

How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was originally incorporated in Maryland in 1976 but was reorganized in 1987 as a Massachusetts business trust.

    The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

    |_| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:
    |_|                         has its own dividends and distributions,
    |_|               pays  certain  expenses  which may be  different  for the
   different classes,
    |_|               may have a different net asset value,
    |_|               may have  separate  voting rights on matters in which the
       interests of one class are different from the interests of another class, and
    |_| votes as a class on matters that affect that class alone.

    |_| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

    Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

    |_| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

    The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

Oppenheimer   California   Municipal Oppenheimer   Large  Cap  Growth
Fund                                 Fund
Oppenheimer   Capital   Appreciation Oppenheimer  Money  Market Fund,
Fund                                 Inc.
Oppenheimer   Capital   Preservation Oppenheimer  Multiple Strategies
Fund                                 Fund
                                     Oppenheimer  Multi-Sector Income
Oppenheimer Developing Markets Fund  Trust
                                     Oppenheimer          Multi-State
Oppenheimer Discovery Fund           Municipal Trust
Oppenheimer Enterprise Fund          Oppenheimer Municipal Bond Fund
                                     Oppenheimer  New York  Municipal
Oppenheimer Europe Fund              Fund
Oppenheimer Global Fund              Oppenheimer Series Fund, Inc.
Oppenheimer  Global  Growth & Income Oppenheimer   U.S.    Government
Fund                                 Trust
Oppenheimer  Gold & Special Minerals
Fund                                 Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund              Oppenheimer Trinity Growth Fund
Oppenheimer   International   Growth
Fund                                 Oppenheimer Trinity Value Fund
Oppenheimer    International   Small
Company Fund                         Oppenheimer World Bond Fund

    Ms. Macaskill and Messrs. Spiro, Donohue, Bowen, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of November 3, 1999, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 75
280 Park Avenue, New York, NY 10017
General  Partner of Odyssey  Partners,  L.P.  (investment  partnership)  (since
1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee, Age: 66
19750 Beach Road, Jupiter Island, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Dr. Phillip A. Griffiths, Trustee, Age: 61
97 Olden Lane, Princeton, New Jersey 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 to June 1999), Provost and Professor of Mathematics at Duke University (1983-1991), a director of Research Triangle Institute, Raleigh, N.C. (1983-1991), and a Professor of Mathematics at Harvard University (1972-1983).

Benjamin Lipstein, Trustee, Age: 76
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus  of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill, President and Trustee*, Age: 51
Two World Trade Center, 34th Floor, New York, NY 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corp., an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director (since July 1996) of Oppenheimer Real Asset Management, Inc.; President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager, and of Oppenheimer Millennium Funds plc; President and a director or trustee of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan, Trustee, Age: 70
801 Pennsylvania Avenue, N.W., Washington, D.C. 20004
Author  and  architectural  historian;  a trustee  of the Freer  Gallery  of Art
(Smithsonian Institution); Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 72
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil and gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 69
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of Offit Bank; a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 67
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Group Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (U.K.
temporary staffing company); a life trustee of International House (non-profit educational organization); and a trustee of Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee, Age: 73
Two World Trade Center, 34th Floor, New York, NY 10048-0203
A Trustee of other Oppenheimer Funds.  Formerly he held the following positions:
Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January
1991) and a director (January 1969 - August 1999) of the Manager; President and Director of the Distributor (July 1978 - January 1992).

Pauline Trigere, Trustee, Age: 86
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of P.T. Concept (design and sale of women's fashions).

Clayton K. Yeutter, Trustee, Age: 68
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

Robert E. Patterson, Vice President and Portfolio Manager, Age:56 Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since February 1993); an officer of other Oppenheimer funds.

Andrew J. Donohue, Secretary, Age: 49
Two World Trade Center, 34th Floor, New York, NY 10048-0203 Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since September 1995); President and a director of Centennial Asset Management Corp. (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April
1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corp. (since April 1999); formerly President and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991
- March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, 34th Floor, New York, NY 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985) and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

    |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 1999. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1998.

 -------------------------------------------------------------------
                                                    Total
                                       Retirement   Compensation
                                       Benefits     from all
 Trustee's Name           Aggregate    Accrued      New York-Based
 and Committee            Compensation as Fund      Oppenheimer
 Position                 from Fund    Expenses     Funds
                                                    (22 Funds)1
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Leon Levy                $12,996      $1,301       $162,600
 Chairman
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Robert G. Galli          $4,475       0            $113,383
 Study Committee Member
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Philip Griffiths         $730         0            0

 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Benjamin Lipstein        $11,684      $1,574       $140,550
 Study Committee Chairman
 Audit Committee Member
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Elizabeth B. Moynihan    $7,121       0            $99,000
 Study Committee Member
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Kenneth A. Randall       $7,348       $817         $90,800
 Audit Committee Chairman
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Edward V. Regan          $6,460       0            $89,800
 Proxy Committee
 Chairman,
 Audit Committee Member
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Russell S. Reynolds, Jr. $5,074       $240         $67,200
 Proxy Committee Member
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Pauline Trigere          $4,840       $524         $60,000

 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Clayton K. Yeutter (2)   $4,834       0            $67,200
 Proxy Committee Member
 -------------------------------------------------------------------
(1) For the 1998 calendar year.
(2) Includes $1,227 deferred under Deferred Compensation Plan described below.

    |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service.

    |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

    Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

    |X| Major Shareholders. As of November 3 1999, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following:

      Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive E., Floor 3, Jacksonville, Florida 32246, which owned 538,488.089 Class B shares (6.53% of the Class B shares then outstanding), for the benefit of its customers.

      Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive E., Floor 3, Jacksonville, Florida 32246, which owned 220,345,313 Class C shares (12.94% of the Class C shares then outstanding), for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

    The portfolio manager of the Fund is principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers have broad experience with fixed-income securities. They provide the Fund's portfolio manager with research and support in managing the Fund's investments.

    |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    Expenses not expressly assumed by the Manager under the advisory agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

         ---------------------------------------------------
              Fiscal Year         Management Fee Paid to
              Ending 7/31         OppenheimerFunds, Inc.
         ---------------------------------------------------
         ---------------------------------------------------
                  1997                  $3,493,873
         ---------------------------------------------------
         ---------------------------------------------------
                  1998                  $3,563,611
         ---------------------------------------------------
         ---------------------------------------------------
                  1999                  $3,651,960
         ---------------------------------------------------

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.

    The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

    Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

    Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

    The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

    The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

    The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

    The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more of funds advised by the Manager purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among the funds.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 -------------------------------------------------------------------
          Aggregate  Class A    Commissions  CommissionsCommissions
 Fiscal   Front-End  Front-End   on Class A  on Class   on Class C
 Year       Sales    Sales         Shares    B Shares     Shares
 Ended   Charges on  Charges    Advanced by  Advanced    Advanced
  7/31:    Class A   Retained   Distributor1 by             by
           Shares    by                      DistributorDistributor1
                     Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1997    $829,188    $210,262      N/A       $505,653    $49,122
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1998    $896,039    $197,524    $135,952    $675,133    $62,750
 -------------------------------------------------------------------
 -------------------------------------------------------------------
  1999    $801,669    $216,077    $65,289     $707,523    $71,786
 -------------------------------------------------------------------
 1.The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

 -------------------------------------------------------------------
            Class A           Class B           Class C Contingent
 Fiscal     Contingent        Contingent        Deferred Sales
    Year    Deferred Sales    Deferred Sales    Charges
 Ended      Charges           Charges           Retained by
   7/31:    Retained by       Retained by       Distributor
            Distributor       Distributor
 -------------------------------------------------------------------
 -------------------------------------------------------------------
    1999         $1,578           $291,023            $8,384
 -------------------------------------------------------------------

    For  additional   information  about  distribution  of  the  Fund's  shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

    Under the plans the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform at no cost to the Fund. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

    Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

    The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.
    While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

    Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

    |_| Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares acquired on or after April 1, 1991, held in accounts of the service providers or their customers. The rate is 0.15% for average annual net assets represented by Class A shares acquired before April 1, 1991.

    For the fiscal year ended July 31, 1999, payments under the Plan for Class A shares totaled $1,290,905, all of which was paid by the Distributor to recipients. That included $109,431 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

    |_| Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.

    The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

    The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

    The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the
Distributor:
    |_|pays sales  commissions to authorized  brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
    |_|may  finance  payment  of sales  commissions  and/or  the  advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
    |_|    employs personnel to support distribution of shares, and
    |_|    bears the costs of sales  literature,  advertising and  prospectuses
       (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------
Distribution Fees Paid to the Distributor in the Fiscal Year Ended
                              7/31/99
--------------------------------------------------------------------
--------------------------------------------------------------------
                                        Distributor's  Distributor's
                                          Aggregate    Unreimbursed
                 Total        Amount     Unreimbursed  Expenses as
                Payments   Retained by     Expenses         %
               Under Plan  Distributor    Under Plan      of Net
                                                          Assets
                                                         of Class
--------------------------------------------------------------------
--------------------------------------------------------------------
Class B Plan    $963,566     $766,109     $2,234,594      2.48%
--------------------------------------------------------------------
--------------------------------------------------------------------
Class C Plan    $168,521           $              $       1.20%
                           97,752       223,243
--------------------------------------------------------------------

    All payments under the Class B and the Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

    The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

    Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
    |_|Yields  and total  returns  measure  the  performance  of a  hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
    |_|    The Fund's  performance  returns do not  reflect the effect of taxes on distributions.
    |_|    An  investment  in the Fund is not  insured by the FDIC or any other government agency.
    |_|The  principal  value of the  Fund's  shares,  and its  yields  and total
       returns are not guaranteed and normally will fluctuate on a daily basis. |_|When an investor's shares are redeemed, they may be worth more or less than their original cost.
    |_|Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

    The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

    |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

    |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

    Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                        Standardized Yield = 2[(a-b     6
                                                --- + 1) - 1]
                                                cd

    The symbols above represent the following factors:
    a =  dividends and interest earned during the 30-day period.
    b =  expenses accrued for the period (net of any expense assumptions).
    c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
    d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

    The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

    |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

  Dividend Yield = dividends paid x 12/maximum offering price (payment date)

    The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

    |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated Federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

    The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

    The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your Federal taxable income (the net amount subject to Federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

 -------------------------------------------------------------------
       The Fund's Yields for the 30-Day Periods Ended 7/31/99
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                                                  Tax-Equivalent
              Standardized     Dividend Yield          Yield
                  Yield                           (39.6% Fed. Tax
 Class of                                            Bracket)
 Shares
 -------------------------------------------------------------------
 -------------------------------------------------------------------
            Without   After   Without   After    Without    After
             Sales    Sales    Sales    Sales     Sales     Sales
             Charge   Charge   Charge   Charge   Charge    Charge
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Class A     4.84%    4.61%    5.15%    4.91%     8.01%     7.63%
 -------------------------------------------------------------------
 Class B     4.05%     N/A     4.37%     N/A      6.71%      N/A
 -------------------------------------------------------------------
 Class C     4.05%     N/A     4.36%     N/A      6.71%      N/A
 -------------------------------------------------------------------

    |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

    In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

    |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                  1/n
                              ERV
                              --- - 1 = Average Annual Total Return
                               P

    |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                              ERV-P
                              ----- = Total Return
                                P

    |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

 -------------------------------------------------------------------
       The Fund's Total Returns for the Periods Ended 7/31/99
 -------------------------------------------------------------------
 -------------------------------------------------------------------
           Cumulative           Average Annual Total Returns
              Total
           Returns (10
              years
 Class     or life of
 of          class)
 Shares
 -------------------------------------------------------------------
 -------------------------------------------------------------------
                                          5-Year        10-Year
                            1-Year      (or life of   (or life of
                                          class)         class)
 -------------------------------------------------------------------
 -------------------------------------------------------------------
          After  Without After  WithoutAfter  Without After  Without
          Sales   Sales  Sales  Sales  Sales  Sales   Sales  Sales
         Charge  Charge  Charge Charge Charge Charge Charge  Charge
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Class A 86.67%  95.99%  -2.31% 2.57%  5.46%  6.49%   6.44%  6.96%
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Class B 34.96%(234.96%  -3.10% 1.78%  5.35%  5.67%  4.82%(2)4.82%(2)
 -------------------------------------------------------------------
 -------------------------------------------------------------------
 Class C 24.4%(3) 24.4%  0.80%  1.78%  5.72%(35.72%(3) N/A    N/A
 -------------------------------------------------------------------
  1.  Inception of Class A:  10/27/76
  2.Inception of Class B: 3/16/93. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.
  3. Inception of Class C: 8/29/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

    |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other general municipal bond funds. The
Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

    |_| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among municipal bond funds.

    Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

    The Fund may also compare its total return ranking to that of other funds in its Morningstar category. In addition to its star ratings. Those total return rankings are percentage from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

    |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

    Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

    From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


ABOUT YOUR ACCOUNT

How to Buy Shares

    Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund received Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three (3) days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

    |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
    |_|Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
    |_|Current  purchases  of Class A and  Class B shares  of the Fund and other
       Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
    |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

    A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

    |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                  Oppenheimer Main Street  California
Oppenheimer Bond Fund             Municipal Fund
Oppenheimer Capital  Appreciation Oppenheimer  Main  Street  Growth &
Fund                              Income Fund
Oppenheimer Capital  Preservation Oppenheimer  Main Street  Small Cap
Fund                              Fund
Oppenheimer  California Municipal
Fund                              Oppenheimer MidCap Fund
                                  Oppenheimer   Multiple   Strategies
Oppenheimer Champion Income Fund  Fund
Oppenheimer           Convertible
Securities Fund                   Oppenheimer Municipal Bond Fund
Oppenheimer   Developing  Markets
Fund                              Oppenheimer New York Municipal Fund
Oppenheimer           Disciplined Oppenheimer  New  Jersey  Municipal
Allocation Fund                   Fund
Oppenheimer   Disciplined   Value Oppenheimer  Pennsylvania Municipal
Fund                              Fund
                                  Oppenheimer  Quest  Balanced  Value
Oppenheimer Discovery Fund        Fund
                                  Oppenheimer   Quest  Capital  Value
Oppenheimer Enterprise Fund       Fund, Inc.
                                  Oppenheimer   Quest   Global  Value
Oppenheimer Capital Income Fund   Fund, Inc.
                                  Oppenheimer    Quest    Opportunity
Oppenheimer Europe Fund           Value Fund
Oppenheimer   Florida   Municipal Oppenheimer  Quest  Small Cap Value
Fund                              Fund
Oppenheimer Global Fund           Oppenheimer Quest Value Fund, Inc.
Oppenheimer   Global   Growth   &
Income Fund                       Oppenheimer Real Asset Fund
Oppenheimer    Gold   &   Special Oppenheimer  Senior  Floating  Rate
Minerals Fund                     Fund
Oppenheimer Growth Fund           Oppenheimer Strategic Income Fund
                                  Oppenheimer   Total   Return  Fund,
Oppenheimer High Yield Fund       Inc.
Oppenheimer   Insured   Municipal
Fund                              Oppenheimer Trinity Core Fund
Oppenheimer          Intermediate
Municipal Fund                    Oppenheimer Trinity Growth Fund
Oppenheimer   International  Bond
Fund                              Oppenheimer Trinity Value Fund
Oppenheimer  International Growth
Fund                              Oppenheimer U.S. Government Trust
Oppenheimer  International  Small
Company Fund                      Oppenheimer World Bond Fund
                                  Limited-Term   New  York  Municipal
Oppenheimer Large Cap Growth Fund Fund
Oppenheimer          Limited-Term
Government Fund                   Rochester Fund Municipals

And the following money market funds:

Centennial America Fund, L. P.      Centennial  New York  Tax  Exempt
                                      Trust
Centennial  California  Tax  Exempt Centennial Tax Exempt Trust
Trust
Centennial Government Trust         Oppenheimer Cash Reserves
Centennial Money Market Trust       Oppenheimer  Money  Market  Fund,
                                      Inc.

    There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

    A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

    A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

    In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bounded by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

    If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

    In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

    |_| Terms of Escrow That Apply to Letters of Intent.

    1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

    2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

    3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

    4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

    5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
          (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

    6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds-employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

    If you make payments from your bank to purchase shares of the Fund, your bank account will be debited automatically. Normally, the debit will be made two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

    Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

    The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation for selling Fund shares may receive different levels of compensation for selling to one class of shares than another.

    The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

    |_| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

    |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

    The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

    Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, share registration fees and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

    Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

    |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

    |_|Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
    |_|The  following  securities  are valued at the mean  between the "bid" and
       "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1)debt instruments that have a maturity of more than 397 days when issued,
       (2)debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
       (3)non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
    |_|         The  following  securities  are  valued at cost,  adjusted  for amortization of premiums and accretion of discounts:
       (1)money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
       (2)debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
    |_|Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

    If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

    In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

    Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

    When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

    The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

    In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
    |_| Class A shares that you purchased  subject to an initial sales charge or
        Class A shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

    The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

    Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

    The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

    If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

    Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

    Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

    The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in "Waivers of Class B and Class C Sales Charges" below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

    |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

    |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

    The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

    For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

    Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

    The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

    The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

    To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

    If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

    As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

    |_|All of the  Oppenheimer  funds  currently  offer  Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
    |_|Oppenheimer Main Street  California  Municipal Fund currently offers only
       Class A and Class B shares.
    |_|Class B and Class C shares of  Oppenheimer  Cash  Reserves are  generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
    |_|Only certain  Oppenheimer  funds currently offer Class Y shares.  Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
    |_|Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may  be
       exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
    |_|Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
    |_|Class X shares of Limited Term New York  Municipal  Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
    |_|Shares of Oppenheimer Capital  Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

    Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

    Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

    Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

    The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

    |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

    When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

    |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

    |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

    |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

    In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

    The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

    Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

    The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

    Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

    The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and Class C shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for Federal income tax purposes.

    Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

    A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

     A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund.

    The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

    If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

    Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                                       A-6
                                   Appendix A

                 MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Rating Services
-------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently   vulnerable  to  nonpayment  and  is  dependent  upon  favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

-------------------------------------------------------------------------------
Fitch IBCA, Inc.

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations  and
are  extremely   speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:   Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.
D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                       B-1
                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                       C-4
                                   Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

    In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

    Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

    For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
       Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
       IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

    The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.
I.  Applicability  of Class A  Contingent  Deferred  Sales  Charges  in Certain
Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

    There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to:
    o   Purchases of Class A shares aggregating $1 million or more.
    o Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)     buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
    o Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1)     through a broker,  dealer, bank or registered investment adviser that
        has  made  special   arrangements  with  the  Distributor  for  those
        purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
    o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset
           Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
    o Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

II.  Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
    o  The Manager or its affiliates.
    o Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
    o Registered  management  investment  companies,  or  separate  accounts  of insurance companies having an agreement with the Manager or the Distributor for that purpose.
    o Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
    o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
    o Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
    o Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
    o "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
    o Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
    o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
    o Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
    o A unit investment trust that has entered into an appropriate agreement with the Distributor.
    o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
    o Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
    o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
    o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases):
    o Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
    o Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
    o Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
    o Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
    o Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
    o To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
    o Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
    o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)      Following the death or disability  (as defined in the Internal  Revenue
         Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.3 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
         Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.
(9) Separation from service.4
      (10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the
         Manager)  if  the  plan  has  made   special   arrangements   with  the
         Distributor.
      (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
    o For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
    o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:
    o Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
    o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
    o Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
    o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
    o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
    o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
    o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1)       Following the death or disability (as defined in the Internal  Revenue
          Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.5 (5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.6  (9) On account of the  participant's  separation from service.7
(10) Participant-directed redemptions to purchase shares of a mutual fund
          (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
    o Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
    o Shares sold to the Manager or its affiliates.
    o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
    o Shares issued in plans of reorganization to which the Fund is a party.
    o Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.   Special   Sales  Charge   Arrangements   for   Shareholders   of  Certain
Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

 Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small  Cap
                                   Value Fund
 Oppenheimer  Quest  Balanced  Value Oppenheimer    Quest    Global
 Fund                                Value Fund
 Oppenheimer    Quest    Opportunity
 Value Fund

    These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

 Quest  for  Value  U.S.  Government Quest   for   Value  New  York
 Income Fund                         Tax-Exempt Fund
 Quest for Value Investment  Quality Quest   for   Value   National
 Income Fund                         Tax-Exempt Fund
 Quest for Value Global Income Fund  Quest  for  Value   California
                                     Tax-Exempt Fund

    All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
    o acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
    o purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

    Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

  -------------------------------------------------------------------
                                      Initial Sales
  Number of          Initial Sales       Charge
  EligibleEmployees     Charge          as a % of       Commission
  or                   as a % of       Net Amount        as % of
  Members           Offering Price      Invested      Offering Price
  -------------------------------------------------------------------
  -------------------------------------------------------------------
  9 or Fewer             2.50%            2.56%           2.00%
  -------------------------------------------------------------------
  -------------------------------------------------------------------
  At  least  10 but
  not                    2.00%            2.04%           1.60%
  more than 49
  -------------------------------------------------------------------

    For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

    Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

    Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
    o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
    o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

    Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

    Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

    Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
    o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
    o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

    Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
    o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
    o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
    o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

    A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Coonecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
    o Oppenheimer U. S. Government Trust,
o Oppenheimer Bond Fund,
o Oppenheimer Disciplined Value Fund and
o Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account    Connecticut    Mutual    Total
                                     Return Account
Connecticut     Mutual    Government CMIA     LifeSpan      Capital
Securities Account                   Appreciation Account
Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income
                                     Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

    o Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

    Those shareholders who are eligible for the prior Class A CDSC are:

(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

    Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

    o Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

    o  the Manager and its affiliates,
    o present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
    o registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
    o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
    o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
    o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
    o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

-------------------------------------------------------------------------------
Oppenheimer Municipal Bond Fund
-------------------------------------------------------------------------------


Internet Web Site:
    ww.oppenheimerfunds.com

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217-5270
    1-800-525-7048

Custodian Bank
    Citibank, N.A.
    399 Park Avenue
    New York, New York 10043

Independent Auditors
    KPMG LLP
    707 Seventeenth Street
    Denver, Colorado 80202

Legal Counsel
    Mayer, Brown & Platt
    1675 Broadway
    New York, New York 10019-5820



PX0310.1199

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER INSURED MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Insured Municipal Fund as of September 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1999 and 1998, and the financial highlights for the period October 1, 1994 to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirma-tion of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Insured Municipal Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP


Denver, Colorado
October 21, 1999

STATEMENT OF INVESTMENTS  September 30, 1999

                                    RATINGS:
                                    MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--99.3%
-----------------------------------------------------------------------------------------------------------------
 ALABAMA--1.8%
 Lauderdale Cnty. & Florence AL Health Care
 Authority RB, Coffee Health Group, Series A,
 5.25%, 7/1/19                                                 NR/AAA/AAA          $2,500,000          $2,315,800
-----------------------------------------------------------------------------------------------------------------
 ALASKA--3.3%
 AK Export & IDAU RB, Snettisham Hydroelectric
 Power, First Series, AMBAC Insured, 5.50%, 1/1/16             NR/AAA/AAA           1,145,000           1,098,009
-----------------------------------------------------------------------------------------------------------------
 AK Export & IDAU RB, Snettisham Hydroelectric
 Power, First Series, AMBAC Insured, 5.50%, 1/1/17             NR/AAA/AAA           1,265,000           1,203,331
-----------------------------------------------------------------------------------------------------------------
 AK Student Loan Corp. RRB, Series A, AMBAC
 Insured, 5.30%, 7/1/15                                       Aaa/AAA/AAA           2,165,000           2,044,388
                                                                                                      -----------
                                                                                                        4,345,728

-----------------------------------------------------------------------------------------------------------------
 ARIZONA--0.9%
 AZ Educational LMC RRB, Series B, 7%, 3/1/05                      Aa2/NR           1,090,000           1,141,099
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA--3.9%
 CA SCDAU Revenue Refunding COP, Cedars-Sinai
 Medical Center, MBIA Insured, 6.50%, 8/1/12                      Aaa/AAA           1,000,000           1,103,060
-----------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A, MBIA Insured,
 6.15%, 8/1/15                                                    Aaa/AAA           1,000,000           1,073,150
-----------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 9.004%, 7/8/22(1)                 Aaa/AAA           1,500,000           1,725,000
-----------------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB, Series G, MBIA
 Insured, 6.50%, 9/1/13                                         Aaa/AAA/A           1,000,000           1,130,250
                                                                                                      -----------
                                                                                                        5,031,460

-----------------------------------------------------------------------------------------------------------------
 COLORADO--4.0%
 CO Housing FAU MH RB, Series B-2, 5.90%, 10/1/38                 Aa2/AA+           1,000,000             989,450
-----------------------------------------------------------------------------------------------------------------
 CO Housing FAU SFM CAP RB, Series C-1, Zero Coupon,
 5.63%, 11/1/29(2)                                                 Aa2/NR           5,000,000             834,550
-----------------------------------------------------------------------------------------------------------------
 CO Housing FAU SFM RB, Sr. Lien, Series C-2, 6.875%,
 11/1/28                                                           Aa2/NR           2,000,000           2,144,180
-----------------------------------------------------------------------------------------------------------------
 Douglas & Elbert Cntys., CO SDI No. RE-1,
 Improvement GOB, Series A, MBIA Insured,
 8%, 12/15/09                                                     Aaa/AAA           1,000,000           1,237,010
                                                                                                      -----------
                                                                                                        5,205,190

-----------------------------------------------------------------------------------------------------------------
 CONNECTICUT--3.0%
 CT Housing FAU RB, Series A, Subseries A-2, 6.20%,
 11/15/22                                                          Aa2/AA             855,000             872,656
-----------------------------------------------------------------------------------------------------------------
 CT Housing FAU RRB, Series A, Subseries D-2, 6.20%,
 11/15/27                                                          Aa2/AA             995,000           1,012,850

12 OPPENHEIMER INSURED MUNICIPAL FUND

                                    RATINGS:
                                    MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CONNECTICUT Continued
 CT Housing FAU RRB, Subseries C-2, 5.85%,
 11/15/28                                                             Aa2/AA       $1,980,000         $ 1,955,290
                                                                                                      -----------
                                                                                                        3,840,796

-----------------------------------------------------------------------------------------------------------------
 FLORIDA--3.3%
 FL HFA MH RRB, Series C, 6%, 8/1/11                               NR/AAA           1,000,000           1,042,350
-----------------------------------------------------------------------------------------------------------------
 Lee Cnty., FL Hospital Board of Directors RRB,
 MBIA Insured, Inverse Floater, 8.887%, 3/26/20(1)                Aaa/AAA           1,000,000           1,102,500
-----------------------------------------------------------------------------------------------------------------
 Miami-Dade Cnty., FL Aviation RB, Series C,
 MBIA Insured, 5.25%, 10/1/18                                  NR/AAA/AAA           1,000,000             924,710
-----------------------------------------------------------------------------------------------------------------
 Miami-Dade Cnty., FL SPO RRB, Sub. Lien, Series A,
 MBIA Insured, Zero Coupon, 5.45%, 10/1/15(2)                 Aaa/AAA/AAA           3,000,000           1,194,150
                                                                                                      -----------
                                                                                                        4,263,710


 GEORGIA--2.5%
 Dalton, GA DAU RB, MBIA Insured, 5.50%, 8/15/26              Aaa/AAA/AAA           1,000,000             966,590
-----------------------------------------------------------------------------------------------------------------
 GA MEAU RRB, Project One, Sub. Lien, Series A,
 AMBAC Insured, 5.375%, 1/1/13                                Aaa/AAA/AAA           2,285,000           2,259,225
                                                                                                       ----------
                                                                                                        3,225,815


-----------------------------------------------------------------------------------------------------------------
 ILLINOIS--13.2%
 Chicago, IL BOE GOB, Chicago School Reform
 Project, Series A, AMBAC Insured, 5.25%, 12/1/22             Aaa/AAA/AAA           2,000,000           1,833,240
-----------------------------------------------------------------------------------------------------------------
 Chicago, IL GOB, Inverse Floater, 7.255%, 1/1/28(1,3)             NR/AAA           5,000,000           4,040,800
-----------------------------------------------------------------------------------------------------------------
 Chicago, IL O'Hare International Airport RRB,
 General Airport, Second Lien, Series A,
 AMBAC Insured, 5.50%, 1/1/16                                 Aaa/AAA/AAA           2,500,000           2,417,675
-----------------------------------------------------------------------------------------------------------------
 Chicago, IL SFM RB, Series B, 6.95%, 9/1/28                       Aaa/NR           1,890,000           2,005,970
-----------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL Community College District No. 508
 Chicago COP, FGIC Insured, 8.75%, 1/1/05                     Aaa/AAA/AAA             500,000             590,935
-----------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL Community College District No. 508
 Lease COP, Series C, MBIA Insured, 7.70%, 12/1/07                Aaa/AAA           1,500,000           1,776,165
-----------------------------------------------------------------------------------------------------------------
 Cook Cnty., IL SDI No. 99 Cicero GOB, FGIC Insured,
 8.50%, 12/1/05                                                    Aaa/NR           1,170,000           1,399,718
-----------------------------------------------------------------------------------------------------------------
 IL Development FAU Retirement Housing RB,
 Regency Park, Escrowed to Maturity, Series A,
 Zero Coupon, 5.85%, 7/15/23(2)                                    NR/AAA           8,750,000           1,817,900
-----------------------------------------------------------------------------------------------------------------
 IL HFAU RRB, Methodist Medical Center,
 MBIA Insured, 5.125%, 11/15/18                               Aaa/AAA/AAA           1,500,000           1,354,125
                                                                                                      -----------
                                                                                                       17,236,528

13 OPPENHEIMER INSURED MUNICIPAL FUND

                                    RATINGS:
                                    MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 INDIANA--4.2%
 Hamilton Southeastern, IN Consolidated School
 Building Corp. RRB, First Mtg., AMBAC Insured,
 7%, 7/1/11                                                   Aaa/AAA/AAA          $  500,000           $ 524,975
-----------------------------------------------------------------------------------------------------------------
 IN HFFAU Hospital RB, Clarian Health Partners, Inc.,
 Series A, 6%, 2/15/21                                          Aa3/AA/AA           2,000,000           1,993,860
-----------------------------------------------------------------------------------------------------------------
 IN Office Building Commission Capital Complex RB,
 Series B, MBIA Insured, 7.40%, 7/1/15                            Aaa/AAA           2,500,000           2,993,275
                                                                                                      -----------
                                                                                                        5,512,110


-----------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--3.7%
 MA Health & Educational FA RB, Mt. Auburn
 Hospital Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14         Aaa/AAA           1,000,000           1,060,860
-----------------------------------------------------------------------------------------------------------------
 MA HFA RB, Series A, AMBAC Insured, 6.60%, 7/1/14            Aaa/AAA/AAA           1,905,000           1,998,688
-----------------------------------------------------------------------------------------------------------------
 MA POAU RB, Series E, FGIC-TCRS Insured, 5%, 7/1/28              Aaa/AAA           2,000,000           1,718,880
                                                                                                      -----------
                                                                                                        4,778,428

-----------------------------------------------------------------------------------------------------------------
 NEVADA--1.6%
 Clark Cnty., NV Passenger Facility Charge RB,
 Las Vegas McCarran International Airport Project,
 Series B, MBIA Insured, 6.50%, 7/1/12                            Aaa/AAA           2,000,000           2,119,760
-----------------------------------------------------------------------------------------------------------------
 NEW HAMPSHIRE--0.4%
 NH Turnpike System RRB, Series A, FGIC Insured,
 6.75%, 11/1/11                                               Aaa/AAA/AAA             500,000             552,840
-----------------------------------------------------------------------------------------------------------------
 NEW YORK--8.1%
 L.I., NY PAU Electric System RRB,
 Series A, 5%, 12/1/18                                        Aaa/AAA/AAA           4,000,000           3,621,600
-----------------------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Series D, FGIC Insured,
 4.75%, 6/15/25                                               Aaa/AAA/AAA           2,000,000           1,689,280
-----------------------------------------------------------------------------------------------------------------
 NYC RB, Series J, MBIA-IBC Insured, 5%, 5/15/17              Aaa/AAA/AAA           3,000,000           2,723,190
-----------------------------------------------------------------------------------------------------------------
 NYS United Nations Development Corp. RRB,
 Sr. Lien, Series B, 5.60%, 7/1/26                                A2/NR/A           2,590,000           2,487,514
                                                                                                      -----------
                                                                                                       10,521,584

-----------------------------------------------------------------------------------------------------------------
 OHIO--4.1%
 Cleveland, OH PPS RRB, First Mtg., Subseries 1,
 MBIA Insured, 5.125%, 11/15/18                                   Aaa/AAA           3,000,000           2,795,850
-----------------------------------------------------------------------------------------------------------------
 OH HFA Mtg. RB, 6.10%, 9/1/28                                     NR/AAA           1,990,000           1,989,881
-----------------------------------------------------------------------------------------------------------------
 Streetsboro, OH SDI GOB, AMBAC Insured,
 7.125%, 12/1/10                                              Aaa/AAA/AAA             500,000             572,670
                                                                                                      -----------
                                                                                                        5,358,401

14 OPPENHEIMER INSURED MUNICIPAL FUND

                                    RATINGS:
                                    MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 OKLAHOMA--1.7%
 OK Industrial Authority Health Systems RB,
 Baptist Medical Center, Series C, AMBAC Insured,
 7%, 8/15/05                                                  Aaa/AAA/AAA          $2,000,000         $ 2,219,020
-----------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--10.0%
 Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
 Inverse Floater, 8.63%, 11/10/20(1)                          Aaa/AAA/AAA           1,000,000           1,147,500
-----------------------------------------------------------------------------------------------------------------
 Chester Cnty., PA Education & HFAU RRB,
 Series B, 5.375%, 5/15/27                                     A1/AA-/AA-           3,575,000           3,210,922
-----------------------------------------------------------------------------------------------------------------
 Delaware Valley, PA Regional FAU Local
 Government RB, Series B, AMBAC Insured,
 5.70%, 7/1/27                                                    Aaa/AAA           2,000,000           1,998,420
-----------------------------------------------------------------------------------------------------------------
 PA HEAA Student Loan RB, Series B,
 AMBAC Insured, Inverse Floater, 8.209%, 3/1/22(1)            Aaa/AAA/AAA           1,250,000           1,328,125
-----------------------------------------------------------------------------------------------------------------
 PA HEFAU RRB, Thomas Jefferson University,
 AMBAC Insured, 5%, 7/1/19                                        Aaa/AAA           2,000,000           1,807,680
-----------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Airport RB, Series 387A,
 Inverse Floater, 8.303%, 6/15/12(1)                                NR/NR           1,565,000           1,519,458
-----------------------------------------------------------------------------------------------------------------
 Philadelphia, PA Regional POAU Lease RB,
 MBIA Insured, Inverse Floater, 8.50%, 9/1/20(1)                  Aaa/AAA           1,900,000           1,985,500
                                                                                                      -----------
                                                                                                       12,997,605

-----------------------------------------------------------------------------------------------------------------
 TEXAS--19.2%
 Cedar Hill, TX ISD CAP RRB, Zero Coupon,
 6.10%, 8/15/11(2)                                             Aaa/NR/AAA           1,585,000             836,991
-----------------------------------------------------------------------------------------------------------------
 Fort Worth, TX Higher Education Finance Corp. RB,
 AMBAC-TCRS Insured, 5%, 3/15/27                                  Aaa/AAA           3,000,000           2,614,860
-----------------------------------------------------------------------------------------------------------------
 Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth Medical
 Center Project, AMBAC Insured, 6.875%, 11/1/10               Aaa/AAA/AAA           1,800,000           1,984,662
-----------------------------------------------------------------------------------------------------------------
 Harris Cnty., TX Hospital District RRB, AMBAC
 Insured, 7.40%, 2/15/10                                      Aaa/AAA/AAA           2,000,000           2,296,880
-----------------------------------------------------------------------------------------------------------------
 Harris Cnty., TX Houston Sports Authority Special
 CAP RB, Jr. Lien, Series B, MBIA Insured,
 Zero Coupon, 5.33%, 11/15/13(2)                              Aaa/AAA/AAA           4,360,000           1,946,914
-----------------------------------------------------------------------------------------------------------------
 Houston, TX Airport System RRB, Sub. Lien,
 Series B, FGIC Insured, 5%, 7/1/17                           Aaa/AAA/AAA           2,750,000           2,458,802
-----------------------------------------------------------------------------------------------------------------
 Lower Neches Valley, TX IDAU Corp. RRB,
 Mobil Oil Refining Corp., 5.55%, 3/1/33                           Aa2/AA           3,000,000           2,812,170
-----------------------------------------------------------------------------------------------------------------
 Lower Neches Valley, TX IDAU Corp. Sewer Facilities
 RB, Mobil Oil Refining Corp. Project, 6.40%, 3/1/30               Aa2/AA           1,000,000           1,031,150
-----------------------------------------------------------------------------------------------------------------
 Rio Grande Valley, TX HFDC Retirement Facilities RB,
 Golden Palms, Series B, MBIA Insured, 6.40%, 8/1/12              Aaa/AAA           2,000,000           2,120,800
-----------------------------------------------------------------------------------------------------------------
 Tarrant Cnty., TX HFDC RB, Texas Health Resources
 System, Series A, MBIA Insured, 5.75%, 2/15/11               Aaa/AAA/AAA           2,130,000           2,189,321

15 OPPENHEIMER INSURED MUNICIPAL FUND

                                    RATINGS:
                                    MOODY'S/
                                                               S&P/FITCH                FACE        MARKET VALUE
                                                              (UNAUDITED)              AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 TEXAS Continued
 TX A&M RB, Series 556, Inverse Floater,
 7.252%, 5/15/20(1)                                                 NR/NR          $5,000,000         $ 4,682,000
                                                                                                      -----------
                                                                                                       24,974,550

-----------------------------------------------------------------------------------------------------------------
 WASHINGTON--4.3%
 Chelan Cnty., WA Public Utilities District No. 1 RB,
 Chelan Hydroelectric Conservation System-Division III,
 Series A, 5.60%, 7/1/32                                       Aa3/AA/AA-           2,000,000           1,927,360
-----------------------------------------------------------------------------------------------------------------
 Tacoma, WA Electric Systems RB, Prerefunded,
 AMBAC Insured, Inverse Floater, 9.043%, 1/2/15(1)            Aaa/AAA/AAA           1,000,000           1,088,750
-----------------------------------------------------------------------------------------------------------------
 WA PP Supply System RRB, Nuclear Project No. 1,
 Series A, 5%, 7/1/13                                         Aa1/AA-/AA-           1,500,000           1,404,090
-----------------------------------------------------------------------------------------------------------------
 WA PP Supply System RRB, Nuclear Project No. 2,
 Series A, FGIC Insured, Zero Coupon, 5.50%, 7/1/09(2)        Aaa/AAA/AAA           2,000,000           1,203,080
                                                                                                      -----------
                                                                                                        5,623,280

-----------------------------------------------------------------------------------------------------------------
 WEST VIRGINIA--0.7%
 WV GOB, Capital Appreciation-Infracture, Series A,
 FGIC Insured, Zero Coupon, 5.20%, 11/1/14(2)                 Aa3/AAA/AAA           2,100,000             912,765
-----------------------------------------------------------------------------------------------------------------
 WISCONSIN--1.1%
 WI Health & Educational FA RB, Aurora Medical
 Group, Inc. Project, FSA Insured, 6%, 11/15/11               Aaa/AAA/AAA           1,370,000           1,470,764
-----------------------------------------------------------------------------------------------------------------
 DISTRICT OF COLUMBIA--4.3%
 DC Convention Center Authority Dedicated Tax RB,
 Sr. Lien, AMBAC Insured, 4.75%, 10/1/28                      Aaa/AAA/AAA           3,000,000           2,464,530
-----------------------------------------------------------------------------------------------------------------
 DC Hospital RRB, Medlantic Healthcare Group,
 Series A, MBIA Insured, 5.25%, 8/15/12                       Aaa/AAA/AAA           1,000,000             993,360
-----------------------------------------------------------------------------------------------------------------
 DC RRB, Prerefunded, Series A-1, MBIA Insured,
 6%, 6/1/11                                                   Aaa/AAA/AAA             100,000             107,242
-----------------------------------------------------------------------------------------------------------------
 DC RRB, Unrefunded Balance, Series A-1,
 MBIA Insured, 6%, 6/1/11                                     Aaa/AAA/AAA           1,900,000           2,008,547
                                                                                                      -----------
                                                                                                        5,573,679
-----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $131,990,570)                                         99.3%        129,220,912
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                          0.7             888,825
                                                                                    -----------------------------
 NET ASSETS                                                                             100.0%       $130,109,737
                                                                                    -----------------------------

16 OPPENHEIMER INSURED MUNICIPAL FUND

FOOTNOTES to statement of investments

To simplify the listings of securities, abbreviations are used per the table below:

BOE   Board of Education
CAP   Capital Appreciation
COP Certificates of Participation DAU Development Authority FA Facilities Authority FAU Finance Authority GOB General Obligation Bonds GORB General Obligation Refunding Bonds HEAA Higher Education Assistance Agency HEFAU Higher Educational Facilities Authority HFA Housing Finance Agency HFAU Health Facilities Authority HFDC Health Facilities Development Corp. HFFAU Health Facilities Finance Authority IDAU Industrial Development Authority
ISD   Independent School District L.I. Long Island
LMC   Loan Marketing Corp.
MEAU  Municipal Electric Authority

MH Multifamily Housing MUD Municipal Utility District MWFAU Municipal Water Finance Authority NYC New York City NYS New York State PAU Power Authority POAU Port Authority PP Public Power PPS Public Power System RB Revenue Bonds RRB Revenue Refunding Bonds SCDAU Statewide Communities Development Authority SDI School District SFM Single Family Mtg. SPO Special Obligations USD Unified School District WSS Water & Sewer System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $18,619,633 or 14.31% of the Fund's net assets as of September 30, 1999.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,040,800 or 3.11% of the Fund's net assets as of September 30, 1999.

AS OF SEPTEMBER 30, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $37,548,433 OR 28.86% OF THE FUND'S NET ASSETS.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  September  30, 1999

-----------------------------------------------------------------------------------------------------------------
 ASSETS
 Investments, at value (cost $131,990,570)--see accompanying statement                              $ 129,220,912
-----------------------------------------------------------------------------------------------------------------
 Cash                                                                                                     117,917
-----------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                               1,784,284
 Shares of beneficial interest sold                                                                       370,513
 Other                                                                                                     26,083
                                                                                                     ------------
 Total assets                                                                                         131,519,709

-----------------------------------------------------------------------------------------------------------------
 LIABILITIES Payables and other liabilities:
 Notes payable to bank (interest rate at 5.975% at September 30, 1999)--Note 6                            800,000
 Dividends                                                                                                333,586
 Shares of beneficial interest redeemed                                                                   124,294
 Distribution and service plan fees                                                                        80,096
 Shareholder reports                                                                                       43,764
 Transfer and shareholder servicing agent fees                                                             12,350
 Trustees' compensation                                                                                       200
 Other                                                                                                     15,682
 Total liabilities                                                                                      1,409,972
                                                                                                     ------------
 NET ASSETS                                                                                          $130,109,737
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                                    $ 133,588,693
-----------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                    (82,803)
-----------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                (626,495)
-----------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Note 3                                                    (2,769,658)
                                                                                                     ------------
 Net assets                                                                                          $130,109,737
                                                                                                     ============

18 OPPENHEIMER INSURED MUNICIPAL FUND

-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $98,030,062 and 5,948,043 shares of beneficial interest outstanding)                                      $16.48
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                               $17.30
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $26,468,484
 and 1,605,517 shares of beneficial interest outstanding)                                                  $16.49
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering price per share (based on net assets of $5,611,191
 and 340,547 shares of beneficial interest outstanding)                                                    $16.48


See accompanying Notes to Financial Statements.



19 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1999

-----------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest                                                                                            $  7,778,347

-----------------------------------------------------------------------------------------------------------------
 EXPENSES
 Management fees--Note 4                                                                                  601,513
-----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                                                  245,096
 Class B                                                                                                  285,641
 Class C                                                                                                   57,731
-----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                                                    118,665
-----------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                       74,074
-----------------------------------------------------------------------------------------------------------------
 Registration and filing fees                                                                              39,275
-----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                               22,200
-----------------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                               12,876
-----------------------------------------------------------------------------------------------------------------
 Accounting service fees--Note 4                                                                           12,000
-----------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                     3,984
-----------------------------------------------------------------------------------------------------------------
 Other                                                                                                     14,801
                                                                                                     ------------
 Total expenses                                                                                         1,487,856
 Less expenses paid indirectly--Note 1                                                                    (15,619)
                                                                                                     ------------
 Net expenses                                                                                           1,472,237
-----------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                                  6,306,110

-----------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
 Investments                                                                                           (1,138,896)
 Closing of futures contracts                                                                             786,788
                                                                                                     ------------
 Net realized loss                                                                                       (352,108)

-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments                                 (12,885,535)
 Net realized and unrealized loss                                                                     (13,237,643)

-----------------------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                $ (6,931,533)
                                                                                                     ============

 See accompanying Notes to Financial Statements.


20 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

 YEAR ENDED SEPTEMBER 30,                                                                1999                1998
-----------------------------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                                                           $  6,306,110        $  5,368,369
-----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                            (352,108)          1,181,782
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                            (12,885,535)          3,993,214
                                                                                 --------------------------------
 Net increase (decrease) in net assets resulting from operations                   (6,931,533)         10,543,365

-----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment
 income:
 Class A                                                                           (4,716,753)         (4,498,622)
 Class B                                                                           (1,078,468)           (921,805)
 Class C                                                                             (218,878)           (140,882)
-----------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                           (1,141,094)           (646,115)
 Class B                                                                             (310,557)           (149,337)
 Class C                                                                              (60,365)            (19,416)

-----------------------------------------------------------------------------------------------------------------
 BENEFICIAL  INTEREST  TRANSACTIONS  Net increase in net assets  resulting  from beneficial interest transactions--Note 2:
 Class A                                                                            6,192,573           8,417,042
 Class B                                                                            2,067,306           6,601,026
 Class C                                                                            1,305,323           2,237,718

-----------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase (decrease)                                                         (4,892,446)         21,422,974
-----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                              135,002,183         113,579,209
                                                                                 --------------------------------
 End of period (including overdistributed net investment
 income of $82,803 and $297,350, respectively)                                   $130,109,737        $135,002,183
                                                                                 ================================

 See accompanying Notes to Financial Statements.

21 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

 CLASS A         YEAR ENDED SEPTEMBER 30,              1999          1998         1997          1996         1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $18.31        $17.72       $17.07        $16.86       $16.14
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .84           .80          .91           .90          .90
 Net realized and unrealized gain (loss)              (1.67)          .75          .63           .20          .71
                                                     ------------------------------------------------------------
Total income (loss) from
 investment operations                                 (.83)         1.55         1.54          1.10         1.61
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.80)         (.84)        (.89)         (.89)        (.89)
 Distributions from net realized gain                  (.20)         (.12)          --            --           --
                                                     ------------------------------------------------------------
Total dividends and distributions
 to shareholders                                      (1.00)         (.96)        (.89)         (.89)        (.89)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $16.48        $18.31       $17.72        $17.07       $16.86
                                                     ============================================================
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (4.76)%        9.01%        9.25%         6.67%       10.29%

-----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)          $ 98,030      $102,687      $91,051       $83,516      $76,691
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $103,527      $ 96,458      $86,511       $81,233      $70,650
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 4.77%         4.49%        5.25%         5.27%        5.52%
 Expenses                                              0.89%         0.89%(3)     0.95%(3)      1.02%(3)     0.95%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             108%           73%          77%           93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

2. Annualized for periods of less than one full year.

3. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999 were $153,837,549 and $147,711,836, respectively.

See accompanying Notes to Financial Statements.


22 OPPENHEIMER INSURED MUNICIPAL FUND

 CLASS B         YEAR ENDED SEPTEMBER 30,              1999          1998         1997          1996         1995
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $18.32        $17.73       $17.08        $16.87       $16.15
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .71           .67          .76           .77          .78
 Net realized and unrealized gain (loss)              (1.67)          .74          .65           .20          .71
                                                     ------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (.96)         1.41         1.41           .97         1.49
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.67)         (.70)        (.76)         (.76)        (.77)
 Distributions from net realized gain                  (.20)         (.12)          --            --           --
                                                     ------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                       (.87)         (.82)        (.76)         (.76)        (.77)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $16.49        $18.32       $17.73        $17.08       $16.87
                                                     ============================================================
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (5.47)%        8.18%        8.43%         5.87%        9.47%

-----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)           $26,468       $27,392      $19,974       $15,983      $13,341
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $28,562       $23,817      $17,309       $14,822      $11,987
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 4.00%         3.76%        4.48%         4.50%        4.75%
 Expenses                                              1.65%         1.64%(3)     1.71%(3)      1.77%(3)     1.71%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             108%           73%          77%           93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $153,837,549 and $147,711,836, respectively.

 See accompanying Notes to Financial Statements.


23 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

 CLASS C         YEAR ENDED SEPTEMBER 30,              1999          1998        1997(5)       1996         1995(6)
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $18.31        $17.72       $17.06        $16.86       $16.72
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .71           .70          .76           .75          .08
 Net realized and unrealized gain (loss)              (1.67)          .71          .65           .21          .14
                                                     ------------------------------------------------------------
 Total income (loss) from
 investment operations                                 (.96)         1.41         1.41           .96          .22
-----------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                  (.67)         (.70)        (.75)         (.76)        (.08)
 Distributions from net realized gain                  (.20)         (.12)          --            --           --
                                                     ------------------------------------------------------------
 Total dividends and distributions
 to shareholders                                       (.87)         (.82)        (.75)         (.76)        (.08)
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $16.48        $18.31       $17.72        $17.06       $16.86
                                                     ============================================================
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                  (5.48)%        8.18%        8.48%         5.77%        1.30%

-----------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)            $5,611        $4,923       $2,554          $924         $211
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $5,775        $3,661       $1,720          $618         $  1
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                 4.01%         3.82%        4.45%         4.38%        4.89%
 Expenses                                              1.65%         1.64%(3)     1.72%(3)      1.81%(3)     1.07%(3)
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                             108%           73%          77%           93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1999, were $153,837,549 and $147,711,836, respectively. 5.
Per share amounts calculated based on the average shares outstanding during the period. 6. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer   Insured  Municipal  Fund  (the  Fund)  is  a  separate  series  of
Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $28,550, an increase in overdistributed net investment income of $77,464, and a decrease in accumulated net realized loss on investments of $106,014.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                             YEAR ENDED SEPTEMBER 30, 1999           YEAR ENDED SEPTEMBER 30, 1998
                                               SHARES              AMOUNT              SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                       1,139,629         $20,168,330             955,728         $17,118,675
 Dividends and/or distributions reinvested    246,492           4,359,639             212,388           3,794,412
 Redeemed                                  (1,046,047)        (18,335,396)           (698,348)        (12,496,045)
                                           ----------------------------------------------------------------------
 Net increase                                 340,074          $6,192,573             469,768          $8,417,042
                                           ======================================================================
-----------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                         483,752          $8,559,831             543,004          $9,724,208
 Dividends and/or distributions reinvested     50,736             898,692              39,547             706,671
 Redeemed                                    (424,380)         (7,391,217)           (213,910)         (3,829,853)
                                           ----------------------------------------------------------------------
 Net increase                                 110,108          $2,067,306             368,641          $6,601,026
                                           ======================================================================
-----------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                         140,475          $2,501,020             156,606          $2,808,699
 Dividends and/or distributions reinvested     11,966             211,869               7,178             128,230
 Redeemed                                     (80,811)         (1,407,566)            (39,038)           (699,211)
                                           ----------------------------------------------------------------------
 Net increase                                  71,630          $1,305,323             124,746          $2,237,718
                                           ======================================================================
-----------------------------------------------------------------------------------------------------------------

3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As  of  September  30,  1999,  net  unrealized  depreciation  on  securities  of
$2,769,658  was  composed  of  gross  appreciation  of  $2,457,956,   and  gross
depreciation of $5,227,614.


27 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $100 million of average annual net assets, 0.40% of the next $150 million, 0.375% of the next $250 million and 0.35% of average annual net assets in excess of $500 million. The Fund's management fee for year ended September 30, 1999 was 0.44% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                      AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                      FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                                  SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                                     ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
YEAR ENDED                               SHARES      DISTRIBUTOR      DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------
September 30, 1999                     $214,856          $36,028          $13,460         $274,507          $21,836

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
                                     CLASS A                              CLASS B                           CLASS C
                         CONTINGENT DEFERRED                  CONTINGENT DEFERRED               CONTINGENT DEFERRED
                               SALES CHARGES                        SALES CHARGES                     SALES CHARGES
 YEAR ENDED          RETAINED BY DISTRIBUTOR              RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
September 30, 1999                       $--                              $96,005                            $4,312

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

28 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended September 30, 1999, payments under the Class A Plan totaled $245,096, all of which was paid by the Distributor to recipients. That included $12,398 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended September 30, 1999, were as follows:

                                                                                DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                                    AGGREGATE        UNREIMBURSED
                                                                                 UNREIMBURSED       EXPENSES AS %
                                       TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                                           UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-----------------------------------------------------------------------------------------------------------------
Class B Plan                                 $285,641            $233,634            $938,638               3.55%
Class C Plan                                   57,731              33,511              78,916                1.41

29 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
--------------------------------------------------------------------------------
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had borrowings outstanding of $800,000 at September 30, 1999.

                          ANNUAL REPORT JULY 31, 1999

                                  OPPENHEIMER

                                   MUNICIPAL
                                   BOND FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An interview with
   your Fund's
   Manager

10 Fund Performance
--------------------------
14 Financial
   Statements

37 Independent
   Auditors' Report
--------------------------
38 Federal
   Income Tax
   Information

39 Officers and
   Trustees

40 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- IN STARK CONTRAST TO U.S. TREASURY SECURITIES, municipal bond prices were generally stable throughout the reporting period.

- OUR RESEARCH-INTENSIVE SECURITY SELECTION STRATEGY helped us find areas of opportunity.

AVG ANNUAL TOTAL RETURNS
For the 1-Year Period
Ended 7/31/99

CLASS A
Without                With
Sales Chg.(1)          Sales Chg.(2)
------------------------------------
2.57%                  -2.31%
------------------------------------

CLASS B
Without                With
Sales Chg.(1)          Sales Chg.(2)
------------------------------------
1.78%                  -3.10%
------------------------------------

CLASS C
Without                With
Sales Chg.(1)          Sales Chg.(2)
------------------------------------
1.78%                  0.80%
------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                       2 Oppenheimer Municipal Bond Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Municipal Bond Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

    On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

    The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

    Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

    In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                                                                  (over, please)

                       3 Oppenheimer Municipal Bond Fund

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

    One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

    Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
August 20, 1999


                        4 Oppenheimer Municipal Bond Fund

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
(Portfolio Manager)
Caryn Halbrecht
Jerry Webman

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER MUNICIPAL BOND FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED JULY 31, 1999?

We are generally pleased with the Fund's performance over the fiscal year. We attribute the Fund's performance to our conservative investment strategy in a rapidly changing investment environment. In fact, market conditions during the final six months of 1998 and the first half of 1999 were, in many respects, direct opposites of each other. The final six months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, the first half of 1999 saw signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

HOW DID THESE ECONOMIC CONDITIONS AFFECT THE U.S. MUNICIPAL BOND MARKET?

In stark contrast to the volatile prices of U.S. Treasury securities, municipal bonds were generally stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.

                        5 Oppenheimer Municipal Bond Fund

"MUNICIPAL BONDS ENDURED SIGNIFICANTLY LESS VOLATILITY THAN OTHER HIGH-QUALITY, FIXED INCOME SECURITIES OVER THE PAST YEAR."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply. As the economy grew stronger, many investors regained their confidence and sold their Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds generally provided higher total returns than U.S. Treasuries.

    In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in the United States reduced many states and municipalities' need to borrow, leading to a diminished supply of tax-exempt bonds. In fact, approximately 23% fewer municipal bonds were issued during the first six months of 1999 than in the same period one year earlier. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of municipal bond prices and yields.

DID YOU FIND COMPELLING VALUES IN THIS MARKET ENVIRONMENT?

Yes. In the fourth quarter of 1998, long-term, tax-exempt municipal bond yields were actually slightly higher than yields of long-term, taxable U.S. Treasury securities. In effect, most investors who purchased municipal bonds at that time generally received the tax advantages for free. By mid-1999, municipal bond yields decreased to approximately 91% of comparable Treasury yields. While this represented a substantial narrowing of the yield relationship between tax-exempt and taxable bonds, we believe that, compared to historical norms, municipal bonds continue to provide excellent after-tax values.

                        6 Oppenheimer Municipal Bond Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 6/30/99(1)

CLASS A
1 year     5 year       10 Year
------------------------------------
-2.39%     5.87%        6.55%
------------------------------------

CLASS B
                        Since
1 year     5 year       Inception
------------------------------------
-3.09%     5.74%        4.85%
------------------------------------

CLASS C
                        Since
1 year     5 year       Inception
------------------------------------
0.81%      N/A          5.81%
------------------------------------

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We attempted to invest in tax-exempt securities while managing the risks of changing interest rates. Throughout the one-year reporting period, we emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. Conversely, we tried to avoid those sectors that we believed would benefit least. This strategy led us to areas of opportunity such as retirement villages and adult living facilities. These residential housing projects have issued tax-exempt bonds to meet rising demands of a growing population of aging Americans who want amenities tailored to their lifestyles.

    Our strategy also led us to avoid certain issuers, such as health care facilities that are subject to financial pressures because of a currently unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industry-wide deregulation.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/27/76. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 3/16/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 8/29/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                       7 Oppenheimer Municipal Bond Fund

STANDARDIZED YIELDS(2)
For the 30 Days Ended 7/31/99
------------------------------------
CLASS A                        4.61%
------------------------------------
CLASS B                        4.05
------------------------------------
CLASS C                        4.05
------------------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

In addition, throughout the reporting period, we maintained a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from the brunt of the interest-rate risks affecting investors who had previously adopted a longer, more aggressive, duration strategy.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET AND THE FUND?

We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, states and municipalities have benefited greatly from the recent strength of the U.S. economy, which has enabled many of them to put their fiscal houses in good order. This should help reduce the risk of potential defaults.

2. Standardized yield is based on net investment income for the 30-day period ended July 31, 1999. Falling share prices will tend to artificially raise yields.


                       8 Oppenheimer Municipal Bond Fund

CREDIT ALLOCATION(3)
[PIE CHART]

- AAA           42.9%
- AA             7.4
- A             14.9
- BBB           24.5
- BB             8.9
- B              1.4

On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk-averse strategies make Oppenheimer Municipal Bond Fund an important part of The Right Way to Invest.

TOP FIVE INDUSTRIES (Percentages of invested assets) (4)
------------------------------------------------------------------------
Corporate Backed                                                22.5%
------------------------------------------------------------------------
Electric Utilities                                              13.3
------------------------------------------------------------------------
Highways                                                        13.3
------------------------------------------------------------------------
Single Family Housing                                            8.7
------------------------------------------------------------------------
General Obligation                                               7.7
------------------------------------------------------------------------

3. Portfolio data are as of July 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 9.45% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations. 4. Industry weightings are as of July 31, 1999, and are subject to change.

                       9 Oppenheimer Municipal Bond Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

    - MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended July 31, 1999, Oppenheimer Municipal Bond Fund performed relatively well, despite the fact that the overall bond market weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax-exempt bond issues relative to robust demand from investors seeking to manage their income tax liabilities. This reduction in issuance was primarily a result of strong economic conditions throughout the United States, which helped curtail states and municipalities' need to borrow. In this environment, the Fund continued to adhere to its longstanding strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.

    - COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until July 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on March 16, 1993, and in the case of Class C shares, from the inception of the class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on

                       10 Oppenheimer Municipal Bond Fund

Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

    Because the Fund invests in a variety of municipal securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

                       11 Oppenheimer Municipal Bond Fund

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Municipal Bond Fund (Class A) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer Municipal   Lehman Brothers Municipal
              Bond Fund (Class A)          Bond Index
12/31/88        $  9,525                  $ 10,000
12/31/89          10,423                    11,079
12/31/90          11,041                    11,886
12/31/91          12,379                    13,329
12/31/92          13,517                    14,504
12/31/93          15,381                    16,286
12/31/94          13,968                    15,444
12/31/95          16,522                    18,140
 7/31/96(1)       16,648                    18,222
 7/31/97          18,474                    20,091
 7/31/98          19,499                    21,295
 7/31/99          19,999                    21,908

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 7/31/99 (2)
1 YEAR    -2.31%           5 YEAR    5.46%             10 YEAR    6.44%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Municipal Bond Fund (Class B) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]

             Oppenheimer Municipal   Lehman Brothers Municipal
              Bond Fund (Class B)          Bond Index
 3/16/93           $ 10,000                $ 10,000
12/31/93             10,839                  10,826
12/31/94              9,765                  10,267
12/31/95             11,455                  12,059
 7/31/96(1)          11,504                  12,113
 7/31/97             12,659                  13,355
 7/31/98             13,260                  14,156
 7/31/99             13,496                  14,563

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 7/31/99(3)
1 YEAR    -3.10%           5 YEAR    5.35%      LIFE    4.81%

                       12 Oppenheimer Municipal Bond Fund

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Municipal Bond Fund (Class C) and Lehman Brothers Municipal Bond
Index

[The following table was originally a line graph in the printed materials.]


              Oppenheimer Municipal   Lehman Brothers Municipal
               Bond Fund (Class C)          Bond Index
 8/29/95            $ 10,000                $ 10,000
12/31/95              10,564                  10,479
 7/31/96(1)           10,606                  10,526
 7/31/97              11,669                  11,605
 7/31/98              12,223                  12,301
 7/31/99              12,440                  12,655

AVERAGE ANNUAL TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 7/31/99(4)
1 YEAR     0.80%           LIFE     5.72%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 12/31/88 for Class A, 3/31/93 for Class B and 8/31/95 for Class C.

1 The Fund changed its fiscal year end from December 31 to July 31.

2. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

3. Class B shares of the Fund were first publicly offered on 3/16/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% sales charge.

4. Class C shares of the Fund were first publicly offered on 8/29/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                       13 Oppenheimer Municipal Bond Fund

STATEMENT OF INVESTMENTS July 31, 1999

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
=================================================================================================
MUNICIPAL BONDS AND NOTES--101.3%
-------------------------------------------------------------------------------------------------
ALABAMA--1.2%
Huntsville, AL HCF Authority RB, Prerefunded,
Series B, MBIA Insured, 6.625%, 6/1/23            Aaa/AAA           $ 7,235,000      $  8,054,508
-------------------------------------------------------------------------------------------------
ARIZONA--0.9%
Central AZ Irrigation & Drainage District
GORB, Series A, 6%, 6/1/13                        NR/NR               1,080,950           979,784
-------------------------------------------------------------------------------------------------
Peoria, AZ IDAU RRB, Sierra Winds Life,
Series A, 6.375%, 8/15/29(1)                      NR/NR               5,000,000         4,837,950
                                                                                     ------------
                                                                                        5,817,734

-------------------------------------------------------------------------------------------------
CALIFORNIA--13.6%
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien,
Series A, 6.50%, 1/1/32                           Baa3/BBB-/BBB      10,500,000        11,742,675
-------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.65%, 8/1/14                Aa2/AA-             5,000,000         5,259,350
-------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25            Aa2/AA-             4,860,000         5,111,213
-------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.575%, 11/1/15(2)               A1/NR               1,500,000         1,438,125
-------------------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency CA Toll
Road RRB, 5.75%, 1/15/40                          Baa3/BBB-/BBB       5,750,000         5,719,410
-------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07        NR/A-                 500,000           540,010
-------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease
RRB, 5.65%, 8/1/17                                Ba2/BB             10,000,000         9,719,600
-------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB,
Facilities Sublease-International Airport
Project, 6.35%, 11/1/25                           Baa3/BBB-           8,930,000         9,378,643
-------------------------------------------------------------------------------------------------
Palmdale, CA Community RA SFM RRB,
Escrowed to Maturity, Series A, 8%, 3/1/16        Aaa/NR/A+           5,000,000         6,486,900
-------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity,
Series A, 8.30%, 6/1/13                           Aaa/AAA             7,000,000         9,114,630
-------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                           Aaa/AAA             6,000,000         7,525,800
-------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.97%,
6/1/19(2)                                         Aaa/AAA/AAA         6,000,000         6,202,500
-------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation
Corridor Agency Toll Road RB, Sr. Lien,
Prerefunded, 6.75%, 1/1/32                        Aaa/AAA/AAA        12,700,000        14,003,528
                                                                                     ------------
                                                                                       92,242,384

                       14 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
COLORADO--0.7%
CO HFAU RB, Rocky Mountain Adventist
Health System, 6.625%, 2/1/22                     Baa2/BB-          $ 5,000,000      $  4,819,750
-------------------------------------------------------------------------------------------------
CONNECTICUT--4.1%
Mashantucket, CT Western Pequot Tribe Special
RB, Prerefunded, Series A, 6.40%, 9/1/11(3)       Aaa/AAA             7,435,000         8,362,516
-------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special
RB, Unrefunded Balance, Series A, 6.40%,
9/1/11(3)                                         NR/BBB-             7,565,000         8,040,763
-------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RRB, Sub. Lien, Series B, 5.75%,
9/1/27(3)                                         Baa3/NR            11,900,000        11,521,223
                                                                                     ------------
                                                                                       27,924,502

-------------------------------------------------------------------------------------------------
FLORIDA--4.6%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy
Services Project, 8%, 6/1/22                      NR/NR               2,755,000         2,989,230
-------------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB,
Azalea Trace, Inc., 6%, 1/1/15                    NR/NR               4,000,000         4,016,600
-------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07         Aa2/AA+               750,000           910,425
-------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14           Aaa/AAA               710,000           745,138
-------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                     NR/NR               1,153,000         1,168,715
-------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2,
6.85%, 3/1/29                                     Aaa/NR              1,585,000         1,766,039
-------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village
Project, Series A, 5.50%, 11/15/21                NR/BBB-             2,000,000         1,877,760
-------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village
Project, Series A, 5.50%, 11/15/29                NR/BBB-             2,250,000         2,087,662
-------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien,
Series B, MBIA Insured, Zero Coupon, 5.45%,
10/1/29(4)                                        Aaa/AAA/AAA        25,895,000         4,642,715
-------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL HF Authority RB,
Retirement Community, 5.125%, 11/15/29            NR/A-               3,130,000         2,807,422
-------------------------------------------------------------------------------------------------
Village Center CDD FL Recreational RB,
Series A, MBIA Insured, 5%, 11/1/23               Aaa/AAA/AAA         8,345,000         7,836,956
                                                                                     ------------
                                                                                       30,848,662

-------------------------------------------------------------------------------------------------
GEORGIA--2.7%
GA MEAU RRB, Project One, Series X,
MBIA Insured, 6.50%, 1/1/12                       Aaa/AAA               500,000           564,040
-------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding Bonds, Series Y,
6.50%, 1/1/17                                     A3/A               10,750,000        12,003,557
-------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding Bonds, Series Y,
MBIA Insured, 6.50%, 1/1/17                       Aaa/AAA             1,000,000         1,133,490
-------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU SWD RB, Visy
Paper Inc. Project, 7.40%, 1/1/16                 NR/NR               4,555,000         4,776,009
                                                                                     ------------
                                                                                       18,477,096


                       15 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
ILLINOIS--1.5%
IL HFAU RB, Hinsdale Hospital Project,
Escrowed to Maturity, Series C, 9.50%,
11/15/19                                          NR/AAA            $   860,000      $    943,437
-------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB,
AMBAC Insured, 7.20%, 11/1/20                     Aaa/AAA/AAA         7,500,000         9,133,875
                                                                                     ------------
                                                                                       10,077,312

-------------------------------------------------------------------------------------------------
INDIANA--4.1%
Indianapolis, IN Airport Authority RB, SPF
Federal Express Corp. Project, 7.10%,
1/15/17                                           Baa2/BBB           15,500,000        16,983,970
-------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF
United Airlines Project, Series A,
6.50%, 11/15/31                                   Baa2/BB+           10,500,000        10,984,260
                                                                                     ------------
                                                                                       27,968,230

-------------------------------------------------------------------------------------------------
KENTUCKY--0.4%
Kenton Cnty., KY AB RB, SPF Delta Airlines
Project, Series A, 6.125%, 2/1/22                 Baa3/BBB-           2,790,000         2,820,857
-------------------------------------------------------------------------------------------------
LOUISIANA--1.5%
New Orleans, LA Home Mtg. Authority SPO
Refunding Bonds, Escrowed to Maturity,
6.25%, 1/15/11                                    Aaa/NR              9,500,000        10,498,070
-------------------------------------------------------------------------------------------------
MARYLAND--0.1%
MD University Auxiliary Facilities & Tuition
System RRB, Series A, 5.90%, 2/1/03               Aa3/AA+/AA            500,000           521,535
-------------------------------------------------------------------------------------------------
MASSACHUSETTS--3.9%
MA GOB, Unrefunded Balance, Series B,
MBIA Insured, 6.50%, 8/1/11                       Aaa/AAA/AAA           430,000           455,951
-------------------------------------------------------------------------------------------------
MA TUAU Metropolitan Highway System RRB,
Sr. Lien, Series A, MBIA Insured, 5%, 1/1/37      Aaa/AAA/AAA         7,000,000         6,309,450
-------------------------------------------------------------------------------------------------
MA Water Pollution Abatement Trust RRB,
Series A, FGIC Insured, 4.75%, 2/1/26             Aaa/NR/AAA          6,500,000         5,729,425
-------------------------------------------------------------------------------------------------
MA Water Resource Authority RB,
Series A, 6.50%, 7/15/19                          A1/A+/A+           12,225,000        13,788,944
                                                                                     ------------
                                                                                       26,283,770

-------------------------------------------------------------------------------------------------
MICHIGAN--7.1%
Detroit, MI GORB, Series B, 6.25%, 4/1/09         Baa1/BBB+/A-        4,065,000         4,343,534
-------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/06        Baa1/BBB+/A-        2,000,000         2,158,500
-------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/07        Baa1/BBB+/A-          500,000           537,315
-------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RB, Prerefunded,
FGIC Insured, Inverse Floater, 7.87%,
7/1/23(2)                                         Aaa/AAA            10,100,000        11,349,875
-------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RRB, Unrefunded
Balance, FGIC Insured, Inverse Floater,
7.87%, 7/1/23(2)                                  Aaa/AAA/AAA         3,100,000         3,173,625


                       16 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
MICHIGAN (CONTINUED)
Detroit, MI Water Supply System RB,
Prerefunded, FGIC Insured, Inverse Floater,
9.22%, 7/1/22(2)                                  Aaa/AAA/AAA       $ 3,700,000      $  4,241,125
-------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB,
Unrefunded Balance, FGIC Insured,
Inverse Floater, 9.22%, 7/1/22(2)                 Aaa/AAA             1,500,000         1,704,375
-------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA Insured,
Inverse Floater, 8.97%, 2/15/22(2)                Aaa/AAA/AAA         5,000,000         5,562,500
-------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                    NR/NR               3,650,000         3,873,928
-------------------------------------------------------------------------------------------------
Wayne Cnty., MI Special Airport Facilities RRB,
Northwest Airlines, Inc. Facilities,
Series 1995, 6.75%, 12/1/15                       NR/NR              10,460,000        11,119,085
                                                                                     ------------
                                                                                       48,063,862

-------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.1%
NH Housing FAU SFM RB, Series C,
6.90%, 7/1/19                                     Aa3/NR                940,000           986,192
-------------------------------------------------------------------------------------------------
NEW  JERSEY--4.4%  Bergen Cnty., NJ Utilities WPCAU RB,  Prerefunded,  Series A,
FGIC Insured,
6.50%, 12/15/12(5)                                Aaa/AAA/AAA         5,600,000         6,059,536
-------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Franciscan Oaks
Project, 5.75%, 10/1/23                           NR/NR               2,255,000         2,203,000
-------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.70%, 1/1/18                                     NR/NR               1,000,000           971,110
-------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines,
5.75%, 1/1/24                                     NR/NR               1,125,000         1,082,576
-------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16              Baa1/BBB+/A-       16,150,000        18,067,328
-------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured,
6.50%, 1/1/16                                     Aaa/AAA/AAA         1,100,000         1,252,361
                                                                                     ------------
                                                                                       29,635,911

-------------------------------------------------------------------------------------------------
NEW YORK--4.9%
NYC GOB, Inverse Floater, 7.684%, 8/27/15(2)      A3/A-               3,050,000         3,194,875
-------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15        Aaa/A-/A           10,980,000        11,972,263
-------------------------------------------------------------------------------------------------
NYC GOB, Series H, 6.125%, 8/1/25                 A3/A-/A             5,000,000         5,304,150
-------------------------------------------------------------------------------------------------
NYC IDA SPF RB, Terminal One Group Assn.
Project, 6%, 1/1/19                               A3/A/A-             6,000,000         6,184,620
-------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06        Baa1/A-             4,000,000         4,286,920
-------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08         Baa1/A-             2,000,000         2,129,400
                                                                                     ------------
                                                                                       33,072,228


                       17 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
OHIO--4.3%
Cleveland, OH PPS First Mtg. RB, Series A,
MBIA Insured, 7%, 11/15/16                        Aaa/AAA           $ 2,000,000      $  2,278,260
-------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6.25%, 2/1/22                                     NR/NR               2,500,000         2,443,950
-------------------------------------------------------------------------------------------------
OH Building Authority RB, Juvenile
Correctional Projects, Series A,
AMBAC Insured, 6.60%, 10/1/14                     Aaa/AAA/AAA           500,000           559,180
-------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater,
10.116%, 3/1/31(2)(6)                             Aaa/AAA             4,030,000         4,387,663
-------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                  NR/NR               7,800,000         8,389,602
-------------------------------------------------------------------------------------------------
OH SWD RB, USG Corporate Project,
5.65%, 3/1/33                                     Baa2/BBB           10,000,000         9,558,600
-------------------------------------------------------------------------------------------------
Summit Cnty., OH GOB, AMBAC Insured,
6.625%, 12/1/12                                   Aaa/AAA/AAA         1,200,000         1,291,860
                                                                                     ------------
                                                                                       28,909,115

-------------------------------------------------------------------------------------------------
OKLAHOMA--1.5%
Tulsa, OK Municipal Airport Trust RB,
American Airlines Project, 6.25%, 6/1/20          Baa2/BBB-           9,820,000        10,137,775
-------------------------------------------------------------------------------------------------
PENNSYLVANIA--13.0% Allegheny Cnty., PA HDAU RRB, Villa St.
Joseph HCF, 6%, 8/15/28                           NR/NR               2,000,000         1,882,480
-------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/19(1)          NR/NR               1,250,000         1,239,325
-------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB,
Asbury Health Center, 6.375%, 12/1/24(1)          NR/NR               1,500,000         1,473,045
-------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27                         NR/NR              10,000,000         9,827,500
-------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                    NR/BBB-             3,000,000         3,294,990
-------------------------------------------------------------------------------------------------
PA EDFAU SWD RB, USD Corp. Project,
6%, 6/1/31                                        Baa2/BBB+          12,000,000        11,931,360
-------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater,
8.616%, 3/1/22(2)                                 Aaa/AAA/AAA        17,500,000        19,512,500
-------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13             Aaa/AAA               750,000           798,255
-------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB,
Temple University Childrens Medical,
Series A, 5.625%, 6/15/19                         NR/BBB+             1,200,000         1,119,096
-------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB,
The Philadelphia Protestant Home Project,
Series A, 6.50%, 7/1/27                           NR/NR               3,380,000         3,478,662


                       18 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
PENNSYLVANIA  (CONTINUED)  Philadelphia,  PA  IDAU  HCF  RRB,  Baptist  Home  of
Philadelphia, Series A, 5.50%,
11/15/18                                          NR/NR             $ 1,670,000      $  1,541,460
-------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home
of Philadelphia, Series A, 5.60%, 11/15/28        NR/NR               1,275,000         1,166,676
-------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                        Aaa/AAA/AAA        17,600,000        22,343,728
-------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10(6)          NR/NR/BB+           8,110,000         8,225,973
                                                                                     ------------
                                                                                       87,835,050

-------------------------------------------------------------------------------------------------
SOUTH CAROLINA--1.9%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16             Aaa/AAA               285,000           325,735
-------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16             Aaa/AAA             1,715,000         1,937,693
-------------------------------------------------------------------------------------------------
SC Public Service Authority RB, Santee Cooper,
Prerefunded, Series D, AMBAC Insured,
6.50%, 7/1/24                                     Aaa/AAA/AAA        10,000,000        10,821,200
                                                                                     ------------
                                                                                       13,084,628

-------------------------------------------------------------------------------------------------
TEXAS--14.8%
AAAU TX SPF RB, American Airlines, Inc.
Project, 7%, 12/1/11                              Baa2/BBB-           3,000,000         3,416,280
-------------------------------------------------------------------------------------------------
AAAU TX SPF RB, Federal Express Corp.
Project, 6.375%, 4/1/21                           Baa2/BBB           11,640,000        12,097,918
-------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.85%, 2/15/15(4)                    Aaa/AAA            15,000,000         6,464,400
-------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.89%, 2/15/14(4)                    Aaa/AAA            15,710,000         7,198,008
-------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A,
Zero Coupon, 5.91%, 2/15/16(4)                    Aaa/AAA            16,240,000         6,576,713
-------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport
Facilities Improvement Corp. RB,
American Airlines, Inc., 7.25%, 11/1/30           Baa1/BBB-           8,000,000         8,629,440
-------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15                       Aa2/AA                215,000           232,849
-------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien,
Unrefunded Balance, 6.50%, 8/15/15                Aa2/AA                785,000           841,347
-------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road,
Sub. Lien, 6.75%, 8/1/14                          Aa2/AA              1,000,000         1,065,420
-------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.40%, 12/1/09                 A3/A+                 995,000         1,069,715


                       19 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
TEXAS (CONTINUED)
Houston, TX WSS RB, Prior Lien, Unrefunded
Balance, Series B, 6.75%, 12/1/08                 Aaa/AAA           $   440,000      $    470,021
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded,
Series B, Inverse Floater, 8.008%, 5/15/06(2)     Aa2/AA                290,000           313,606
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded,
Series B, Inverse Floater, 8.109%, 5/15/08(2)     Aa2/AA                480,000           517,824
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded
Balance, Series B, Inverse Floater,
8.008%, 5/15/06(2)                                Aa2/AA              2,710,000         2,873,223
-------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded
Balance, Series B, Inverse Floater,
8.109%, 5/15/08(2)                                Aa2/AA              4,520,000         4,798,839
-------------------------------------------------------------------------------------------------
Retama, TX Development Corp. SPF RRB,
Retama Racetrack, Escrowed to Maturity,
Series A, 10%, 12/15/19                           Aaa/AAA             4,880,000         7,661,795
-------------------------------------------------------------------------------------------------
San Antonio, TX Electric & Gas RRB,
Series A, 4.50%, 2/1/21                           Aa1/AA/AA+          6,000,000         5,177,460
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 5.85%, 9/1/15(4)                     Aaa/AAA/AAA        10,000,000         4,184,400
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 5.95%, 9/1/13(4)                     Aaa/AAA/AAA         6,900,000         3,261,975
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 5.98%, 9/1/16(4)                     Aaa/AAA/AAA        39,990,000        15,720,069
-------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured,
Zero Coupon, 6.39%, 9/1/14(4)                     Aaa/AAA/AAA        17,500,000         7,787,150
                                                                                     ------------
                                                                                      100,358,452

-------------------------------------------------------------------------------------------------
VERMONT--0.2%
VT HFA Home Mtg. Purchase RB,
Series A, 7.85%, 12/1/29                          A1/NR               1,330,000         1,358,861
-------------------------------------------------------------------------------------------------
VIRGINIA--4.4%
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.60%, 8/15/05(4)                         Ba1/NR              2,300,000         1,624,582
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.75%, 8/15/07(4)                         Ba1/NR              2,800,000         1,742,468


                       20 Oppenheimer Municipal Bond Fund

                                                  RATINGS:
                                                  MOODY'S/
                                                  S&P/FITCH         FACE             MARKET VALUE
                                                  (UNAUDITED)       AMOUNT           SEE NOTE 1
-------------------------------------------------------------------------------------------------
VIRGINIA (CONTINUED)
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.82%, 8/15/08(4)                         Ba1/NR              3,000,000      $  1,752,450
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, First Tier, Sub. Lien, Series C, Zero
Coupon, 5.85%, 8/15/09(4)                         Ba1/NR              3,100,000         1,698,056
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/20(4)                                 Baa3/A/A          $25,000,000         7,491,250
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/21(4)                                 Baa3/A/A           26,300,000         7,439,218
-------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB,
CAP, Sr. Lien, Series B, Zero Coupon,
5.86%, 8/15/22(4)                                 Baa3/A/A           29,900,000         7,983,599
                                                                                     ------------
                                                                                       29,731,623

-------------------------------------------------------------------------------------------------
WASHINGTON--3.0%
WA PP Supply System RRB, Nuclear
Project No. 1, 5.40%, 7/1/12                      Aa1/AA-/AA-        20,000,000        20,019,000
-------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.6% WV Parkways ED & Tourism Authority RB, FGIC Insured, Inverse
Floater, 8.032%,
5/16/19(2)                                        Aaa/AAA             3,600,000         3,780,000
-------------------------------------------------------------------------------------------------
WISCONSIN--1.0%
WI Health & Educational FA RB, Sinai
Samaritan Medical Center, Inc.,
MBIA Insured, 5.75%, 8/15/16                      Aaa/AAA             6,250,000         6,375,563
-------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB,
Series A, 7.10%, 3/1/23                           Aa2/AA                445,000           467,450
                                                                                     ------------
                                                                                        6,843,013

-------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--0.8%
Guam Housing Corp. SFM RB, Series A,
5.75%, 9/1/31                                     NR/AAA              5,595,000         5,660,517

-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $653,008,490)                           101.3%      685,830,637
-------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                      (1.3)       (8,514,240)
                                                                        -------      ------------
NET ASSETS                                                                100.0%     $677,316,397
                                                                        =======      ============


                       21 Oppenheimer Municipal Bond Fund

--------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

AAAU      --Alliance Airport Authority, Inc.               IDA       --Industrial Development Agency
AB        --Airport Board                                  IDAU      --Industrial Development Authority
AIC       --Airport Improvement Corp.                      ISD       --Independent School District
BOE       --Board of Education                             MEAU      --Municipal Electric Authority
CAP       --Capital Appreciation                           MPA       --Municipal Power Agency
CD        --Commercial Development                         NYC       --New York City
CDD       --Community Development District                 NYS       --New York State
COP       --Certificates of Participation                  PP        --Public Power
DAU       --Development Authority                          PPS       --Public Power System
ED        --Economic Development                           RA        --Redevelopment Agency
EDAU      --Economic Development Authority                 RB        --Revenue Bonds
EDFAU     --Economic Development Finance Authority         RR        --Resource Recovery
FA        --Facilities Authority                           RRB       --Revenue Refunding Bonds
FAU       --Finance Authority                              SCDAU     --Statewide Communities Development Authority
GOB       --General Obligation Bonds                       SFM       --Single Family Mtg.
GORB      --General Obligation Refunding Bonds             SPAST     --Special Assessment
GORRB     --General Obligation Revenue Refunding Bonds     SPF       --Special Facilities
HCF       --Health Care Facilities                         SPO       --Special Obligations
HDAU      --Hospital Development Authority                 SWD       --Solid Waste Disposal
HEAA      --Higher Education Assistance Agency             TUAU      --Turnpike Authority
HEFAU     --Higher Educational Facilities Authority        TUCM      --Turnpike Commission
HF        --Health Facilities                              TXAL      --Tax Allocation
HFA       --Housing Finance Agency                         UDA       --Urban Development Agency
HFAU      --Health Facilities Authority                    USD       --Unified School District
HFDC      --Health Facilities Development Corp.            WPCAU     --Water Pollution Control Authority
                                                           WSS       --Water & Sewer System

1. When-issued security to be delivered and settled after July 31, 1999.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $73,050,655 or 10.79% of the Fund's net assets as of July 31, 1999.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,924,502 or 4.12% of the Fund's net assets as of July 31, 1999.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Securities with an aggregate market value of $2,623,996 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $190,490,293 or 28.12% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                       22 Oppenheimer Municipal Bond Fund

STATEMENT OF ASSETS AND LIABILITIES July 31, 1999 (Unaudited)

=================================================================================================
ASSETS
Investments, at value (cost $653,008,490)--see accompanying statement                $685,830,637
-------------------------------------------------------------------------------------------------
Cash                                                                                      144,423
-------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                7,246,911
Shares of beneficial interest sold                                                        373,373
Daily variation on futures contracts--Note 5                                              206,250
Other                                                                                       6,032
                                                                                     ------------
Total assets                                                                          693,807,626

=================================================================================================
LIABILITIES Payables and other liabilities:
Investments purchased (including $7,550,320 purchased on a
when-issued basis)--Note 1                                                             13,278,758
Dividends                                                                               1,894,440
Shares of beneficial interest redeemed                                                    792,982
Trustees' compensation--Note 1                                                            238,496
Distribution and service plan fees                                                        117,016
Shareholder reports                                                                        67,562
Transfer and shareholder servicing agent fees                                              56,496
Other                                                                                      45,479
                                                                                      -----------
Total liabilities                                                                      16,491,229

=================================================================================================
NET ASSETS                                                                           $677,316,397
                                                                                     ============

=================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                      $643,616,468
-------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                  (1,542,690)
-------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                1,980,630
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                              33,261,989
                                                                                     ------------
Net assets                                                                           $677,316,397
                                                                                     ============

                       23 Oppenheimer Municipal Bond Fund

=================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$568,673,426 and 56,741,261 shares of beneficial
interest outstanding)                                                                      $10.02
Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                                         $10.52

-------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $90,021,995  and
9,001,472 shares of beneficial interest
outstanding)                                                                               $10.00

-------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $18,620,976  and
1,862,191 shares of beneficial interest
outstanding)                                                                               $10.00

See accompanying Notes to Financial Statements.

                       24 Oppenheimer Municipal Bond Fund

STATEMENT OF OPERATIONS For the Year Ended July 31, 1999

=================================================================================================
INVESTMENT INCOME
Interest                                                                             $ 41,078,858

=================================================================================================
EXPENSES
Management fees--Note 4                                                                 3,651,960
-------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                 1,290,905
Class B                                                                                   963,566
Class C                                                                                   168,521
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                     539,930
-------------------------------------------------------------------------------------------------
Shareholder reports                                                                       134,765
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                83,843
-------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                             65,562
-------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                40,948
-------------------------------------------------------------------------------------------------
Other                                                                                      42,650
                                                                                     ------------
Total expenses                                                                          6,982,650
Less expenses paid indirectly--Note 1                                                     (26,108)
                                                                                     ------------
Net expenses                                                                            6,956,542

=================================================================================================
NET INVESTMENT INCOME                                                                  34,122,316

=================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments                                                                               795,479
Closing of futures contracts                                                            3,239,515
                                                                                     ------------
Net realized gain                                                                       4,034,994

-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                  (21,131,992)
                                                                                     ------------
Net realized and unrealized loss                                                      (17,096,998)

=================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $ 17,025,318
                                                                                     ============

See accompanying Notes to Financial Statements.

                       25 Oppenheimer Municipal Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                               YEAR ENDED JULY 31,
                                                      1999                           1998
=================================================================================================
OPERATIONS
Net investment income                                 $ 34,122,316                   $ 33,251,946
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                 4,034,994                     (3,864,299)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                           (21,131,992)                     6,481,326
                                                      ------------                   ------------
Net increase in net assets resulting
from operations                                         17,025,318                     35,868,973

=================================================================================================
DIVIDENDS  AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS  Dividends from net investment income:
Class A                                                (29,412,371)                   (29,581,175)
Class B                                                 (4,082,909)                    (3,825,603)
Class C                                                   (714,322)                      (457,414)

=================================================================================================
BENEFICIAL INTEREST TRANSACTIONS Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                  3,343,191                     (8,655,646)
Class B                                                    748,967                      7,490,759
Class C                                                  6,304,825                      4,173,260

=================================================================================================
NET ASSETS
Total increase (decrease)                               (6,787,301)                     5,013,154
-------------------------------------------------------------------------------------------------
Beginning of period                                    684,103,698                    679,090,544
                                                      ------------                   ------------
End of period (including overdistributed net
investment income of $1,542,690 and
$1,455,404, respectively)                             $677,316,397                   $684,103,698
                                                      ============                   ============

See accompanying Notes to Financial Statements.

                       26 Oppenheimer Municipal Bond Fund

FINANCIAL HIGHLIGHTS

                                             CLASS A
                                             -------------------------------------------------------------------------------
                                             YEAR ENDED JULY 31,                                      YEAR ENDED DECEMBER 31,
                                             1999       1998           1997           1996(1)         1995             1994
===============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $10.27     $10.24         $ 9.74         $9.98           $8.93            $10.44
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .52        .51            .55           .32             .54               .57
Net realized and unrealized gain (loss)        (.25)       .04            .49          (.25)           1.06             (1.52)
                                             ------     ------         ------        ------          ------            ------
Total income (loss) from
investment operations                           .27        .55           1.04           .07            1.60              (.95)

-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from
net investment income                          (.52)      (.52)          (.54)         (.31)           (.54)             (.56)
Dividends in excess of
net investment income                            --         --             --            --            (.01)               --
                                             ------     ------         ------        ------          ------            ------
Total dividends and
distributions to shareholders                  (.52)      (.52)          (.54)         (.31)           (.55)             (.56)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.02     $10.27         $10.24         $9.74           $9.98            $ 8.93
                                             ======     ======         ======         ======          =====            ======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            2.57%      5.55%         10.97%         0.77%         18.28%             (9.19)%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                             $568,673   $579,570       $586,546      $590,299       $634,473           $541,161
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                             $587,197   $581,630       $582,624      $606,509       $569,859           $582,038
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          5.00%      5.00%          5.55%         5.58%          5.65%              5.94%
Expenses                                       0.87%      0.87%(4)       0.87%(4)      0.92%(4)       0.88%(4)           0.88%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       18%        21%            24%           24%            25%                22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $145,629,048 and $121,967,453, respectively.

                       27 Oppenheimer Municipal Bond Fund

                                            CLASS B
                                            --------------------------------------------------------------------------------
                                            YEAR ENDED JULY 31,                                       YEAR ENDED DECEMBER 31,
                                            1999        1998           1997           1996(1)         1995            1994
=============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period        $10.25      $10.22         $ 9.73         $9.96           $8.92            $10.43
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .44         .43            .47           .27             .47               .50
Net realized and
unrealized gain (loss)                        (.25)        .04            .48          (.23)           1.05             (1.52)
                                            -------     ------         ------        ------          ------            ------
Total income (loss) from
investment operations                          .19         .47            .95           .04            1.52             (1.02)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from
net investment income                          (.44)      (.44)          (.46)         (.27)           (.47)             (.49)
Dividends in excess of
net investment income                            --         --             --            --            (.01)               --
                                            -------     ------         ------        ------          ------            ------
Total dividends and
distributions to shareholders                  (.44)      (.44)          (.46)         (.27)           (.48)             (.49)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.00     $10.25         $10.22         $9.73           $9.96            $ 8.92
                                            =======     ======         ======         =====           =====            ======

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            1.78%      4.75%         10.05%         0.43%          17.30%            (9.91)%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $90,022    $91,677        $83,897       $74,055         $72,488           $53,245
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                              $96,352    $88,531        $77,881       $73,047         $63,669           $46,548
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          4.22%      4.21%          4.76%         4.79%            4.84%            5.11%
Expenses                                       1.65%      1.65%(4)       1.65%(4)      1.70%(4)         1.68%(4)         1.69%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       18%        21%            24%           24%              25%              22%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $145,629,048 and $121,967,453, respectively.

                       28 Oppenheimer Municipal Bond Fund


                                            CLASS C
                                            ------------------------------------------------------------------
                                                                                                      PERIOD
                                                                                                      ENDED
                                             YEAR ENDED JULY 31,                                      DEC. 31,
                                             1999       1998           1997           1996(1)         1995(6)
==============================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $10.25     $10.22         $ 9.73         $9.96           $9.58
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .44        .43            .46           .27             .15
Net realized and unrealized gain (loss)        (.25)       .04            .49          (.23)            .39
                                             ------     ------         ------        ------          ------
Total income (loss) from
investment operations                           .19        .47            .95           .04             .54
-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income           (.44)      (.44)          (.46)         (.27)           (.15)
Dividends in excess of
net investment income                            --         --             --            --            (.01)
                                             ------     ------         ------        ------          ------
Total dividends and
distributions to shareholders                  (.44)      (.44)          (.46)         (.27)           (.16)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $10.00     $10.25         $10.22         $9.73           $9.96
                                             ======     ======         ======         =====           =====

===========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            1.78%      4.75%         10.03%         0.40%           5.64%

===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $18,621    $12,857         $8,648        $4,210          $1,975
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $16,868    $10,655         $5,724        $3,105          $1,506
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          4.22%      4.30%          4.72%         4.72%           4.49%
Expenses                                       1.65%      1.64%(4)       1.67%(4)      1.75%(4)        1.64%(4)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                       18%        21%            24%           24%             25%
-----------------------------------------------------------------------------------------------------------

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $145,629,048 and $121,967,453, respectively.

6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                       29 Oppenheimer Municipal Bond Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                       30 Oppenheimer Municipal Bond Fund

================================================================================
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $7,550,320.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $4,456 was made for the Fund's projected benefit obligations and payments of $18,457 were made to retired trustees, resulting in an accumulated liability of $235,370 as of July 31, 1999.

                    The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

                       31 Oppenheimer Municipal Bond Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of the trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                       32 Oppenheimer Municipal Bond Fund

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED JULY 31, 1999                YEAR ENDED JULY 31, 1998
                                         -------------------------------         --------------------------------
                                         SHARES            AMOUNT                SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      14,899,854       $ 154,002,934           7,539,023       $   77,439,740
Dividends and/or
distributions reinvested                   1,840,869          19,006,893           1,883,571           19,274,883
Redeemed                                 (16,420,114)       (169,666,636)        (10,278,245)        (105,370,269)
                                         -----------       -------------         -----------       --------------
Net increase (decrease)                      320,609       $   3,343,191            (855,651)      $   (8,655,646)
                                         ===========       =============         ===========       ==============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                       2,590,055       $  26,762,743           2,062,272       $   21,072,590
Dividends and/or
distributions reinvested                     246,696           2,542,377             230,245            2,351,819
Redeemed                                  (2,778,452)        (28,556,153)         (1,556,731)         (15,933,650)
                                         -----------       -------------         -----------       --------------
Net increase                                  58,299       $     748,967             735,786       $    7,490,759
                                         ===========       =============         ===========       ==============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       1,026,290       $  10,616,838             679,752       $    6,954,811
Dividends and/or
distributions reinvested                      49,362             508,501              30,969              316,430
Redeemed                                    (467,899)         (4,820,514)           (302,537)          (3,097,981)
                                         -----------       -------------         -----------       --------------
Net increase                                 607,753       $   6,304,825             408,184       $    4,173,260
                                         ===========       =============         ===========       ==============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of July 31, 1999, net unrealized appreciation on securities of $32,822,147 was composed of gross appreciation of $36,674,948, and gross depreciation of $3,852,801.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended July 31, 1999 was 0.52% of the average annual net assets for each class of shares.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

                       33 Oppenheimer Municipal Bond Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A
                       AGGREGATE         FRONT-END         COMMISSIONS ON      COMMISSIONS ON    COMMISSIONS ON
                       FRONT-END SALES   SALES CHARGES     CLASS A SHARES      CLASS B SHARES    CLASS C SHARES
YEAR                   CHARGES ON        RETAINED BY       ADVANCED BY         ADVANCED BY       ADVANCED BY
ENDED                  CLASS A SHARES    DISTRIBUTOR       DISTRIBUTOR(1)      DISTRIBUTOR(1)    DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------------
July 31, 1999          $801,669          $216,077          $65,289             $707,523                 $71,786

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                            CLASS A                        CLASS B                          CLASS C
                            CONTINGENT DEFERRED            CONTINGENT DEFERRED              CONTINGENT DEFERRED
YEAR                        SALES CHARGES                  SALES CHARGES                    SALES CHARGES
ENDED                       RETAINED BY DISTRIBUTOR        RETAINED BY DISTRIBUTOR          RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------
July 31, 1999               $1,578                         $291,023                                          $8,384

                    The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $1,290,905, all of which was paid by the Distributor to recipients. That included $109,431 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

                       34 Oppenheimer Municipal Bond Fund

================================================================================
The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

                    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

                                                                                               DISTRIBUTOR'S
                                                                  DISTRIBUTOR'S AGGREGATE      UNREIMBURSED
                        TOTAL PAYMENTS       AMOUNT RETAINED      UNREIMBURSED EXPENSES        EXPENSES AS % OF
CLASS                   UNDER PLAN           BY DISTRIBUTOR       UNDER PLAN                   NET ASSETS OF CLASS
------------------------------------------------------------------------------------------------------------------
Class B Plan            $963,566             $766,109             $2,234,595                                  2.48%
------------------------------------------------------------------------------------------------------------------
Class C Plan            $168,521             $ 97,752             $  223,243                                  1.20%

==================================================================================================================

5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

                    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

                       35 Oppenheimer Municipal Bond Fund

================================================================================
5. FUTURES CONTRACTS (CONTINUED)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                                         EXPIRATION          NUMBER OF           VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION                     DATE                CONTRACTS           JULY 31, 1999       APPRECIATION
-----------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds                      9/21/99             600                 $68,981,250             $439,842

================================================================================
6. ILLIQUID OR RESTRICTED SECURITIES

As of July 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of July 31, 1999, was $12,613,636, which represents 1.86% of the Fund's net assets.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

                    The Fund had no borrowings outstanding during the year ended July 31, 1999.

                       36 Oppenheimer Municipal Bond Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Municipal Bond Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Municipal Bond Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 20, 1999

                       37 Oppenheimer Municipal Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

                    None of the dividends paid by the Fund during the fiscal year ended July 31, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

                    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                       38 Oppenheimer Municipal Bond Fund

OPPENHEIMER MUNICIPAL BOND FUND

================================================================================
OFFICERS AND TRUSTEES             Leon Levy, Chairman of the Board of Trustees
                                  Donald W. Spiro, Vice Chairman of the Board of
                                    Trustees
                                  Bridget A. Macaskill, Trustee and President
                                  Robert G. Galli, Trustee
                                  Phillip A. Griffiths, Trustee
                                  Benjamin Lipstein, Trustee
                                  Elizabeth B. Moynihan, Trustee
                                  Kenneth A. Randall, Trustee
                                  Edward V. Regan, Trustee
                                  Russell S. Reynolds, Jr., Trustee
                                  Pauline Trigere, Trustee
                                  Clayton K. Yeutter, Trustee
                                  Robert E. Patterson, Vice President
                                  Andrew J. Donohue, Secretary
                                  Brian W. Wixted, Treasurer
                                  Robert G. Zack, Assistant Secretary
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer

================================================================================
INVESTMENT ADVISOR                OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER          OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                      Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS              KPMG LLP

================================================================================
LEGAL COUNSEL                     Mayer, Brown & Platt

                                  This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus.

                                  Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                       39 Oppenheimer Municipal Bond Fund

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

1-800-525-7048

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OPPENHEIMERFUNDS  INFORMATION  HOTLINE  24 hours a day,  timely  and  insightful messages on the economy and issues that may affect your investments

1-800-835-3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services,
P.O. Box 5270, Denver, CO 80217-5270

[OPPENHEIMERFUNDS LOGO]

RA0310.001.0799  September 29, 1999

[PHOTO]

                        Semiannual Report March 31, 2000

Oppenheimer

Insured Municipal Fund



                           [LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS


  CONTENTS



  1   President's Letter
  3   An Interview with Your Fund's Manager
  9   Financial Statements
 27   Officers and Trustees
 28   OppenheimerFunds Family




Although the Federal Reserve Board's interest rate hikes hurt the prices of fixed income securities, we believe these inflation-fighting actions will set the stage for improved long-term Fund performance.

Despite a difficult investment environment, which resulted in a negative total return for the Fund, we believe we have provided a consistent rate of federally tax-exempt income during the period.

We restructured the Fund's portfolio by reducing average duration and employing hedging strategies in an effort to better perform in an environment of rising interest rates.



 Cumulative

 Total Returns

 For the 6-Month Period

 Ended 3/31/00*

 Class A

 Without                With

 Sales Chg.             Sales Chg.

 ---------------------------------

 0. 38%                 -4. 39%



 Class B

 Without                With

 Sales Chg.             Sales Chg.

 ---------------------------------

 -0. 01%                -4. 90%



 Class C

 Without                With

 Sales Chg.             Sales Chg.

 ---------------------------------

 -0. 01%                -0. 99%




                    * See Notes, page 7, for further details.

PRESIDENT'S LETTER

Dear shareholder,

[PHOTO]       [PHOTO]

James C. Swain
Chairman
Oppenheimer
Insured Municipal Fund

Bridget A. Macaskill
President
Oppenheimer
Insured Municipal Fund

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may be assuming too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance. " Alan Greenspan, the Chairman of the Federal Reserve Board, has stated his view that the recent spectacular returns of some sectors of the market are partly responsible for pushing our economy to growth rates that could lead to higher inflation. The dramatic rise in the prices of a narrow segment of the market has created enormous wealth for some investors. In turn, those investors are spending at a rate that the Fed believes may threaten the healthy growth of our economy.

That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed is attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

The implications are clear: investors must be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth could reduce corporate earnings and put downward pressure on stock prices. Highly valued stocks may be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has cautioned investors against the expectation that the types of returns seen in the recent bull market will last forever. We agree.

    1  OPPENHEIMER INSURED MUNICIPAL FUND

PRESIDENT'S LETTER

Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

While "new economy" stocks have risen since our last report to you, many "old economy" stocks are selling at unusually low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor in the future. Of course, there is no assurance that value investing will return to favor in the market, but it may be a diversification strategy to consider for part of your portfolio.

What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuation, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U. S. markets.

We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,




 /s/ James C. Swain   /s/ Bridget A. Macaskill
 James C. Swain       Bridget A. Macaskill
 April 24, 2000




    2   OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER



[PHOTO]

Portfolio Management Team (l to r)
Christian Smith (Portfolio Manager) Robert Patterson

How would you characterize the Fund's performance during the six-month period that ended March 31, 2000?

A. The recent six-month period proved challenging for most fixed-income securities. Insured municipal bond funds suffered with the rest of the fixed income market. While it is not surprising that Oppenheimer Insured Municipal Fund's total return was negative in this difficult environment, we are nevertheless disappointed with these results.

At the same time, we are pleased that the Fund met its goal of providing investors with a consistent rate of federally tax-exempt income during the period. For investors in the top federal tax bracket, the Fund's Class A shares have a tax-free yield of 5.13%, which works out to a taxable equivalent yield of 8.02%.1 That level of taxable return would be difficult to achieve without taking substantial credit risk. Yet, during the period, the municipal bonds held in our portfolio averaged AAA credit quality.

What made this such a challenging period for municipal bond investing?

Municipal bonds, like most fixed income investments, tend to be sensitive to changing interest rates. The income yield of these securities remains fixed from the time they are issued until they mature. As a result, when interest rates rise over time, a bond's constant yield appears less attractive to investors. When interest rates fall the yield appears more attractive. That's why bond prices generally fall when interest rates rise, and rise when interest rates fall.

1. Dividend yields are calculated based on net asset value (NAV), are annualized and divided by the offering price as of the Fund's distribution date on March 10, 2000. Dividend yields at NAV do not include sales charges. Falling share prices will tend to artificially raise yields.

    3  OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

"Municipal bonds offer attractive rates of tax-exempt income combined with less credit risk and lower volatility than many other types of bonds. "

During the period, the Federal Reserve Board (the Fed) raised interest rates in an effort to slow the pace of the U. S. economy and reduce the potential for rising inflation. Although actual inflation remained at low levels, consumer spending was exceedingly strong, prompting the Fed to signal that additional rate hikes might be necessary. The Fed's actions weakened bond prices, including prices of municipal bonds.

How did you manage the Fund under these conditions?

We actively managed the Fund's average duration in light of rising interest rates. Duration refers to the length of time before a bond matures, and is a measure of a bond's sensitivity to changes in interest rates. The longer a bond's duration, the greater the impact of rising or falling interest rates. For that reason, bond funds tend to benefit from holding a portfolio of securities with a longer average duration during times of falling interest rates, and shorter average duration during times of rising rates.

When I assumed leadership of the portfolio management team in November 1999, the Fund was positioned to take advantage of a decline in interest rates. However, as evidence mounted that rates were rising and would probably continue to rise, we changed that strategy in order to emphasize shorter term instruments.

Unfavorable market conditions prevented us from implementing our shorter duration strategy until the beginning of Year 2000. When market conditions improved in January, we began selling some of our longer duration bonds, replacing them with shorter duration instruments. We also employed a hedging strategy of shorting municipal bond futures to further reduce the Fund's average duration. By March 31, 2000, the end of the period, we had lowered the Fund's average duration from approximately 10 years to less than eight years, in line with most insured municipal bond funds.

    4   OPPENHEIMER INSURED MUNICIPAL FUND

 Average Annual

 Total Returns

 For the Periods Ended 3/31/002

 Class A

 1-Year                         5-Year 10-Year

 -----------------------------------------------

 -9. 70%                        3. 91% 5. 79%



 Class B                               Since

 1-Year                         5-Year Inception

 -----------------------------------------------

 -10. 43%                       3. 80% 3. 71%



 Class C                               Since

 1-Year                         5-Year Inception

 -----------------------------------------------

 -6. 82%                        N/A    3. 83%


Because of ongoing market volatility, the Fund's returns may fluctuate and may be less than the results shown.

What is your outlook for the coming months?

Although rising interest rates hurt the Fund during the last six months, we believe the Fed's aggressive, inflation-fighting stance is likely to prove beneficial to the Fund's investors over the long term. By raising rates to slow the economy, the Fed is reducing the possibility of future inflation. Uncontrolled inflation could have an even greater adverse affect on the Fund than recent rate increases. On the other hand, if the Fed's actions lead to slowing economic growth, the result may eventually be an environment of stable or falling interest rates that would benefit the Fund's investors.

Still, we believe interest rates are likely to continue to rise in the near future while the Fed pursues its anti-inflationary course. Accordingly, for the time being we plan to persevere in our efforts to better position the Fund for an environment of rising interest rates. We also believe that insured municipal bonds will continue to provide attractive rates of tax-exempt current income with less credit risk and lower levels of volatility than many other types of bonds offering similar or even lower yields. Carefully searching for high quality investments that help investors to maximize their current income is what makes Oppenheimer Insured Municipal Fund an important part of The Right Way to Invest.

2. See notes on page 7 for further details.

5   OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Credit Allocation(3)


     [GRAPH]
 AAA           88. 9%
 AA            11. 1





 Standardized Yields4
 For the 30 Days Ended 3/31/00
 Class A                       4. 64%
 Class B                       4. 11
 Class C                       4. 11




 Top Ten Positions by State5
 Illinois                    14. 3%
 New York                    11. 3
 Texas                       10. 0
 Pennsylvania                9. 2
 Michigan                    8. 5
 Colorado                    5. 7
 Alaska                      5. 0
 Nevada                      4. 5
 Arizona                     4. 4
 California                  4. 3


3. Portfolio data is subject to change. Percentages are as of March 31, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2. 66% of total investments), but which have been assigned the ratings above by the Fund's investment advisor for internal purposes as being comparable, in the advisor's judgment, to securities rated by a rating agency in the same category.
4. Standardized yield is based on net investment income for the 30-day period ended March 31, 2000. Falling share prices will tend to artificially raise yields. 5. Portfolio data is subject to change. Percentages are as of March 31, 2000, and are based on net assets.

    6   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, maybe worth more or less than the original cost. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at
1. 800. 525. 7048 or visit our website at www. oppenheimerfunds. com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns and yields shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4. 75%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because class B shares convert to class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0. 75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0. 75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

    7   OPPENHEIMER INSURED MUNICIPAL FUND

Financials

8   OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2000 / Unaudited

                                                         Ratings:                    Market
                                                         Moody's/    Principal        Value
                                                        S&P/Fitch       Amount   See Note 1
 Municipal Bonds and Notes1-00.4%
 Alaska-5.0%
 AK Export & IDAU RB, Snettisham Hydroelectric
 Power, First Series, AMBAC Insured, 5.50%, 1/1/16     NR/AAA/AAA   $1,145,000   $1,111,451
 AK Export & IDAU RB, Snettisham Hydroelectric
 Power, First Series, AMBAC Insured, 5.50%, 1/1/17     NR/AAA/AAA    1,265,000    1,219,966
 Anchorage, AK Water RRB, AMBAC Insured,
 5.625%, 9/1/13                                       Aaa/AAA/AAA    1,000,000    1,022,090
 Anchorage, AK Water RRB, AMBAC Insured,
 6%, 9/1/19                                           Aaa/AAA/AAA    1,000,000    1,024,450
 Anchorage, AK Water RRB, AMBAC Insured,
 6%, 9/1/24                                           Aaa/AAA/AAA    1,500,000    1,519,035
                                                                                 -----------
                                                                                  5,896,992
 Arizona-2.7%                                                                    -----------
 AZ Educational LMC RRB, Series B, 7%, 3/1/05              Aa2/NR    1,090,000    1,134,058
 University of AZ COP, University Parking & Student
 Housing, AMBAC Insured, 5.75%, 6/1/19                    Aaa/AAA    2,000,000    2,020,400
                                                                                 -----------
                                                                                  3,154,458
                                                                                 -----------
 California-4.3%
 CA SCDAU Revenue Refunding COP, Cedars-Sinai
 Medical Center, MBIA Insured, 6.50%, 8/1/121             Aaa/AAA    1,000,000    1,100,970
 Pomona, CA USD GORB, Series A, MBIA Insured,
 6.15%, 8/1/15                                            Aaa/AAA    1,000,000    1,089,460
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 8.55%, 7/8/222            Aaa/AAA    1,500,000    1,708,125
 Sacramento, CA MUD Electric RRB, Series G,
 MBIA Insured, 6.50%, 9/1/13                            Aaa/AAA/A    1,000,000    1,145,820
                                                                                 -----------
                                                                                  5,044,375
                                                                                 -----------
 Colorado-5.7%
 Broomfield, CO COP, 5.75%, 12/1/24                       Aaa/AAA    1,250,000    1,254,950
 CO HFA RRB, Single Family Program, Series B-2,
 7.10%, 4/1/173                                            Aa2/AA    1,000,000    1,089,660
 CO Housing FAU SFM RB, Sr. Lien, Series C-2,
 6.875%, 11/1/28                                           Aa2/NR    2,000,000    2,106,180
 CO Resource & Power DA Small Water Resource RB,
 Series A, FGIC Insured, 5.80%, 11/1/20               Aaa/AAA/AAA    1,000,000    1,009,790
 Douglas & Elbert Cntys., CO SDI No. RE-1,
 Improvement GOB, Series A, MBIA Insured,
 8%, 12/15/09                                             Aaa/AAA    1,000,000    1,223,600
                                                                                 -----------
                                                                                  6,684,180

            9  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                          Ratings:                        Market
                                                          Moody's/     Principal           Value
                                                         S&P/Fitch        Amount       See Note1
 Connecticut-1.5%
 CT Housing FAU RB, Series A, Subseries A-2,
 6.20%, 11/15/22                                            Aa2/AA      $830,000        $841,545
 CT Housing FAU RRB, Series A, Subseries D-2,
 6.20%, 11/15/27                                            Aa2/AA       945,000         957,115
                                                                                     ------------
                                                                                       1,798,660
                                                                                     ------------
Florida-1.8%
 FL HFA MH RRB, Series C, 6%, 8/1/11                        NR/AAA     1,000,000       1,025,590
 Lee Cnty., FL Hospital Board of Directors RRB,
 MBIA Insured, Inverse Floater, 8.89%, 3/26/202            Aaa/AAA     1,000,000       1,060,000
                                                                                     ------------
                                                                                       2,085,590
                                                                                     ------------
 Hawaii-0.9%
 Hawaii Budget & Finance Department Special
 Purpose RRB, Prerefunded, Series D, AMBAC Insured,
 6.15%, 1/1/20                                             Aaa/AAA     1,000,000       1,019,490
 Illinois-14.3%
 Chicago, IL SFM RB, Series B, 6.95%, 9/1/28                Aaa/NR     1,830,000       1,924,812
 Chicago. IL GOUN, Series A, FGIC Insured,
 6.75%, 1/1/35                                         Aaa/AAA/AAA     2,000,000       2,179,660
 Cook Cnty., IL Community College District
 No. 508 Chicago COP, FGIC Insured,
 8.75%, 1/1/05                                         Aaa/AAA/AAA       500,000         577,315
 Cook Cnty., IL Community College District
 No. 508 Lease COP, Series C, MBIA Insured,
 7.70%, 12/1/07                                            Aaa/AAA     1,500,000       1,745,910
 Cook Cnty., IL RB, FGIC Insured, 5.50%, 11/15/22      Aaa/AAA/AAA     6,000,000       5,698,380
 Cook Cnty., IL SDI No. 99 Cicero GOB,
 FGIC Insured, 8.50%, 12/1/05                               Aaa/NR     1,170,000       1,366,958
 Metropolitan Pier & Exposition Authority RB,
 IL Hospitality Facilities, McCormick Plaza
 Convention Center, Escrowed to Maturity, 7%, 7/1/26    A/BBB-/AAA     3,000,000       3,474,300
                                                                                     ------------
                                                                                      16,967,335
                                                                                     ------------
 Indiana-3.0%
 Hamilton Southeastern, IN Consolidated School
 Building Corp. RRB, First Mtg., AMBAC Insured,
 7%, 7/1/11                                            Aaa/AAA/AAA       500,000         519,005
 IN Office Building Commission Capital Complex RB,
 Series B, MBIA Insured, 7.40%, 7/1/15                     Aaa/AAA     2,500,000       3,008,075
                                                                                     ------------
                                                                                       3,527,080

10  OPPENHEIMER INSURED MUNICIPAL FUND

                                                           Ratings:                      Market
                                                           Moody's/  Principal            Value
                                                          S&P/Fitch     Amount       See Note 1
 Massachusetts-2.4%
 MA Health & Educational FA RB, Mt. Auburn Hospital
 Issue, Series B-1, MBIA Insured, 6.25%, 8/15/14          Aaa/AAA   $1,000,000     $1,047,160
 MA HFA RB, Series A, AMBAC Insured,
 6.60%, 7/1/14                                        Aaa/AAA/AAA    1,750,000      1,813,980
                                                                                   -----------
                                                                                    2,861,140
                                                                                   -----------
 Michigan-8.5%
 Central Montcalm, MI Public Schools RB,
 MBIA Insured, 5.75%, 5/1/24                              Aaa/AAA      750,000        748,500
 Detroit, MI GOB, Series B, MBIA Insured,
 6%, 4/1/17                                               Aaa/AAA    3,035,000      3,149,450
 Howell, MI Public Schools RB, MBIA Insured,
 5.875%, 5/1/19                                           Aaa/AAA    1,850,000      1,877,177
 MI Building Authority RRB, Series I,
 MBIA-IBC Insured, 6.25%, 10/1/20                      Aaa/AAA/AA    2,815,000      2,878,619
 Romulus, MI Community Schools RB,
 5.75%, 5/1/25                                            Aaa/AAA    1,400,000      1,395,310
                                                                                   -----------
                                                                                   10,049,056
                                                                                   -----------
 Nevada-4.5%
 Clark Cnty. , NV Passenger Facility Charge RB,
 Las Vegas McCarran International Airport Project,
 Series B, MBIA Insured, 6. 50%, 7/1/12                   Aaa/AAA    2,000,000      2,091,920
 Wahoe Cnty., NV SDI RB, FSA Insured,
 5.875%, 6/1/20                                       Aaa/AAA/AAA    3,175,000      3,207,353
                                                                                   -----------
                                                                                    5,299,273
                                                                                   -----------
 New Hampshire-0.5%
 NH Turnpike System RRB, Series A, FGIC Insured,
 6.75%, 11/1/11                                       Aaa/AAA/AAA     500, 000        550,580
 New Jersey-3.0%
 NJ Transportation COP, Series 15, AMBAC Insured,
 8.04%, 9/15/154                                           NR/AAA    3,250,000      3,595,280
 New York-11.3%
 NYS DA RB, SUEFS, FGIC Insured,
 5.125%, 5/15/18                                      Aaa/AAA/AAA    1,000,000        956,570
 NYS MTAU Dedicated Tax Fund RB, Series A,
 FGIC Insured, 6.125%, 4/1/17                         Aaa/AAA/AAA    1,000,000      1,049,940
 NYS Tollway Authority Highway & Bridge Trust
 Fund RB, Series A, FSA Insured, 6%, 4/1/16            NR/AAA/AAA    1,000,000      1,049,000
 NYS UDC RB, Series C, 5.875%, 1/1/19                 Aaa/AAA/AAA    5,000,000      5,077,350
 TSASC, Inc., NYRB, 6.25%, 7/15/27                       Aa1/A/A+    5,250,000      5,225,535
                                                                                   -----------
                                                                                   13,358,395

11  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

                                                       Ratings:                       Market
                                                       Moody's/         Principal     Value
                                                       S&P/Fitch           Amount   See Note 1
 Ohio-2.9%
 Mahoning Valley, OH Sanitary Distilled Water RRB,
 FSA Insured, 5.75%, 11/15/16                        Aaa/AAA/AAA     $1,450,000     $1,480,102
 Streetsboro, OH SDI GOB, AMBAC Insured,
 7.125%, 12/1/10                                     Aaa/AAA/AAA        500,000        563,220
 Summit Cnty., OH RB, FGIC Insured,
 6.25%, 12/1/21                                      Aaa/AAA/AAA      1,270,000      1,340,460
                                                                                    -----------
                                                                                     3,383,782
                                                                                    -----------
 Oklahoma-1.8%
 OK Industrial Authority Health Systems RB,
 Baptist Medical Center, Series C, AMBAC Insured,
 7%, 8/15/05                                         Aaa/AAA/AAA      2,000,000      2,172,060
 Pennsylvania-9.2%
 Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
 Inverse Floater, 8.38%, 11/10/202                   Aaa/AAA/AAA      1,000,000      1,107,500
 PA Convention Center RRB, Series A,
 MBIA-IBC Insured, 6.75%, 9/1/19                     Aaa/AAA          1,150,000      1,231,915
 PA HEAA Student Loan RB, Series B,
 AMBAC Insured, Inverse Floater, 7.85%, 3/1/222      Aaa/AAA/AAA      1,250,000      1,275,000
 Philadelphia, PA Airport RB, Series 387A,
 Inverse Floater, 5.86%, 6/15/122                    NR/NR            1,565,000      1,539,866
 Philadelphia, PA Regional POAU Lease RB,
 MBIA Insured, Inverse Floater, 8.03%, 9/1/202       Aaa/AAA          1,900,000      1,945,125
 Pittsburgh, PA RB, Series A, 5.75%, 9/1/19          Aaa/AAA          1,000,000      1,006,080
 Pittsburgh, PA RB, Series A, 5.75%, 9/1/20          Aaa/AAA          2,795,000      2,801,904
                                                                                    -----------
                                                                                    10,907,390
                                                                                    -----------
 Texas-10.0%
 Cedar Hill, TX ISD CAP RRB, Zero Coupon,
 6.10%, 8/15/115                                     Aaa/NR/AAA       1,585,000        846,707
 Grand Prairie, TX HFDC RRB, Dallas/Ft. Worth
 Medical Center Project, AMBAC Insured,
 6.875%, 11/1/10                                     Aaa/AAA/AAA      1,800,000      1,949,130
 Harris Cnty., TX Hospital District RRB,
 AMBAC Insured, 7.40%, 2/15/10                       Aaa/AAA/AAA      2,000,000      2,251,400
 Harris Cnty., TX Houston Sports Authority
 Special CAP RB, Jr. Lien, Series B, MBIA Insured,
 Zero Coupon, 5.33%, 11/15/135                       Aaa/AAA/AAA      4,360,000      2,024,958
 Lower Colorado River Authority, TX RRB,
 Series A, 5.875%, 5/15/17                           Aaa/AAA/AAA      1,625,000      1,662,196

12  OPPENHEIMER INSURED MUNICIPAL FUND

                                                                Ratings:                   Market
                                                                Moody's/   Principal       Value
                                                               S&P/Fitch    Amount       See Note 1
 Texas Continued
 Lower Neches Valley, TX IDAU Corp. Sewer
 Facilities RB, Mobil Oil Refining Corp. Project,
 6.40%, 3/1/30                                                 Aaa/AAA    $1,000,000     $1,021,910
 Rio Grande Valley TX HFDC Retirement Facilities RB,
 Golden Palms, Series B, MBIA Insured, 6.40%, 8/1/12           Aaa/AAA     2,000,000      2,093,940
                                                                                         -----------
                                                                                         11,850,241
                                                                                         -----------
 Washington-1.9%
 Tacoma, WA Electric Systems RB, Prerefunded,
 AMBAC Insured, Inverse Floater, 8.89%, 1/2/152            Aaa/AAA/AAA     1,000,000      1,068,750
 WA PP Supply System RRB, Nuclear Project No. 2,
 Series A, FGIC Insured, Zero Coupon, 5.50%, 7/1/095       Aaa/AAA/AAA     2,000,000      1,221,740
                                                                                         -----------
                                                                                          2,290,490
                                                                                         -----------
 Wisconsin-1.2%
 WI Health & Educational FA RB, Aurora Medical
 Group, Inc. Project, FSA Insured, 6%, 11/15/11            Aaa/AAA/AAA     1,370,000      1,455,392
 District of Columbia-2.6%
 DC Hospital RRB, Medlantic Healthcare Group,
 Series A, MBIA Insured, 5.25%, 8/15/12                    Aaa/AAA/AAA     1,000,000        994,100
 DC RRB, Prerefunded, Series A-1, MBIA Insured,
 6%, 6/1/11                                                Aaa/AAA/AAA       100,000        106,660
 DC RRB, Unrefunded Balance, Series A-1,
 MBIA Insured, 6%, 6/1/11                                  Aaa/AAA/AAA     1,900,000      2,010,029
                                                                                         -----------
                                                                                          3,110,789
                                                                                         -----------
 U.S. Possessions-1.4%
 PR Municipal FAU GOB, Series PA-638B,
 Inverse Floater, 7.38%, 8/1/152,6                               NR/NR     1,500,000      1,675,785
                                                                                        ------------
 Total Municipal Bonds and Notes (Cost $115,840,298)                                    118,737,813
                                                                                        ------------
 Short-Term Tax-Exempt Obligations-1.7%
 Maricopa Cnty., AZ PC Corp. RRB, Arizona Public
 Service Co., Series C, 3.95%, 4/3/004 (Cost $2,000,000)                   2,000,000      2,000,000
                                                                                        ------------
 Total Investments, at Value (Cost $117,840,298)                               102.1%   120,737,813
 Liabilities in Excess of Other Assets                                          (2.1)    (2,479,163)
                                                                           -------------------------
 Net Assets                                                                    100.0%  $118,258,650
                                                                           =========================

13  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF INVESTMENTS Unaudited / Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS


 To simplify the listings of  securities,  abbreviations  are used per the table below:
CAP Capital Appreciation                     MTAU Metropolitan  Transportation Authority
COP Certificates  of  Participation          MUD  Municipal  Utility  District
DA Dormitory  Authority                      NYS New York State
FA Facilities  Authority                     PC Pollution  Control
FAU  Finance  Authority                      POAU Port Authority
GOB General  Obligation  Bonds               PP Public  Power
GORB General  Obligation  Refunding  Bonds   RB Revenue  Bonds
GOUN General  Obligation  Unlimited Nts.     RRB Revenue  Refunding  Bonds
HEAA Higher  Education  Assistance Agency    SCDAU Statewide  Communities  Development
HFA Housing Finance  Agency                       Authority
HFDC Health  Facilities  Development Corp.   SDI School District
IDAU  Industrial  Development  Authority     SFM Single Family Mtg.
ISD Independent  School District             SUEFS State University Educational Facilities System
LMC Loan  Marketing Corp.                    UDC Urban Development Corp.
MH Multi family Housing                      USD Unified School District

1. Securities with an aggregate market value of $1,096,066 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. 2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price maybe more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $11,380,151 or 9.62% of the Fund's net assets as of March 31, 2000. 3. When-issued security to be delivered and settled after March 31, 2000. 4. Represents the current interest rate for a variable or increasing rate security. 5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,675,785 or 1.42% of the Fund's net assets as of March 31, 2000.

As of March 31, 2000, securities subject to the alternative minimum tax amount to $19,146,954 or 16.19% of the Fund's net assets.

See accompanying Notes to Financial Statements.

14 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

March 31, 2000

-----------------------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $117, 840, 298)-see accompanying statement           $120,737,813
 Cash                                                                                  349,673
 Receivables and other assets:
 Interest                                                                            1,743,723
 Shares of beneficial interest sold                                                    139,404
 Other                                                                                   7,415
                                                                                  -------------
 Total assets                                                                      122,978,028
 ----------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased (including $1,086,775 purchased on a                          3,861,640
 when-issued basis)
 Dividends                                                                             352,037
 Shares of beneficial interest redeemed                                                294,904
 Distribution and service plan fees                                                     71,632
 Daily variation on futures contracts                                                   48,813
 Transfer and shareholder servicing agent fees                                          17,755
 Trustees' compensation                                                                  1,589
 Other                                                                                  71,008
                                                                                  -------------
 Total liabilities                                                                   4,719,378
 ----------------------------------------------------------------------------------------------
 Net Assets                                                                       $118,258,650
                                                                                  =============
-----------------------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                                  $124,639,829
 Overdistributed net investment income                                                (157,797)
 Accumulated net realized loss on investment transactions                           (8,792,272)
 Net unrealized appreciation on investments                                          2,568,890
                                                                                  -------------
 Net assets                                                                       $118,258,650
                                                                                  =============
-----------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $92,261,096 and 5,722,666 shares of beneficial interest outstanding)                   $16.12
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                               $16.92

Class  B  Shares:  Net  asset  value,   redemption  price  (excludes  applicable
 contingent  deferred  sales charge) and offering  price per share (based on net assets of $21,784,493 and 1,350,437 shares of beneficial interest  outstanding)
 $16.13

Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,213,061
 and 261,373 shares of beneficial interest outstanding)                                 $16.12

See accompanying Notes to Financial Statements.

15  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended March 31, 2000

------------------------------------------------------------------------------------
 Investment Income
 Interest                                                                $3,689,687
------------------------------------------------------------------------------------
 Expenses
 Management fees                                                            270,710
 Distribution and service plan fees:
 Class A                                                                    112,671
 Class B                                                                    119,927
 Class C                                                                     23,899
 Shareholder reports                                                         50,906
 Transfer and shareholder servicing agent fees                               50,076
 Legal, auditing and other professional fees                                 33,850
 Custodian fees and expenses                                                 16,063
 Accounting service fees                                                      6,000
 Trustees' compensation                                                       3,462
 Other                                                                       17,116
                                                                         -----------
 Total expenses                                                             704,680
 Less expenses paid indirectly                                               (6,729)
                                                                         -----------
 Net expenses                                                               697,951
 -----------------------------------------------------------------------------------
 Net Investment Income                                                    2,991,736
------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized loss on:
 Investments                                                             (8,080,996)
 Closing of futures contracts                                               (84,781)
                                                                         -----------
 Net realized loss                                                       (8,165,777)
                                                                         -----------
 Net change in unrealized appreciation or depreciation on investments     5,338,548
                                                                         -----------
 Net realized and unrealized loss                                        (2,827,229)
 -----------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                      $164,507
                                                                         ===========

See accompanying Notes to Financial Statements.

16  OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Six Months             Year
                                                                    Ended            Ended
                                                           March 31, 2000        Sept. 30,
                                                              (Unaudited)             1999
-------------------------------------------------------------------------------------------
 Operations
 Net investment income                                           $2,991,736     $6,306,110
 Net realized loss                                               (8,165,777)      (352,108)
 Net change in unrealized appreciation or depreciation            5,338,548    (12,885,535)
                                                               ----------------------------
 Net increase (decrease) in net assets resulting from
 operations                                                         164,507     (6,931,533)
 ------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                         (2,444,756)    (4,716,753)
 Class B                                                           (519,033)    (1,078,468)
 Class C                                                           (102,941)      (218,878)

 Distributions from net realized gain:
 Class A                                                                --      (1,141,094)
 Class B                                                                --        (310,557)
 Class C                                                                --         (60,365)
-------------------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting from
 beneficial interest transaction:
 Class A                                                         (3,610,848)     6,192,573
 Class B                                                         (4,068,789)     2,067,306
 Class C                                                         (1,269,227)     1,305,323
-------------------------------------------------------------------------------------------
Net Assets
 Total decrease                                                 (11,851,087)    (4,892,446)
 Beginning of period                                            130,109,737    135,002,183
                                                               ----------------------------
 End of period (including overdistributed net investment
 income of $157,797 and $82,803, respectively)                 $118,258,650   $130,109,737
                                                               ============================

See accompanying Notes to Financial Statements.

17  OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


                                               Six Months                                        Year
                                                    Ended                                       Ended
                                           March 31, 2000                                   Sept. 30,
Class A                                       (Unaudited)  1999     1998    1997     1996        1995
-------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period              $16.48   $18.31   $17.72  $17.07  $16.86    $16.14
                                                   --------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .40      .84      .80     .91     .90       .90
 Net realized and unrealized gain (loss)            (.35)   (1.67)      .75     .63     .20       .71
                                                   --------------------------------------------------
 Total income (loss) from
 investment operations                                .05    (.83)     1.55    1.54    1.10      1.61
                                                   --------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income               (.41)    (.80)    (.84)   (.89)   (.89)     (.89)
 Distributions from net realized gain                 ---    (.20)    (.12)     ---     ---       ---
                                                   --------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.41)   (1.00)    (.96)   (.89)   (.89)     (.89)
                                                   --------------------------------------------------
 Net asset value, end of period                    $16.12   $16.48   $18.31  $17.72  $17.07    $16.86
                                                   ==================================================
-----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value1                  0.38%  (4.76)%    9.01%   9.25%   6.67%    10.29%
-----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $92,261 $ 98,030 $102,687 $91,051 $83,516   $76,691

 Average net assets (in thousands)                $93,910 $103,527  $96,458 $86,511 $81,233   $70,650
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:2
 Net investment income                              5.04%    4.77%    4.49%   5.25%   5.27%     5.52%
 Expenses                                           0.98%    0.89%    0.89%3  0.95%3  1.02%3    0.95%3
 Portfolio turnover rate4                             74%     108%      73%     77%     93%       58%



1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $86,421,498 and $94,549,491, respectively.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INSURED MUNICIPAL FUND

                                               Six Months                                          Year
                                                    Ended                                         Ended
                                           March 31, 2000                                     Sept. 30,
 Class B                                      (Unaudited)    1999     1998     1997    1996        1995
 ------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period             $16.49   $18.32   $17.73   $17.08   $16.87    $16.15
                                                  ----------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .33      .71      .67      .76      .77       .78
 Net realized and unrealized gain (loss)            (.34)   (1.67)     .74      .65      .20       .71
                                                  ----------------------------------------------------
 Total income (loss) from
 investment operations                              (.01)    (.96)    1.41     1.41      .97      1.49
                                                  ----------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income               (.35)    (.67)    (.70)    (.76)    (.76)     (.77)
 Distributions from net realized gain                  --    (.20)    (.12)      --       --        --
                                                  ----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.35)    (.87)    (.82)    (.76)    (.76)     (.77)
                                                  ----------------------------------------------------
 Net asset value, end of period                   $16.13   $16.49   $18.32   $17.73   $17.08    $16.87
                                                  ====================================================
------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value1                 (0.01)%  (5.47)%   8.18%    8.43%    5.87%     9.47%
------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)        $21,784  $26,468  $27,392  $19,974  $15,983   $13,341

 Average net assets (in thousands)               $23,926  $28,562  $23,817  $17,309  $14,822   $11,987
------------------------------------------------------------------------------------------------------
 Ratios to average net assets:2
 Net investment income                              4.28%    4.00%    3.76%    4.48%    4.50%     4.75%
 Expenses                                           1.74%    1.65%    1.64%3   1.71%3   1.77%3    1.71%3
 Portfolio turnover rate4                             74%     108%      73%      77%      93%       58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $86,421,498 and $94,549,491, respectively.

See accompanying Notes to Financial Statements.

19   OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued


                                                           Six Months                                               Year
                                                                Ended                                              Ended
                                                       March 31, 2000                                           Sept. 30,
Class C                                                   (Unaudited)      1999      1998      1997     1996      1995(6)
-------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                          $16.48    $18.31    $17.72    $17.06   $16.86       $16.72
                                                               ----------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            .34       .71       .70       .76      .75          .08
 Net realized and unrealized gain (loss)                         (.35)    (1.67)      .71       .65      .21          .14
                                                               ----------------------------------------------------------
 Total income (loss) from investment operations                  (.01)     (.96)     1.41      1.41      .96          .22
                                                               ----------------------------------------------------------
 Dividends and/or distributions to
 shareholders:
 Dividends from net investment income                            (.35)     (.67)     (.70)     (.75)    (.76)        (.08)
 Distributions from net realized gain                              --      (.20)     (.12)       --       --           --
                                                               ----------------------------------------------------------
 Total dividends and/or distributions to shareholders            (.35)     (.87)     (.82)     (.75)    (.76)        (.08)
                                                               ----------------------------------------------------------
 Net asset value, end of period                                $16.12    $16.48    $18.31    $17.72   $17.06       $16.86
                                                               ==========================================================
-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value1                              (0.01)%   (5.48)%    8.18%     8.48%    5.77%        1.30%
-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                      $4,213    $5,611    $4,923    $2,554     $924         $211

 Average net assets (in thousands)                             $4,766    $5,775    $3,661    $1,720     $618           $1
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:2
 Net investment income                                           4.30%     4.01%     3.82%     4.45%    4.38%        4.89%
 Expenses                                                        1.74%     1.65%     1.64%3    1.72%3   1.81%3       1.07%3
 Portfolio turnover rate4                                          74%      108%       73%       77%      93%          58%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. 4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 2000, were $86,421,498 and $94,549,491, respectively. 5. Per share amounts calculated based on the average shares outstanding during the period. 6. For the period from August 29, 1995 (inception of offering) to September 30, 1995.

See accompanying Notes to Financial Statements.

20   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------

Securities Valuation. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
--------------------------------------------------------------------------------

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 2000, the Fund had entered into net outstanding when-issued or forward commitments of $1,086,775.

21   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
--------------------------------------------------------------------------------

1. Significant Accounting Policies Continued
In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carry-overs, to shareholders. Therefore, no federal income or excise tax provision is required
--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------

Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22   OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------

2. Shares of beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                           Six Months Ended March 31, 2000  Year Ended September 30, 1999
                                                  Shares            Amount          Shares         Amount
 Class A
 Sold                                            465,595        $7,458,447       1,139,629   $20,168,330
 Dividends and/or distributions reinvested       106,954         1,719,700         246,492     4,359,639
 Redeemed                                       (797,926)      (12,788,995)     (1,046,047)  (18,335,396)
                                               ---------------------------------------------------------
 Net increase (decrease)                        (225,377)      $(3,610,848)        340,074    $6,192,573
                                               =========================================================

 Class B
 Sold                                            111,517        $1,800,044         483,752     $8,559,831
 Dividends and/or distributions reinvested        19,163           308,216          50,736        898,692
 Redeemed                                       (385,760)       (6,177,049)       (424,380)    (7,391,217)
                                               ----------------------------------------------------------
 Net increase (decrease)                        (255,080)      $(4,068,789)        110,108    $ 2,067,306
                                               ==========================================================

 Class C
 Sold                                             21,161         $ 339,255         140,475   $ 2,501, 020
 Dividends and/or distributions reinvested         4,058            65,286          11,966        211,869
                                               ----------------------------------------------------------
 Net increase (decrease)                        (79,174)      $(1,269,227)          71,630    $ 1,305,323
                                               ==========================================================

--------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Securities

As of March 31, 2000,  net unrealized  appreciation  on securities of $2,897,515 was composed of gross appreciation of $3,403,511, and gross depreciation of $505,996.
--------------------------------------------------------------------------------

4. Fees and Other Transactions with affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $100 million of average annual net assets, 0.40% of the next $150 million, 0.375% of the next $250 million and 0.35% of average annual net assets in excess of $500 million. The Fund's management fee for the six months ended March 31, 2000, was 0.44% of average annual net assets for each class of shares, annualized for periods of less than one full year.
--------------------------------------------------------------------------------

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
--------------------------------------------------------------------------------

4. Fees and Other Transactions with affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------

Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


 Six Months         Aggregate       Class A  Commissions  Commissions Commissionson
 E nded             Front-End     Front-End   on Class A   on Class B    on Class C
                Sales Charges Sales Charges       Shares       Shares        Shares
                   on Class A   Retained by  Advanced by  Advanced by   Advanced by
                       Shares   Distributor Distributor1 Distributor1  Distributor1
-----------------------------------------------------------------------------------
 March 31, 2000       $52,018       $10,692          $--      $62,801        $1,769

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


 Six Months                     Class A                 Class B                 Class C
 Ended              Contingent Deferred     Contingent Deferred     Contingent Deferred
                          Sales Charges           Sales Charges           Sales Charges
                Retained by Distributor Retained by Distributor Retained by Distributor
---------------------------------------------------------------------------------------
 March 31, 2000                     $--                 $34,924                  $2,099

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended March 31, 2000, payments under the Class A plan totaled $112,671, all of which was paid by the Distributor to recipients. That included $5,321 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

24   OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended March 31, 2000, were as follows:


                    Total Payments     Amount Retained   Distributor's Aggregate     Distributor's Unreimbursed
                        Under Plan      by Distributor     Unreimbursed Expenses                  Expenses as %
                                                                      Under Plan                  of Net Assets
                                                                                                       of Class
---------------------------------------------------------------------------------------------------------------
 Class B Plan             $119,927             $98,167                  $905,651                    4.16%
 Class C Plan               23,899               6,419                    76,734                    1.82

--------------------------------------------------------------------------------

5. Futures Contracts

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

25   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued
--------------------------------------------------------------------------------

5. Futures Contracts Continued

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 2000, the Fund had outstanding futures contracts as follows:


 Contract Description   Expiration   Number of   Valuation as of   Unrealized
                             Date   Contracts    March 31, 2000   Depreciation
------------------------------------------------------------------------------
 Contracts to Sell
 Municipal Bond            6/21/00       142        $13,538,813       $328,625

--------------------------------------------------------------------------------

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, with-out limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0. 45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0. 08% per annum.

The Fund had no borrowings outstanding during the six months ended March 31, 2000.

26 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMER INSURED MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund
--------------------------------------------------------------------------------


 Officers and Trustees            James C. Swain, Trustee and Chairman
                                      of the Board
                                  Bridget A. Macaskill, Trustee and President
                                  William H. Armstrong, Trustee
                                  Robert G. Avis, Trustee
                                  William A. Baker, Trustee
                                  George C. Bowen, Trustee
                                  Edward L. Cameron, Trustee
                                  Jon S. Fossel, Trustee
                                  Sam Freedman, Trustee
                                  Raymond J. Kalinowski, Trustee
                                  C. Howard Kast, Trustee
                                  Robert M. Kirchner, Trustee
                                  Ned M. Steel, Trustee
                                  Christian D. Smith, Vice President
                                  Andrew J. Donohue, Vice President
                                       and Secretary
                                  Brian W. Wixted, Treasurer
                                  Robert J. Bishop, Assistant Treasurer
                                  Scott T. Farrar, Assistant Treasurer
                                  Robert G. Zack, Assistant Secretary

 Investment Advisor               OppenheimerFunds, Inc.

 Distributor                      OppenheimerFunds Distributor, Inc.

 Transfer and Shareholder         OppenheimerFunds Services
 Servicing Agent

 Custodian of Portfolio
 Securities                       Citibank, N. A.

 Independent Auditors             Deloitte & Touche LLP

Legal Counsel                    Myer, Swanson, Adams & Wolf, P. C.


                                  The financial statements included herein have been taken from the records of the fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Insured Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Insured Municipal Fund. For more complete information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.




27 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

Global Equity


 Developing Markets Fund            Global Fund
 International Small Company Fund   Quest Global Value Fund
 Europe Fund                        Global Growth & Income Fund
 International Growth Fund


--------------------------------------------------------------------------------

Equity


 Stock
Stock & Bond
Enterprise  Fund1
Main  Street(R)
Growth &  Income  Fund
 Discovery  Fund
Quest  Opportunity  Value Fund
Main Street Small Cap Fund
Total  Return Fund Quest Small Cap Value Fund Quest  Balanced  Value Fund MidCap
Fund Capital Income Fund2 Capital  Appreciation  Fund Multiple  Strategies  Fund
Growth Fund  Disciplined  Allocation  Fund  Disciplined  Value Fund  Convertible
Securities Fund Quest Value Fund Trinity Growth Fund Specialty Trinity Core Fund
Real Asset Fund Trinity Value Fund Gold & Special Minerals Fund


--------------------------------------------------------------------------------

Fixed Income


 Taxable                      Municipal
 International Bond Fund      California Municipal Fund 3
 World Bond Fund              Main Street California Municipal Fund3
 High Yield Fund              Florida Municipal Fund3
 Champion Income Fund         New Jersey Municipal Fund3
 Strategic Income Fund        New York Municipal Fund 3
 Bond Fund                    Pennsylvania Municipal Fund3
 Senior Floating Rate Fund    Municipal Bond Fund
 U. S. Government Trust       Insured Municipal Fund
 Limited-Term Government Fund Intermediate Municipal Fund
                              Rochester Division
                              Rochester Fund Municipals
                              Limited Term New York Municipal Fund


--------------------------------------------------------------------------------

Money Market4
Money Market Fund             Cash Reserves




1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details. 2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund." 3. Available to investors only in certain states. 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1. 00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER INSURED MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.



 Internet

 24-hr access to account information and transactions

 www. oppenheimerfunds. com

 ------------------------------------------------------

 General Information

 Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

 1.800.525.7048

 ------------------------------------------------------

 Telephone Transactions

 Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

 1.800.852.8457

 ------------------------------------------------------

 PhoneLink

 24-hr automated information and automated transactions

 1.800.533.3310

 ------------------------------------------------------

 Telecommunications Device for the Deaf (TDD)

 Mon-Fri 8:30am-7pm ET

 1.800.843.4461

 ------------------------------------------------------

 OppenheimerFunds Information Hotline

 24 hours a day, timely and insightful messages on the

 economy and issues that may affect your investments

 1.800.835.3104

 ------------------------------------------------------

 Transfer and Shareholder Servicing Agent

 OppenheimerFunds Services

 P. O. Box 5270, Denver, CO 80217-5270

------------------------------------------------------

 Ticker Symbols

 Class A: OPISX Class B: OISBX Class C: OISCX


[LOGO]

                                    [PHOTO]


                                        Semiannual Report January 31, 2000


Oppenheimer
MUNICIPAL BOND FUND




                                    [LOGO]OPPENHEIMERFUNDS-Registered Trademark-
                                          The Right Way to Invest

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

CONTENTS


1   President's Letter

3   An Interview with Your Fund's Manager

9   Financial Statements

29  Officers and Trustees


MUNICIPAL BOND PRICES GENERALLY DECLINED IN A RISING-INTEREST-RATE ENVIRONMENT over the six-month reporting period.

WE FOCUSED PRIMARILY ON INSURED SECURITIES DURING THE PERIOD, as yield differences had narrowed between high quality and lower quality municipal bonds.

WE BELIEVE THAT THE FUND'S UNDERVALUED HOLDINGS MAY BENEFIT AS THE INVESTMENT ENVIRONMENT IMPROVES and demand for high yielding securities picks up.


----------------------------
CUMULATIVE
TOTAL RETURNS
For the 6-Month Period
Ended 1/31/00 *



Class A
Without     With
Sales Chg.  Sales Chg.
----------------------

-5.64%      -10.13%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
-6.02%      -10.59%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
-6.02%      -6.93%
----------------------------




------------------
NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
------------------
*See page 7 for further details.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Municipal Bond Fund

DEAR SHAREHOLDER,

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving


                     1    OPPENHEIMER MUNICIPAL BOND FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks, and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds THE RIGHT WAY TO INVEST in 2000 and beyond.


Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
February 22, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


                     2    OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
Portfolio Management Team (l to r)
Christian Smith
Robert Patterson
(Portfolio Manager)

HOW DID OPPENHEIMER MUNICIPAL BOND FUND PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED JANUARY 31, 2000?

A. The Fund's performance over the past six months reflected a very challenging investment environment. During the reporting period, stronger-than-expected economic growth in both domestic and overseas markets fueled investors' concerns that inflationary pressures might reemerge in the U.S. economy. As a result, interest rates and most bond yields rose. Because bond yields and prices move in opposite directions, higher interest rates eroded the value of many fixed income securities, including municipal bonds. In addition, the tax-exempt bond market was subject to adverse supply-and-demand influences, which eroded returns further.

WHAT ECONOMIC FORCES AFFECTED MUNICIPAL BONDS AND THE FUND?

When the reporting period began on July 1, 1999, the Federal Reserve Board had just implemented its first interest rate hike of 1999. They did so in response to concerns that unsustainable economic growth might reignite inflationary pressures. While inflation had not yet accelerated, early warning signs included very low unemployment, high levels of consumer spending and borrowing, and rising commodities prices. When the economy subsequently gained momentum, the Federal Reserve raised short-term interest rates again in August and November for a total increase of 0.75 percentage points during the reporting period. These increases were quickly reflected in municipal bond prices.


                     3    OPPENHEIMER MUNICIPAL BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT SUPPLY-AND-DEMAND FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Higher interest rates reduced demand for municipal bonds from corporate and institutional investors. In addition, many mutual fund shareholders shifted assets from bond funds to stock funds because of the stock market's stellar returns, which reduced overall demand from tax-exempt mutual funds. With these investors effectively absent from the market, municipal bond yields rose further than would have been expected from the Fed's interest rate increases alone.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

We primarily focused on repositioning the portfolio to a more defensive posture in order to provide a cushion against the adverse effects of a declining market. With higher yielding securities available, we sold some of our lower yielding holdings to enhance the Fund's income stream. Although we sold many of these securities at a lower price than their original cost, we were able to use these losses to offset earlier gains, helping to reduce capital gains tax liabilities for our shareholders.

WHERE DID YOU FIND THE MOST ATTRACTIVE INVESTMENT OPPORTUNITIES?

We found particularly attractive yields in insured bonds with maturities in the 20-year range. Because the yield difference between high quality and lower quality bonds had narrowed, we believed that we would not be adequately compensated for the extra risks that lower yielding bonds entail. We preferred the 20-year maturity range because their prices held up better than intermediate-term securities in the 10- to 15-year range, which were particularly hard hit by the lack of demand from institutional buyers.

[SIDENOTE:]
"AFTER A VERY CHALLENGING 1999, WE BELIEVE THE PORTFOLIO IS WELL-POSITIONED TO BENEFIT FROM BETTER MARKET CONDITIONS IN 2000."
[/SIDENOTE:]

                     4    OPPENHEIMER MUNICIPAL BOND FUND

On the other hand, we carefully avoided those sectors of the market that we regarded as troublesome, including healthcare and utilities. However, we maintained our holdings of "special situations," which are bonds that we regard as undervalued at the time of purchase, and that we believe will benefit from the improving credit quality of their issuers. One example of a special situation bond is a college in Savannah, Georgia, that issued tax-exempt bonds at an inopportune time, requiring them to offer extra yield to attract investors' attention. When institutional demand returns to the markets, we believe that these bonds' value will rise. However, during the past six months, they have hurt the Fund's returns.

WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?

We are cautious over the near term and optimistic over the longer term. We expect the U.S. economy to remain strong over the next several months, which may prompt the Federal Reserve Board to increase interest rates further. Accordingly, we intend to maintain our defensive posture until we believe the Fed's moves toward a more restrictive monetary policy are complete. If and when evidence emerges that the bulk of interest rate increases are behind us, we are likely to see better performance from our "special situations" holdings. We are also likely to see the return of corporate and institutional buyers, which should help support tax-exempt bond prices.

[SIDENOTE:]
-----------------------------------
AVERAGE ANNUAL TOTAL RETURNS(1)
For the Periods Ended 12/31/99



CLASS A
1-Year   5-Year  10-Year
-----------------------------

-9.59%   5.46%   5.74%

CLASS B          Since
1-Year   5-Year  Inception
-----------------------------
-10.31%  5.35%   3.88%

CLASS C          Since
1-Year   5-Year  Inception
-----------------------------
-6.64%   N/A     4.01%

-----------------------------

STANDARDIZED YIELD(2)
For the 30 Days Ended 1/31/00
-----------------------------

CLASS A          5.40%
-----------------------------
CLASS B          4.89
-----------------------------
CLASS C          4.89
-----------------------------

[/SIDENOTE:]
(1) See page 7 for further details.
(2) Standardized yield is based on net investment income for the 30-day period ended January 31, 2000. Falling share prices will tend to artificially raise yields.


                     5    OPPENHEIMER MUNICIPAL BOND FUND

For our part, when the investment environment improves, we are prepared to seize opportunities more aggressively, with an eye toward locking in high yields for as long as practical and participating in the potential for capital appreciation. In our view, this kind of active management approach is what makes Oppenheimer Municipal Bond Fund an important part of THE RIGHT WAY TO INVEST.



TOP FIVE STATES(4)
----------------------------------------

Texas                            14.1%
----------------------------------------
California                       14.0
----------------------------------------
Pennsylvania                     13.5
----------------------------------------
Michigan                          7.7
----------------------------------------
New Jersey                        5.6
----------------------------------------



[SIDENOTE:]
-----------------------
CREDIT ALLOCATION(3)
[GRAPH]


- AAA          38.7%
- AA           10.1
- A            14.0
- BBB          24.5
- BB           11.9
- B             0.8


-----------------------
[/SIDENOTE:]


(3) Portfolio data are as of January 31, 2000, are subject to change, and are dollar-weighted based on total market value of investments. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national rating organizations as well as unrated securities (currently 10.8% of total investments) which have ratings assigned by the Manager in categories equivalent to those of rating organizations. (4) Portfolio is subject to change. Percentages are as of January 31, 2000, and are based on net assets.


                     6    OPPENHEIMER MUNICIPAL BOND FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

CLASS A shares were first publicly offered on 10/27/76. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 3/16/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 8/29/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


                     7    OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
                                                          FINANCIALS














--------------------------------------------------------------------------------


                     8    OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  January 31, 2000 / Unaudited
--------------------------------------------------------------------------------



                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.3%
-----------------------------------------------------------------------------------------------------------------
ARIZONA--0.9%
Central AZ Irrigation & Drainage District GORB, Series A,
6%, 6/1/13                                                         NR/NR        $ 1,080,950        $   928,341
-----------------------------------------------------------------------------------------------------------------
Peoria, AZ IDAU RRB, Sierra Winds Life, Series A,
6.375%, 8/15/29                                                    NR/NR          5,000,000          4,262,300
                                                                                                   --------------
                                                                                                     5,190,641

-----------------------------------------------------------------------------------------------------------------
CALIFORNIA--14.0%
CA Foothill/Eastern Corridor Agency Toll Road RB,
Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32             Baa3/BBB-/BBB         10,500,000         11,510,415
-----------------------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25                     Aa2/AA-             40,000             40,000
-----------------------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.65%, 8/1/14(1)                            Aa2/AA-          5,000,000          5,060,350
-----------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25                           Aa2/AA-          4,755,000          4,812,203
-----------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse Floater,
6.916%, 11/1/15(2)                                                 A1/NR          1,500,000          1,366,875
-----------------------------------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency CA Toll Road RRB,
5.75%, 1/15/40                                             Baa3/BBB-/BBB          5,750,000          5,046,545
-----------------------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds, Transportation
Distribution Project No. 3, 6.90%, 11/1/07                         NR/A-            500,000            529,140
-----------------------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB, 5.65%, 8/1/17             Ba2/BB          4,600,000          4,004,070
-----------------------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC Lease RRB, Facilities
Sublease-International Airport Project, 6.35%, 11/1/25         Baa3/BBB-          8,930,000          8,402,326
-----------------------------------------------------------------------------------------------------------------
Palmdale, CA Community RA SFM RRB, Escrowed to
Maturity, Series A, 8%, 3/1/16                                 Aaa/NR/A+          5,000,000          6,101,400
-----------------------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed to Maturity, Series A,
8.30%, 6/1/13                                                    Aaa/AAA          7,000,000          8,691,830
-----------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity, Series A,
7.60%, 5/1/23                                                    Aaa/AAA          6,000,000          7,040,400
-----------------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP, FGIC Insured,
Inverse Floater, 7.788%, 6/1/19(2)                           Aaa/AAA/AAA          6,000,000          5,527,500
-----------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor Agency
Toll Road RB, Sr. Lien, Prerefunded, 6.75%, 1/1/32           Aaa/AAA/AAA         12,700,000         13,682,726
                                                                                                   --------------
                                                                                                    81,815,780

-----------------------------------------------------------------------------------------------------------------
COLORADO--0.7%
CO HFAU RB, Rocky Mountain Adventist Health
System, 6.625%, 2/1/22                                          Baa2/BB-          5,000,000          4,234,750
-----------------------------------------------------------------------------------------------------------------
CONNECTICUT--4.5%
Mashantucket, CT Western Pequot Tribe Special RB,
Prerefunded, Series A, 6.40%, 9/1/11(3)                          Aaa/AAA          7,435,000          8,069,875



                     9    OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
CONNECTICUT Continued
Mashantucket, CT Western Pequot Tribe Special RB,
Unrefunded Balance, Series A, 6.40%, 9/1/11(3)                   NR/BBB-        $ 7,565,000        $ 7,719,477
-----------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe Special RRB,
Sub. Lien, Series B, 5.75%, 9/1/27(3)                            Baa3/NR         11,900,000         10,369,422
                                                                                                   --------------
                                                                                                    26,158,774

-----------------------------------------------------------------------------------------------------------------
FLORIDA--3.2%
Dade Cnty., FL IDAU RB, Miami Cerebral Palsy Services
Project, 8%, 6/1/22                                                NR/NR          2,755,000          2,886,055
-----------------------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB, 8.40%, 6/1/07                        Aa2/AA+            750,000            878,332
-----------------------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts., Series A, AMBAC Insured,
6.25%, 4/1/37                                                    Aaa/AAA             40,000             40,000
-----------------------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A, 6.35%, 7/1/14                          Aaa/AAA            630,000            636,886
-----------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A, 6.30%, 5/1/02              NR/NR          1,103,000          1,099,768
-----------------------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD Capital Improvement RB, Series B,
6.25%, 5/1/05                                                      NR/NR          2,410,000          2,377,489
-----------------------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB, Series A-2, 6.85%, 3/1/29       Aaa/NR          1,585,000          1,667,895
-----------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village Project,
Series A, 5.50%, 11/15/21                                        NR/BBB-          2,000,000          1,528,160
-----------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB, Shell Point Village Project,
Series A, 5.50%, 11/15/29                                        NR/BBB-          2,250,000          1,648,103
-----------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB, Sub. Lien, Series B, MBIA
Insured, Zero Coupon, 5.452%, 10/1/29(4)                     Aaa/AAA/AAA         25,895,000          3,921,280
-----------------------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL HFAU RB, Retirement Community,
5.125%, 11/15/29                                                   NR/A-          3,130,000          2,259,046
                                                                                                   --------------
                                                                                                    18,943,014

-----------------------------------------------------------------------------------------------------------------
GEORGIA--3.9%
GA MEAU RRB, Project One, Series X, MBIA Insured,
6.50%, 1/1/12                                                    Aaa/AAA            500,000            540,300
-----------------------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding Bonds, Series Y, 6.50%, 1/1/17                A3/A         10,750,000         11,278,148
-----------------------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding Bonds, Series Y, MBIA Insured,
6.50%, 1/1/17                                                    Aaa/AAA          1,000,000          1,069,710
-----------------------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU SWD RB, Visy Paper Inc. Project,
7.40%, 1/1/16                                                      NR/NR          4,405,000          4,479,224
-----------------------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU SWD RB, Visy Paper Inc. Project,
7.40%, 1/1/16(5)                                                   NR/NR             75,000             75,000
-----------------------------------------------------------------------------------------------------------------
Savannah, GA EDAU RB, College of Art & Design Project,
6.90%, 10/1/29                                                   NR/BBB-          5,880,000          5,653,855
                                                                                                   --------------
                                                                                                    23,096,237



                     10   OPPENHEIMER MUNICIPAL BOND FUND



                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
ILLINOIS--1.6%
IL HFAU RB, Hinsdale Hospital Project, Escrowed to
Maturity, Series C, 9.50%, 11/15/19                               NR/AAA        $   820,000        $   871,307
-----------------------------------------------------------------------------------------------------------------
IL Regional Transportation Authority RB, AMBAC
Insured, 7.20%, 11/1/20                                      Aaa/AAA/AAA          7,500,000          8,471,325
                                                                                                   --------------
                                                                                                     9,342,632

-----------------------------------------------------------------------------------------------------------------
INDIANA--4.4%
Indianapolis, IN Airport Authority RB, SPF Federal
Express Corp. Project, 7.10%, 1/15/17                           Baa2/BBB         15,500,000         15,905,480
-----------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport Authority RB, SPF United
Airlines Project, Series A, 6.50%, 11/15/31                     Baa2/BB+         10,500,000          9,726,360
                                                                                                   --------------
                                                                                                    25,631,840

-----------------------------------------------------------------------------------------------------------------
KENTUCKY--0.4%
Kenton Cnty., KY AB RB, SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22                                       Baa3/BBB-          2,790,000          2,520,905
-----------------------------------------------------------------------------------------------------------------
LOUISIANA--1.7%
New Orleans, LA Home Mtg. Authority SPO Refunding
Bonds, Escrowed to Maturity, 6.25%, 1/15/11                       Aaa/NR          9,500,000         10,114,840
-----------------------------------------------------------------------------------------------------------------
MARYLAND--0.1%
MD University Auxiliary Facilities & Tuition System RRB,
Series A, 5.90%, 2/1/03                                       Aa3/AA+/AA            500,000            515,015
-----------------------------------------------------------------------------------------------------------------
MASSACHUSETTS--2.3%
MA GOB, Unrefunded Balance, Series B, MBIA Insured,
6.50%, 8/1/11                                                Aaa/AAA/AAA            430,000            448,507
-----------------------------------------------------------------------------------------------------------------
MA Water Resource Authority RB, Series A,
6.50%, 7/15/19                                                  A1/A+/A+         12,225,000         12,919,258
                                                                                                   --------------
                                                                                                    13,367,765

-----------------------------------------------------------------------------------------------------------------
MICHIGAN--7.7%
Detroit, MI GORB, Series B, 6.25%, 4/1/09                   Baa1/BBB+/A-          4,065,000          4,234,551
-----------------------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/06                  Baa1/BBB+/A-          2,000,000          2,088,700
-----------------------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B, 6.375%, 4/1/07                  Baa1/BBB+/A-            500,000            523,635
-----------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RB, Prerefunded,
FGIC Insured, Inverse Floater, 6.756%, 7/1/23(2)                 Aaa/AAA         10,100,000         10,706,000
-----------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal RRB, Unrefunded Balance,
FGIC Insured, Inverse Floater, 6.756%, 7/1/23(2)             Aaa/AAA/AAA          3,100,000          2,716,375
-----------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Prerefunded,
FGIC Insured, Inverse Floater, 8.106%, 7/1/22(2)             Aaa/AAA/AAA          3,700,000          4,070,000
-----------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply System RB, Unrefunded
Balance, FGIC Insured, Inverse Floater, 8.106%, 7/1/22(2)        Aaa/AAA          1,500,000          1,541,250


                     11   OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
MICHIGAN Continued
MI Hospital FAU RRB, FSA Insured, Inverse Floater,
8.514%, 2/15/22(2)                                           Aaa/AAA/AAA        $ 5,000,000        $ 4,993,750
-----------------------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power Station
Project, 7.50%, 1/1/21                                             NR/NR          3,650,000          3,745,557
-----------------------------------------------------------------------------------------------------------------
Wayne Cnty., MI Airport SPF RRB, Northwest Airlines, Inc.
Project, Series 1995, 6.75%, 12/1/15                               NR/NR         10,450,000         10,249,883
                                                                                                   --------------
                                                                                                    44,869,701

-----------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--0.1%
NH Housing FAU SFM RB, Series C, 6.90%, 7/1/19                    Aa2/NR            855,000            867,731
-----------------------------------------------------------------------------------------------------------------
NEW JERSEY--5.6%
NJ EDAU RRB, First Mtg. Franciscan Oaks Project,
5.75%, 10/1/23                                                     NR/NR          2,255,000          1,805,984
-----------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines, 5.70%, 1/1/18               NR/NR          1,000,000            820,690
-----------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg. Keswick Pines, 5.75%, 1/1/24               NR/NR          1,125,000            901,755
-----------------------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental Airlines, Inc. Project,
6.25%, 9/15/29                                                    Ba2/BB         13,000,000         11,451,570
-----------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, 6.50%, 1/1/16                        Baa1/BBB+/A-         16,150,000         16,937,313
-----------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C, MBIA Insured, 6.50%, 1/1/16           Aaa/AAA/AAA          1,100,000          1,182,104
                                                                                                   --------------
                                                                                                    33,099,416

-----------------------------------------------------------------------------------------------------------------
NEW YORK--5.2%
NYC GOB, Inverse Floater, 7.582%, 8/27/15(2)                     A3/A-/A          3,050,000          2,897,500
-----------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded, Series D, 8%, 8/1/15                      Aaa/A-/A         10,980,000         11,693,480
-----------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 11/1/06                       Baa1/A-          4,000,000          4,094,120
-----------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6%, 5/1/08                        Baa1/A-          2,000,000          2,035,560
-----------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB, Series 1, 6.25%, 7/15/34                    Aa2/A/A+         10,000,000          9,493,500
                                                                                                   --------------
                                                                                                    30,214,160

-----------------------------------------------------------------------------------------------------------------
OHIO--3.1%
Cleveland, OH PPS First Mtg. RB, Series A, MBIA
Insured, 7%, 11/15/16                                            Aaa/AAA          2,000,000          2,207,980
-----------------------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B, 6.25%, 2/1/22              NR/NR          2,500,000          2,149,075
-----------------------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B, Inverse Floater, 9.466%, 3/1/31(2)      Aaa/AAA          3,130,000          3,294,325
-----------------------------------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered Steels, Inc.
Project, 9%, 6/1/21                                                NR/NR          7,800,000          3,902,184
-----------------------------------------------------------------------------------------------------------------
OH SWD RB, USG Corporate Project, 5.65%, 3/1/33                Baa2/BBB+          8,000,000          6,558,320
                                                                                                   --------------
                                                                                                    18,111,884



                     12   OPPENHEIMER MUNICIPAL BOND FUND



                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.6%
Tulsa, OK Municipal Airport Trust RB, American Airlines
Project, 6.25%, 6/1/20                                         Baa2/BBB-        $ 9,820,000        $ 9,136,724
-----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--13.5%
Allegheny Cnty., PA HDAU RRB, Villa St. Joseph HCF,
6%, 8/15/28                                                        NR/NR          2,000,000          1,636,860
-----------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB, Asbury
Health Center, 6.375%, 12/1/19                                     NR/NR          1,250,000          1,099,450
-----------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD IDAU First Mtg. RRB, Asbury
Health Center, 6.375%, 12/1/24                                     NR/NR          1,500,000          1,301,175
-----------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co., Series B,
6.125%, 11/2/27                                                    NR/NR         10,000,000          8,909,400
-----------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D,
7.15%, 12/1/18                                              NR/BBB-/BBB-          3,000,000          3,045,630
-----------------------------------------------------------------------------------------------------------------
PA EDFAU SWD RB, USD Corp. Project, 6%, 6/1/31                 Baa2/BBB+         12,000,000         10,599,480
-----------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC Insured,
Inverse Floater, 8.30%, 3/1/22(2)                            Aaa/AAA/AAA         17,500,000         16,712,500
-----------------------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N, 6.50%, 12/1/13                            Aaa/AAA            750,000            784,125
-----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB, Temple
University Children's Medical, Series A, 5.625%, 6/15/19         NR/BBB+          1,200,000            976,140
-----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB, The
Philadelphia Protestant Home Project, Series A,
6.50%, 7/1/27                                                      NR/NR          3,380,000          2,971,290
-----------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home of
Philadelphia, Series A, 5.50%, 11/15/18                            NR/NR          1,670,000          1,326,197
-----------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home of
Philadelphia, Series A, 5.60%, 11/15/28                            NR/NR          1,275,000            972,519
-----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                                   Aaa/AAA/AAA         17,600,000         21,536,768
-----------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10                          NR/NR/BB+          7,665,000          7,497,826
                                                                                                   --------------
                                                                                                    79,369,360

-----------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--0.4%
Piedmont, SC MPA RRB, Escrowed to Maturity,
Series A, FGIC Insured, 6.50%, 1/1/16                            Aaa/AAA            285,000            307,541
-----------------------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB, Unrefunded Balance,
Series A, FGIC Insured, 6.50%, 1/1/16                            Aaa/AAA          1,715,000          1,824,743
                                                                                                   --------------
                                                                                                     2,132,284

-----------------------------------------------------------------------------------------------------------------
TEXAS--14.1%
AAAU TX SPF RB, American Airlines, Inc. Project,
7%, 12/1/11                                                    Baa2/BBB-          3,000,000          3,099,600


                     13   OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
TEXAS Continued
Cypress-Fairbanks, TX ISD CAP GORB, Series A, Zero
Coupon, 5.89%, 2/15/14(4)                                        Aaa/AAA        $15,710,000        $ 6,748,859
-----------------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A, Zero
Coupon, 5.85%, 2/15/15(4)                                        Aaa/AAA         15,000,000          5,997,000
-----------------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD CAP GORB, Series A, Zero
Coupon, 5.91%, 2/15/16(4)                                        Aaa/AAA         16,240,000          6,061,418
-----------------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX International Airport Facilities
Improvement Corp. RB, American Airlines, Inc.,
7.25%, 11/1/30                                                 Baa1/BBB-          8,000,000          8,110,560
-----------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien, Prerefunded,
6.50%, 8/15/15                                                    Aa1/AA            215,000            227,780
-----------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll Road, Sub. Lien, Unrefunded
Balance, 6.50%, 8/15/15                                           Aa1/AA            785,000            816,706
-----------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB, Toll Road, Sub. Lien, 6.75%, 8/1/14       Aa1/AA          1,000,000          1,046,160
-----------------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded Balance,
Series B, 6.40%, 12/1/09                                           A3/A+            995,000          1,047,864
-----------------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior Lien, Unrefunded Balance,
Series B, 6.75%, 12/1/08                                         Aaa/AAA            440,000            461,195
-----------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded, Series B,
6.30%, 5/15/06                                                    Aa2/AA            290,000            305,083
-----------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Prerefunded, Series B,
6.40%, 5/15/08                                                    Aa2/AA            480,000            505,992
-----------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7.25%, 11/15/19                NR/NR          2,000,000          1,842,580
-----------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Series A, 7.50%, 11/15/29                NR/NR          3,000,000          2,788,620
-----------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.30%, 5/15/06                                          Aa2/AA          2,710,000          2,810,487
-----------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB, Unrefunded Balance,
Series B, 6.40%, 5/15/08                                          Aa2/AA          4,520,000          4,677,432
-----------------------------------------------------------------------------------------------------------------
Retama, TX Development Corp. SPF RRB, Retama
Racetrack, Escrowed to Maturity, Series A, 10%, 12/15/19         Aaa/AAA          4,880,000          7,153,836
-----------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.95%, 9/1/13(4)                                             Aaa/AAA/AAA          6,900,000          3,086,991
-----------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.93%, 9/1/14(4)                                             Aaa/AAA/AAA         17,500,000          7,275,450
-----------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.85%, 9/1/15(4)                                             Aaa/AAA/AAA         10,000,000          3,867,500
-----------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA Insured, Zero Coupon,
5.98%, 9/1/16(4)                                             Aaa/AAA/AAA         39,990,000         14,434,790
                                                                                                   --------------
                                                                                                    82,365,903



                     14   OPPENHEIMER MUNICIPAL BOND FUND



                                                                RATINGS:                                MARKET
                                                                MOODY'S/               FACE              VALUE
                                                               S&P/FITCH             AMOUNT         SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
VERMONT--0.2%
VT HFA Home Mtg. Purchase RB, Series A, 7.85%, 12/1/29             A1/NR        $ 1,330,000        $ 1,357,903
-----------------------------------------------------------------------------------------------------------------
VIRGINIA--4.1%
Pocahontas Parkway Assn., VA Toll Road RB, CAP, First Tier,
Sub. Lien, Series C, Zero Coupon, 5.60%, 8/15/05(4)               Ba1/NR          2,300,000          1,534,238
-----------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP, First Tier,
Sub. Lien, Series C, Zero Coupon, 5.75%, 8/15/07(4)               Ba1/NR          2,800,000          1,607,872
-----------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP, First Tier,
Sub. Lien, Series C, Zero Coupon, 5.82%, 8/15/08(4)               Ba1/NR          3,000,000          1,600,500
-----------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP, First Tier,
Sub. Lien, Series C, Zero Coupon, 5.85%, 8/15/09(4)               Ba1/NR          3,100,000          1,529,478
-----------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP, Sr. Lien,
Series B, Zero Coupon, 5.86%, 8/15/20(4)                        Baa3/A/A         25,000,000          5,912,000
-----------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP, Sr. Lien,
Series B, Zero Coupon, 5.86%, 8/15/21(4)                        Baa3/A/A         26,300,000          5,797,835
-----------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn., VA Toll Road RB, CAP, Sr. Lien,
Series B, Zero Coupon, 5.86%, 8/15/22(4)                        Baa3/A/A         29,900,000          6,144,450
                                                                                                   --------------
                                                                                                    24,126,373

-----------------------------------------------------------------------------------------------------------------
WASHINGTON--3.3%
WA PP Supply System RRB, Nuclear Project No. 1,
5.40%, 7/1/12                                                Aa1/AA-/AA-         20,000,000         19,161,200
-----------------------------------------------------------------------------------------------------------------
WEST VIRGINIA--0.6%
WV Parkways ED & Tourism Authority RB, FGIC Insured,
Inverse Floater, 7.626%, 5/16/19(2)                              Aaa/AAA          3,600,000          3,316,500
-----------------------------------------------------------------------------------------------------------------
WISCONSIN--1.1%
WI Health & Educational FA RB, Sinai Samaritan Medical
Center, Inc., MBIA Insured, 5.75%, 8/15/16                       Aaa/AAA          6,250,000          6,046,063
-----------------------------------------------------------------------------------------------------------------
WI Housing & EDAU Home Ownership RRB, Series A,
7.10%, 3/1/23                                                     Aa2/AA            350,000            358,783
                                                                                                   --------------
                                                                                                     6,404,846
                                                                                                   --------------
Total Municipal Bonds and Notes (Cost $599,495,218)                                                575,466,178

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--0.9%
FL BOE Public Education Capital Outlay Municipal Securities Trust Receipts,
Series SGA 67, 3.65%, 6/1/00(6)                                                     500,000            500,000
-----------------------------------------------------------------------------------------------------------------
Harris Cnty., TX HFDC Hospital RRB, Methodist Hospital Project, 3.60%, 2/1/00(6)  4,800,000          4,800,000
                                                                                                  ---------------
Total Short-Term Tax-Exempt Obligations (Cost $5,300,000)                                            5,300,000
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $604,795,218)                                        99.2%       580,766,178
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                         0.8          4,678,338
                                                                                ---------------------------------
NET ASSETS                                                                            100.0%      $585,444,516
                                                                                ---------------------------------
                                                                                ---------------------------------





                     15   OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS


To simplify the listings of securities, abbreviations are used per the table below:

AAAU    Alliance Airport Authority, Inc.             IDAU    Industrial Development Authority
AB      Airport Board                                ISD     Independent School District
AIC     Airport Improvement Corp.                    MEAU    Municipal Electric Authority
BOE     Board of Education                           MPA     Municipal Power Agency
CAP     Capital Appreciation                         NYC     New York City
CD      Commercial Development                       NYS     New York State
CDD     Community Development District               PP      Public Power
COP     Certificates of Participation                PPS     Public Power System
DAU     Development Authority                        RA      Redevelopment Agency
ED      Economic Development                         RB      Revenue Bonds
EDAU    Economic Development Authority               RR      Resource Recovery
EDFAU   Economic Development Finance Authority       RRB     Revenue Refunding Bonds
FA      Facilities Authority                         SCDAU   Statewide Communities Development
FAU     Finance Authority                                    Authority
GOB     General Obligation Bonds                     SFM     Single Family Mtg.
GORB    General Obligation Refunding Bonds           SPAST   Special Assessment
GORRB   General Obligation Revenue Refunding Bonds   SPF     Special Facilities
HCF     Health Care Facilities                       SPO     Special Obligations
HDAU    Hospital Development Authority               SWD     Solid Waste Disposal
HEAA    Higher Education Assistance Agency           TUAU    Turnpike Authority
HEFAU   Higher Educational Facilities Authority      TUCM    Turnpike Commission
HF      Health Facilities                            TXAL    Tax Allocation
HFA     Housing Finance Agency                       UDA     Urban Development Agency
HFAU    Health Facilities Authority                  USD     Unified School District
HFDC    Health Facilities Development Corp.          WSS     Water & Sewer System


(1) Securities with an aggregate market value of $5,060,350 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements. (2) Represents the current interest rate for a variable rate bond known as an inverse floater which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $57,142,575 or 9.76% of the Fund's net assets as of January 31, 2000. (3) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,158,774 or 4.47% of the Fund's net assets as of January 31, 2000. (4) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. (5) Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements. (6) Represents the current interest rate for a variable or increasing rate security.

AS OF JANUARY 31, 2000, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $152,237,304 OR 26% OF THE FUND'S NET ASSETS.


See accompanying Notes to Financial Statements.


                     16   OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------



JANUARY 31, 2000
------------------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $604,795,218)--see accompanying statement     $ 580,766,178
------------------------------------------------------------------------------------------
Cash                                                                            420,939
------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                      6,880,080
Shares of beneficial interest sold                                              821,033
Daily variation on futures contracts                                            639,063
Other                                                                            11,868
                                                                          ----------------
Total assets                                                                589,539,161

------------------------------------------------------------------------------------------
LIABILITIES Payables and other liabilities:
Dividends                                                                     1,822,421
Shares of beneficial interest redeemed                                        1,749,066
Trustees' compensation                                                          238,649
Distribution and service plan fees                                              132,431
Transfer and shareholder servicing agent fees                                    75,989
Other                                                                            76,089
                                                                          ----------------
Total liabilities                                                             4,094,645

------------------------------------------------------------------------------------------
NET ASSETS                                                                 $585,444,516
                                                                          ----------------
                                                                          ----------------
------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                            $609,314,103
------------------------------------------------------------------------------------------
Overdistributed net investment income                                        (1,331,527)
------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                      1,454,950
------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                  (23,993,010)
                                                                          ----------------
Net assets                                                                 $585,444,516
                                                                          ----------------
                                                                          ----------------
------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$502,921,568 and 54,970,822 shares of beneficial interest outstanding)            $9.15
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                          $9.61

------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $68,796,736  and
7,535,681 shares of beneficial interest outstanding) $9.13
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $13,726,212  and
1,503,728 shares of beneficial interest outstanding) $9.13




See accompanying Notes to Financial Statements.


                     17   OPPENHEIMER MUNICIPAL BOND FUND

STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2000
------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest                                                                  $  20,269,666

------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                               1,695,084
------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                         630,865
Class B                                                                         400,149
Class C                                                                          83,785
------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                   258,420
------------------------------------------------------------------------------------------
Custodian fees and expenses                                                      64,540
------------------------------------------------------------------------------------------
Trustees' compensation                                                           17,251
------------------------------------------------------------------------------------------
Other                                                                           102,913
                                                                           ---------------
Total expenses                                                                3,253,007
Less expenses paid indirectly                                                   (18,422)
                                                                           ---------------
Net expenses                                                                  3,234,585


------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        17,035,081

------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                                  (1,323,419)
Closing of futures contracts                                                  4,386,672
                                                                           ---------------
Net realized gain                                                             3,063,253

------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments        (57,254,999)
                                                                           ---------------
Net realized and unrealized loss                                            (54,191,746)

------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $(37,156,665)
                                                                           ---------------
                                                                           ---------------




See accompanying Notes to Financial Statements.


                     18   OPPENHEIMER MUNICIPAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                         6 MOS.                YEAR
                                                                          ENDED               ENDED
                                                               JANUARY 31, 2000            JULY 31,
                                                                     (UNAUDITED)               1999
------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $ 17,035,081        $ 34,122,316
------------------------------------------------------------------------------------------------------
Net realized gain                                                     3,063,253           4,034,994
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               (57,254,999)        (21,131,992)
                                                                   -----------------------------------
Net increase (decrease) in net assets resulting from operations     (37,156,665)         17,025,318

------------------------------------------------------------------------------------------------------
DIVIDENDS  AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS  Dividends from net investment income:
Class A                                                             (14,631,057)        (29,412,371)
Class B                                                              (1,812,116)         (4,082,909)
Class C                                                                (380,745)           (714,322)
------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              (3,065,371)                 --
Class B                                                                (436,022)                 --
Class C                                                                 (87,540)                 --

------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                             (16,860,522)          3,343,191
Class B                                                             (14,042,658)            748,967
Class C                                                              (3,399,185)          6,304,825

------------------------------------------------------------------------------------------------------
NET ASSETS

Total decrease                                                      (91,871,881)         (6,787,301)
------------------------------------------------------------------------------------------------------
Beginning of period                                                 677,316,397         684,103,698
                                                                   -----------------------------------
End of period (including overdistributed net investment
income of $1,331,527 and $1,542,690, respectively)                 $585,444,516        $677,316,397
                                                                   -----------------------------------
                                                                   -----------------------------------





See accompanying Notes to Financial Statements.


                     19    OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                                 6 MOS.                                            YEAR        YEAR
                                                  ENDED                                           ENDED       ENDED
                                          JAN. 31, 2000                                        JULY 31,    DEC. 31,
CLASS A                                      (UNAUDITED)       1999        1998        1997        1996(1)     1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period             $10.02      $10.27      $10.24      $ 9.74      $ 9.98      $ 8.93
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .27         .52         .51         .55         .32         .54
Net realized and unrealized gain (loss)            (.82)       (.25)        .04         .49        (.25)       1.06
                                                 ----------------------------------------------------------------------
Total income (loss) from
investment operations                              (.55)        .27         .55        1.04         .07        1.60
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.26)       (.52)       (.52)       (.54)       (.31)       (.54)
Dividends in excess of net investment income         --          --          --          --          --        (.01)
Distributions from net realized gain               (.06)         --          --          --          --          --
                                                 ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.32)       (.52)       (.52)       (.54)       (.31)       (.55)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 9.15      $10.02      $10.27      $10.24      $ 9.74      $ 9.98
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)               (5.64)%      2.57%       5.55%      10.97%       0.77%      18.28%

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)       $502,922    $568,673    $579,570    $586,546    $590,299    $634,473
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $540,048    $587,197    $581,630    $582,624    $606,509    $569,859
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              5.44%       5.00%       5.00%       5.55%       5.58%       5.65%
Expenses                                           0.90%       0.87%       0.87%(4)    0.87%(4)    0.92%(4)    0.88%(4)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            6%         18%         21%         24%         24%         25%



(1) For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. (2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. (3) Annualized for periods of less than one full year. (4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. (5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $40,243,147 and $94,384,512, respectively.


See accompanying Notes to Financial Statements.


                     20   OPPENHEIMER MUNICIPAL BOND FUND




                                                 6 MOS.                                            YEAR        YEAR
                                                  ENDED                                           ENDED       ENDED
                                          JAN. 31, 2000                                        JULY 31,    DEC. 31,
CLASS B                                      (UNAUDITED)       1999        1998        1997        1996(1)     1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period             $10.00      $10.25      $10.22      $ 9.73       $9.96       $8.92
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .22         .44         .43         .47         .27         .47
Net realized and unrealized gain (loss)            (.81)       (.25)        .04         .48        (.23)       1.05
                                                 ----------------------------------------------------------------------
Total income (loss) from
investment operations                              (.59)        .19         .47         .95         .04        1.52
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.22)       (.44)       (.44)       (.46)       (.27)       (.47)
Dividends in excess of net investment income         --          --          --          --          --        (.01)
Distributions from net realized gain               (.06)         --          --          --          --          --
                                                 ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.28)       (.44)       (.44)       (.46)       (.27)       (.48)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 9.13      $10.00      $10.25      $10.22       $9.73       $9.96
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)               (6.02)%      1.78%       4.75%      10.05%       0.43%      17.30%

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)        $68,797     $90,022     $91,677     $83,897     $74,055     $72,488
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $79,295     $96,352     $88,531     $77,881     $73,047     $63,669
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              4.67%       4.22%       4.21%       4.76%       4.79%       4.84%
Expenses                                           1.67%       1.65%       1.65%(4)    1.65%(4)    1.70%(4)    1.68%(4)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            6%         18%         21%         24%         24%         25%


(1) For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. (2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. (3) Annualized for periods of less than one full year. (4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. (5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000 were $40,243,147 and $94,384,512, respectively.


See accompanying Notes to Financial Statements.


                     21   OPPENHEIMER MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


                                                 6 MOS.                                            YEAR        YEAR
                                                  ENDED                                           ENDED       ENDED
                                          JAN. 31, 2000                                        JULY 31,    DEC. 31,
CLASS C                                      (UNAUDITED)       1999        1998        1997        1996(1)     1995(6)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period             $10.00      $10.25      $10.22      $ 9.73       $9.96       $9.58
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .22         .44         .43         .46         .27         .15
Net realized and unrealized gain (loss)            (.81)       (.25)        .04         .49        (.23)        .39
                                                 ----------------------------------------------------------------------
Total income (loss) from
investment operations                              (.59)        .19         .47         .95         .04         .54
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income               (.22)       (.44)       (.44)       (.46)       (.27)       (.15)
Dividends in excess of net investment income         --          --          --          --          --        (.01)
Distributions from net realized gain               (.06)         --          --          --          --          --
                                                 ----------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                    (.28)       (.44)       (.44)       (.46)       (.27)       (.16)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 9.13      $10.00      $10.25      $10.22       $9.73       $9.96
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)               (6.02)%      1.78%       4.75%      10.03%       0.40%       5.64%

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)        $13,726     $18,621     $12,857      $8,648      $4,210      $1,975
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $16,601     $16,868     $10,655      $5,724      $3,105      $1,506
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                              4.68%       4.22%       4.30%       4.72%       4.72%       4.49%
Expenses                                           1.67%       1.65%       1.64%(4)    1.67%(4)    1.75%(4)    1.64%(4)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            6%         18%         21%         24%         24%         25%

(1) For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. (2) Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. (3) Annualized for periods of less than one full year. (4) Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. (5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $40,243,147 and $94,384,512, respectively. (6) For the period from August 29, 1995 (inception of offering) to December 31, 1995.


See accompanying Notes to Financial Statements.


                     22   OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Municipal Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                     23   OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES  Continued

TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2000, a provision of $2,871 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $238,241 as of January 31, 2000.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     24   OPPENHEIMER MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                               6 MOS. ENDED JANUARY 31, 2000            YEAR ENDED JULY 31, 1999
                                      SHARES          AMOUNT              SHARES          AMOUNT
---------------------------------------------------------------------------------------------------
CLASS A
Sold                               7,871,270    $ 75,404,958          14,899,854   $ 154,002,934
Dividends and/or
distributions reinvested           1,221,925      11,722,427           1,840,869      19,006,893
Redeemed                         (10,863,634)   (103,987,907)        (16,420,114)   (169,666,636)
                                 ------------------------------------------------------------------
Net increase (decrease)           (1,770,439)   $(16,860,522)            320,609   $   3,343,191
                                 ------------------------------------------------------------------
                                 ------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CLASS B
Sold                                 887,101    $  8,485,152           2,590,055   $  26,762,743
Dividends and/or
distributions reinvested             147,981       1,416,735             246,696       2,542,377
Redeemed                          (2,500,873)    (23,944,545)         (2,778,452)    (28,556,153)
                                 ------------------------------------------------------------------
Net increase (decrease)           (1,465,791)   $(14,042,658)             58,299   $     748,967
                                 ------------------------------------------------------------------
                                 ------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CLASS C
Sold                                 214,609    $  2,048,503           1,026,290   $  10,616,838
Dividends and/or
distributions reinvested              34,096         326,484              49,362         508,501
Redeemed                            (607,168)     (5,774,172)           (467,899)     (4,820,514)
                                 ------------------------------------------------------------------
Net increase (decrease)             (358,463)   $ (3,399,185)            607,753   $   6,304,825
                                 ------------------------------------------------------------------
                                 ------------------------------------------------------------------



--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of January 31, 2000, net unrealized depreciation on securities of $24,029,040 was composed of gross appreciation of $10,997,948, and gross depreciation of $35,026,988.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for the six months ended January 31, 2000 was 0.53% of the average annual net assets of each class of shares, annualized for periods of less than one full year.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


                     25   OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                 AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                                 FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                             SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                                ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
6 MOS. ENDED                        SHARES      DISTRIBUTOR      DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-----------------------------------------------------------------------------------------------------------------
January 31, 2000                  $271,026          $72,029          $31,089         $198,721          $10,730


(1) The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                   CLASS A                           CLASS B                           CLASS C
                       CONTINGENT DEFERRED               CONTINGENT DEFERRED               CONTINGENT DEFERRED
                             SALES CHARGES                     SALES CHARGES                     SALES CHARGES
6 MOS. ENDED       RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR           RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------------------
January 31, 2000                    $4,218                          $196,674                            $7,784


     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2000, payments under the Class A plan totaled $630,865, all of which was paid by the Distributor to recipients. That included $49,299 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.


                     26   OPPENHEIMER MUNICIPAL BOND FUND

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2000, were as follows:


                                                                   DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                       AGGREGATE        UNREIMBURSED
                                                                    UNREIMBURSED       EXPENSES AS %
                          TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                              UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
-------------------------------------------------------------------------------------------------------
Class B Plan                    $400,149            $325,513          $2,045,781                2.97%
Class C Plan                      83,785              24,455             195,906                1.43
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.


                     27   OPPENHEIMER MUNICIPAL BOND FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of January 31, 2000, the Fund had outstanding futures contracts as follows:


                                                                                          UNREALIZED
                              EXPIRATION           NUMBER OF     VALUATION AS OF        APPRECIATION
CONTRACT DESCRIPTION                DATE           CONTRACTS    JANUARY 31, 2000       (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Municipal Bond                   3/22/00                 600         $55,331,250       $    (993,750)
U.S. Long Bond                   3/22/00                 350          31,740,625           1,029,780
                                                                                       ----------------
                                                                                       $      36,030
                                                                                       ----------------
                                                                                       ----------------




--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of January 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of January 31, 2000 was $75,000, which represents 0.01% of the Fund's net assets.

--------------------------------------------------------------------------------
 7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended January 31, 2000.


                     28   OPPENHEIMER MUNICIPAL BOND FUND

OPPENHEIMER MUNICIPAL BOND FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
OFFICERS AND TRUSTEES       Leon Levy, Chairman of the Board of Trustees
                            Donald W. Spiro, Vice Chairman of the Board of
                                Trustees
                            Bridget A. Macaskill, Trustee and President
                            Robert G. Galli, Trustee
                            Phillip A. Griffiths, Trustee
                            Benjamin Lipstein, Trustee
                            Elizabeth B. Moynihan, Trustee
                            Kenneth A. Randall, Trustee
                            Edward V. Regan, Trustee
                            Russell S. Reynolds, Jr., Trustee
                            Clayton K. Yeutter, Trustee
                            Robert E. Patterson, Vice President
                            Andrew J. Donohue, Secretary
                            Brian W. Wixted, Treasurer
                            Robert G. Zack, Assistant Secretary
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer

--------------------------------------------------------------------------------
INVESTMENT ADVISOR          OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT
--------------------------------------------------------------------------------
CUSTODIAN OF                Citibank, N.A.
PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS        KPMG LLP
--------------------------------------------------------------------------------
LEGAL COUNSEL               Mayer, Brown & Platt

                            The financial  statements  included herein have been
                            taken  from  the   records   of  the  Fund   without
                            examination of the independent auditors.

                            This is a copy of a report to shareholders of Oppenheimer Municipal Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Municipal Bond Fund. For material information concerning the Fund, see the Prospectus.

                            SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



                     29   OPPENHEIMER MUNICIPAL BOND FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------

INTERNET
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------

PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------


                                    [LOGO]OPPENHEIMERFUNDS-Registered Trademark-
                                                               Distributor, Inc.

RS0310.001.0100   March 31, 2000

At a meeting held on February 29, 2000, the Board of Trustees of Oppenheimer Municipal Fund on behalf of its series of Oppenheimer Insured Municipal Fund approved a reorganization transaction that will, if approved by shareholders, result in the transfer of the net assets of Oppenheimer Insured Municipal Fund to Oppenheimer Municipal Bond Fund, in exchange for an equal value of shares of Oppenheimer Municipal Bond Fund. The shares of Oppenheimer Municipal Bond Fund will then be distributed to Oppenheimer Insured Municipal Fund shareholders and Oppenheimer Insured Municipal Fund will be liquidated. The pro forma financial statements reflect the (i) Combined Statement of Investments as of March 31, 2000; (ii) Combined Statements of Assets and Liabilities as of March 31, 2000; and (iii) Combined Statements of Operations for the twelve-month period ended March 31, 2000.



Pro Forma Combining Statements of Assets and Liabilities March 31, 2000 (Unaudited)
Oppenheimer Municipal Bond Fund and Oppenheimer Insured Municipal Fund


                                                                                                                           Pro Forma
                                                                                                                            Combined
                                                         Oppenheimer          Oppenheimer                                Oppenheimer
                                                        Municipal Bond     Insured Municipal             ProForma         California
                                                            Fund               Fund (1)                 Adjustments   Municipal Fund
                                                      ------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )                            $568,680,281           $120,737,813                         $689,418,094

Cash                                                          1,394,815                441,374                           $1,942,092
Unrealized appreciation on forward foreign
Receivables:
   Interest, dividends and principal paydowns                 7,826,203              1,691,496                           $9,517,699
   Shares of beneficial interest or capital stock sold          120,109                 75,056                             $195,165
   Investments sold                                                   -                 26,114                              $26,114
Other                                                            66,645                 14,140                              $80,785
                                                      ------------------------------------------------------------------------------
  Total assets                                             $578,088,053           $122,985,993                         $701,074,046
                                                      ------------------------------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                              -              3,957,313                            3,957,313
   Dividends                                                  1,884,452                352,037                            2,236,489
   Shares of beneficial interest or capital stock
       redeemed                                                  94,838                122,725                              217,563
   Custodian fees                                                   462                    237                                  699
   Trustees' and Directors' fees                                236,432                  1,589                              238,021
   Distributions and service plan fees                          327,211                 71,632                              398,843
   Daily variation on futures contracts                         171,875                 48,813                              220,688
   Transfer and shareholder servicing agent fees                 79,080                 17,758                               96,838
   Other                                                        106,398                 47,408                              153,806
                                                      ------------------------------------------------------------------------------
      Total liabilities                                       2,900,748              4,619,512                            7,520,260
                                                      ------------------------------------------------------------------------------
NET ASSETS                                                 $575,187,305           $118,366,481                         $693,553,786
                                                      ==============================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                             586,655,262            124,747,660                          711,402,922
Par value of shares of capital stock                                                         -                                    -
Additional paid-in capital                                                                   -                                    -
Undistributed net investment income                          (1,425,049)              (157,797)                          (1,582,846)
Accumulated net realized loss from investments and
   foreign currency transactions                                785,342             (8,792,272)                          (8,006,930)
Net unrealized appreciation (depreciation)on
investments and translation of assets and liabilities
denominated in foreign currencies                           (10,828,250)             2,568,890                           (8,259,360)
                                                      ------------------------------------------------------------------------------
NET ASSETS                                                 $575,187,305           $118,366,481                 -       $693,553,786
                                                      ==============================================================================



Pro Forma Combining Statements of Assets and Liabilities March 31, 2000 (Unaudited)
Oppenheimer Municipal Bond Fund and Oppenheimer Insured Municipal Fund

                                                                                                                           Pro Forma
                                                                                                                            Combined
                                                         Oppenheimer          Oppenheimer                                Oppenheimer
                                                        Municipal Bond     Insured Municipal             ProForma         California
                                                             Fund              Fund (1)                 Adjustments   Municipal Fund
                                                      ------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$499,512,113,   $92,253,576  and  $591,765,689  and  53,430,137,  5,772,200  and
63,296,830  shares of  beneficial  interest or capital  shares  outstanding  for
Oppenheimer Municipal Bond Fund, Oppenheimer Insured Municipal Fund and Combined
Oppenheimer Municipal Bond Fund,
respectively)                                                     $9.35                 $16.12                                $9.35

Maximum offering price per share (net asset value
plus sales charge of 4.75% of offering price)                     $9.82                 $16.92                                $9.82

Class B Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$63,714,846,  $21,874,843 and $85,589,689 and 6,829,894, 1,356,038 and 9,174,465
shares of beneficial  interest or capital  shares  outstanding  for  Oppenheimer
Municipal Bond Fund, Oppenheimer Insured Municipal Fund and Combined Oppenheimer
Municipal Bond Fund,
respectively)                                                     $9.33                 $16.13                                $9.98

Class C Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$11,960,346,  $4,238,061 and  $16,198,407  and 1,282,255,  262,924 and 1,736,495
shares of beneficial  interest or capital  shares  outstanding  for  Oppenheimer
Municipal Bond Fund, Oppenheimer Insured Municipal Fund and Combined Oppenheimer
Municipal Bond Fund,
respectively)                                                     $9.33                 $16.12                                $9.96


*Cost                                                      $578,367,906           $117,840,298                         $696,208,204



(1) Oppenheimer Insured Municipal Fund Class A shares will be exchanged for Oppenheimer Municipal Bond Fund Class A shares.

       Oppenheimer Insured Municipal Fund Class B shares will be exchanged for Oppenheimer Municipal Bond Fund Class B shares.

       Oppenheimer Insured Municipal Fund Class C shares will be exchanged for Oppenheimer Municipal Bond Fund Class C shares.


Pro Forma Combining Statements of Operations For The Twelve Months Ended March 31, 2000 (Unaudited)
Oppenheimer Municipal Bond Fund and Oppenheimer Insured Municipal Fund


                                                                                                                           Pro Forma
                                                                                                                            Combined
                                                         Oppenheimer          Oppenheimer                                Oppenheimer
                                                        Municipal Bond     Insured Municipal             ProForma         California
                                                             Fund                Fund                   Adjustments   Municipal Fund
                                                      ------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                    $40,324,172             $7,730,925                          $48,055,097
Dividends                                                             -                      -                                    -
                                                      ------------------------------------------------------------------------------
   Total income                                              40,324,172              7,730,925                           48,055,097
                                                      ------------------------------------------------------------------------------
EXPENSES:
Management fees                                               3,413,777                570,540                            3,984,317
Distribution and service plan fees:
Class A                                                       1,221,353                235,068                            1,456,421
Class B                                                         824,057                262,467                            1,086,524
Class C                                                         166,432                 53,985                              220,417
Transfer and shareholder servicing agent fees                   491,679                107,734                              599,413
Custodian fees and expenses                                      96,424                 13,757                              110,181
Legal and auditing fees                                          45,111                 27,859           (27,859)(1)         45,111
Insurance expenses                                                6,061                  2,627                                8,688
Shareholder reports                                             164,837                 88,500           (54,052)(2)        199,285
Trustees' or Directors' fees and expenses                        45,740                  5,256                               50,996
Registration and filing fees:                                         -                 48,492                               48,492
Class A                                                               -                      -                                    -
Class B                                                               -                      -                                    -
Class C                                                               -                      -                                    -
Other                                                            18,410                 10,098                               28,508
                                                      ------------------------------------------------------------------------------
   Total expenses                                             6,493,881              1,426,383           (81,911)         7,838,353
                                                      ------------------------------------------------------------------------------
NET INVESTMENT INCOME                                        33,830,291              6,304,542            81,911         40,216,744
                                                      ------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                 (907,070)           (10,077,278)                         (10,984,348)
   Closing of futures contracts                               2,658,407                241,802                            2,900,209
   Closing and expiration of options written                          -                      -                                    -
   Foreign currency transactions                                      -                      -                                    -
                                                      ------------------------------------------------------------------------------
Net realized loss                                             1,751,337             (9,835,476)                -         (8,084,139)
                                                      ------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
  investments                                               (67,398,676)            (4,293,931)                         (71,692,607)
  Translation of assets and liabilities denominated in
      foreign currencies                                              -                      -                                    -
                                                      ------------------------------------------------------------------------------

      Net change                                            (67,398,676)            (4,293,931)                         (71,692,607)
                                                      ------------------------------------------------------------------------------
Net realized and unrealized loss                            (65,647,339)           (14,129,407)                -        (79,776,746)
                                                      ------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                  ($31,817,048)           ($7,824,865)          $81,911       ($39,560,002)
                                                      ==============================================================================


(1) Reflects elimination of duplicate legal and auditing fees. (2) Reflects elimination of printing fee.

-------------------------------------------------------------------------------
PROFORMA COMBINING STATEMENT OF INVESTMENTS           March 31, 2000 (Unaudited)
Oppenheimer Municipal Bond Fund and Oppenheimer Insured Municipal Fund

                                                   PRINCIPAL AMOUNT                       MARKET VALUE
                                                   -------------------------------------  -----------------------------------------
                                                               OPPENHEIMER                             OPPENHEIMER
                                 RATINGS:         OPPENHEIMER  INSURED                   OPPENHEIMER   INSURED
                                 MOODY'S/         MUNICIPAL    MUNICIPAL     COMBINED    MUNICIPAL     MUNICIPAL       COMBINED
                                 S&P/FITCH        BOND FUND    FUND          PROFORMA    BOND FUND     FUND            PROFORMA
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND
NOTES - 99.4%
-----------------------------------------------------------------------------------------------------------------------------------
ALASKA - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
AK Export & IDAU RB,
Snettisham Hydroelectric
Power, First Series, AMBAC
Insured, 5.50%, 1/1/16           NR  /AAA /AAA    $     --    $  1,145,000    $ 1,145,000 $     --     $  1,111,451    $  1,111,451
-----------------------------------------------------------------------------------------------------------------------------------
AK Export & IDAU RB,
Snettisham Hydroelectric
Power, First Series, AMBAC
Insured, 5.50%, 1/1/17           NR  /AAA /AAA          --       1,265,000      1,265,000       --        1,219,966       1,219,966
-----------------------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water
RRB, AMBAC Insured,
5.625%, 9/1/13                   Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,022,090       1,022,090
-----------------------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water
RRB, AMBAC Insured, 6%,
9/1/19                           Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,024,450       1,024,450
-----------------------------------------------------------------------------------------------------------------------------------
Anchorage, AK Water RRB,
AMBAC Insured, 6%, 9/1/24        Aaa /AAA /AAA          --       1,500,000      1,500,000       --        1,519,035       1,519,035
                                                                                          -----------------------------------------
                                                                                                --        5,896,992       5,896,992
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA - 1.2%
-----------------------------------------------------------------------------------------------------------------------------------
AZ Educational LMC RRB,
Series B, 7%, 3/1/05             Aa2 /NR                --       1,090,000      1,090,000       --        1,134,058       1,134,058
-----------------------------------------------------------------------------------------------------------------------------------
Central AZ Irrigation
& Drainage District GORB,
Series A, 6%, 6/1/13             NR  /NR           1,080,950          --       1,080,950     940,751           --           940,751
-----------------------------------------------------------------------------------------------------------------------------------
Peoria, AZ IDAU RRB,
Sierra Winds Life, Series
A, 6.375%, 8/15/29               NR  /NR           5,000,000          --        5,000,000  4,338,350           --         4,338,350
-----------------------------------------------------------------------------------------------------------------------------------
University of AZ COP,
University Parking and
Student Housing, AMBAC
Insured, 5.75%, 6/1/19           Aaa /AAA               --       2,000,000      2,000,000       --        2,020,400       2,020,400
                                                                                          -----------------------------------------
                                                                                           5,279,101      3,154,458       8,433,559
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 8.9%
-----------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor
Agency Toll Road RB, Sr. Lien,
Prerefunded, Series A,
6.50%, 1/1/32                    Aaa /AAA /BBB     3,000,000          --        3,000,000  3,317,190           --         3,317,190
-----------------------------------------------------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.65%,
8/1/14                           Aa2 /AA-          5,000,000          --        5,000,000  5,094,900           --         5,094,900
-----------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C,
6.75%, 2/1/25                    Aa2 /AA-          4,775,000          --        4,775,000  4,865,295           --         4,865,295
-----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding
COP, Cedars-Sinai Medical
Center, MBIA Insured,
6.50%, 8/1/12                    Aaa /AAA               --       1,000,000      1,000,000       --        1,100,970       1,100,970
-----------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.068%,
11/1/15 (1)                      A1  /NR           1,500,000          --        1,500,000  1,479,375           --         1,479,375
-----------------------------------------------------------------------------------------------------------------------------------
Industry, CA UDA TXAL Bonds,
Transportation Distribution
Project No. 3, 6.90%, 11/1/07    NR  /A-             500,000          --          500,000    527,840           --           527,840
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC
Lease RRB, 5.65%, 8/1/17         Ba2 /BB           4,600,000          --        4,600,000  4,082,776           --         4,082,776
-----------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Regional AIC
Lease RRB, Facilities Sublease-
International Airport Project,
6.35%, 11/1/25                   Baa3/BBB-         8,930,000          --        8,930,000  8,549,314           --         8,549,314
-----------------------------------------------------------------------------------------------------------------------------------
Palmdale, CA Community RA SFM
RRB, Escrowed to Maturity,
Series A, 8%, 3/1/16             Aaa /NR  /A+      5,000,000          --        5,000,000  6,298,700           --         6,298,700
-----------------------------------------------------------------------------------------------------------------------------------
Perris, CA SFM RB, Escrowed
to Maturity, Series A, 8.30%,
6/1/13                           Aaa /AAA          7,000,000          --        7,000,000  8,935,220           --         8,935,220
-----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed
to Maturity, Series A,
7.60%, 5/1/23                    Aaa /AAA          6,000,000          --        6,000,000  7,290,540           --         7,290,540
-----------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB,
Series A, MBIA Insured,
6.15%, 8/1/15                    Aaa /AAA               --       1,000,000      1,000,000       --        1,089,460       1,089,460
-----------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System
Revenue COP, FGIC Insured,
Inverse Floater, 7.028%,
6/1/19 (1)                       Aaa /AAA /AAA     6,000,000          --        6,000,000  5,902,500           --         5,902,500
-----------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric System
Revenue COP, MBIA Insured,
Inverse Floater, 8.548%,
7/8/22 (1)                       Aaa /AAA               --       1,500,000      1,500,000       --        1,708,125       1,708,125
-----------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric
RRB, Series G, MBIA
Insured, 6.50%, 9/1/13           Aaa /AAA /A            --       1,000,000      1,000,000       --        1,145,820       1,145,820
                                                                                          -----------------------------------------
                                                                                          56,343,650      5,044,375      61,388,025
-----------------------------------------------------------------------------------------------------------------------------------
COLORADO - 1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Broomfield, CO COP,
5.75%, 12/1/24                   Aaa /AAA               --       1,250,000      1,250,000       --        1,254,950       1,254,950
-----------------------------------------------------------------------------------------------------------------------------------
CO HFA RRB, Single Family
Program, Series B-2, 7.10%,
4/1/17                           Aa2 /AA                --       1,000,000      1,000,000       --        1,089,660       1,089,660
-----------------------------------------------------------------------------------------------------------------------------------
CO HFAU RB, Rocky Mountain
Adventist Health System,
6.625%, 2/1/22                   Ba1 /BB           5,000,000          --        5,000,000  4,213,900           --         4,213,900
-----------------------------------------------------------------------------------------------------------------------------------
CO Housing FAU SFM RB, Sr.
Lien, Series C-2, 6.875%,
11/1/28                          Aa2 /NR                --       2,000,000      2,000,000       --        2,106,180       2,106,180
-----------------------------------------------------------------------------------------------------------------------------------
CO Resource & Power DA
Small Water Resource RB,
Series A, FGIC Insured,
5.80%, 11/1/20                   Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,009,790       1,009,790
-----------------------------------------------------------------------------------------------------------------------------------
Douglas & Elbert Cntys., CO
SDI No. RE-1, Improvement
GOB, Series A, MBIA Insured,
8%, 12/15/09                     Aaa /AAA               --       1,000,000      1,000,000       --        1,223,600       1,223,600
                                                                                          -----------------------------------------
                                                                                           4,213,900      6,684,180      10,898,080
-----------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT - 4.1%
-----------------------------------------------------------------------------------------------------------------------------------
CT Housing FAU RB, Series A,
Subseries A-2, 6.20%, 11/15/22   Aa2 /AA                --         830,000        830,000       --          841,545         841,545
-----------------------------------------------------------------------------------------------------------------------------------
CT Housing FAU RRB, Series A,
Subseries D-2, 6.20%, 11/15/27   Aa2 /AA                --         945,000        945,000       --          957,115         957,115
-----------------------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot
Tribe Special RB, Prerefunded,
Series A, 6.40%, 9/1/11 (2)     Aaa /AAA          7,435,000          --        7,435,000  8,156,046           --         8,156,046
-----------------------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western
Pequot Tribe Special RB,
Unrefunded Balance, Series A,
6.40%, 9/1/11 (2)                NR  /BBB-         7,565,000          --        7,565,000  7,863,439           --         7,863,439
-----------------------------------------------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot
Tribe Special RRB, Sub. Lien,
Series B, 5.75%, 9/1/27 (2)      Baa3/NR          11,900,000          --       11,900,000 10,838,639           --        10,838,639
                                                                                          -----------------------------------------
                                                                                          26,858,124      1,798,660      28,656,784
-----------------------------------------------------------------------------------------------------------------------------------
FLORIDA - 3.1%
-----------------------------------------------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami
Cerebral Palsy Services Project,
8%, 6/1/22                       NR  /NR           2,755,000          --        2,755,000  2,893,191           --         2,893,191
-----------------------------------------------------------------------------------------------------------------------------------
FL BOE Capital Outlay GORB,
8.40%, 6/1/07                    Aa2 /AA+            750,000          --          750,000    881,040           --           881,040
-----------------------------------------------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apts.,
Series A, AMBAC Insured,
6.25%, 4/1/37                    Aaa /AAA             40,000          --           40,000     40,000           --            40,000
-----------------------------------------------------------------------------------------------------------------------------------
FL HFA MH RRB, Series C,
6%, 8/1/11                       NR  /AAA               --       1,000,000      1,000,000                 1,025,590       1,025,590
-----------------------------------------------------------------------------------------------------------------------------------
FL HFA SFM RRB, Series A,
6.35%, 7/1/14                    Aaa /AAA            630,000          --          630,000    641,277           --           641,277
-----------------------------------------------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST
RB, Series A, 6.30%, 5/1/02      NR  /NR           1,103,000          --        1,103,000  1,104,732           --         1,104,732
-----------------------------------------------------------------------------------------------------------------------------------
Heritage Springs, FL CDD
Capital Improvement RB,
Series B, 6.25%, 5/1/05          NR  /NR           2,410,000          --        2,410,000  2,387,683           --         2,387,683
-----------------------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM
RB, Series A-2, 6.85%, 3/1/29    Aaa /NR           1,585,000          --        1,585,000  1,698,787           --         1,698,787
-----------------------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL Hospital Board
of Directors RRB, MBIA Insured,
Inverse Floater, 8.887%,
3/26/20 (1)                      Aaa /AAA               --       1,000,000      1,000,000       --        1,060,000       1,060,000
-----------------------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB,
Shell Point Village Project,
Series A, 5.50%, 11/15/21        NR  /BBB-         2,000,000          --        2,000,000  1,566,500           --         1,566,500
-----------------------------------------------------------------------------------------------------------------------------------
Lee Cnty., FL IDAU HCF RRB,
Shell Point Village Project,
Series A, 5.50%, 11/15/29        NR  /BBB-         2,250,000          --        2,250,000  1,692,112           --         1,692,112
-----------------------------------------------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RB,
Sub. Lien, Series B, MBIA
Insured, Zero Coupon, 5.452%,
10/1/29 (3)                      Aaa /AAA /AAA    25,895,000          --       25,895,000  4,281,220           --         4,281,220
-----------------------------------------------------------------------------------------------------------------------------------
Palm Beach Cnty., FL HFAU
RB, Retirement Community,
5.125%, 11/15/29                 NR  /A-           3,130,000          --        3,130,000  2,411,665           --         2,411,665
                                                                                          -----------------------------------------
                                                                                          19,598,207      2,085,590      21,683,797
-----------------------------------------------------------------------------------------------------------------------------------
HAWAII - 0.1%
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii Budget & Finance
Department Special Purpose
RRB, Series D, AMBAC Insured,
Prerefunded, 6.15%, 1/1/20       Aaa /AAA               --       1,000,000      1,000,000       --        1,019,490       1,019,490
-----------------------------------------------------------------------------------------------------------------------------------
GEORGIA - 3.5%
-----------------------------------------------------------------------------------------------------------------------------------
GA MEAU RRB, Project One,
Series X, MBIA Insured,
6.50%, 1/1/12                    Aaa /AAA            500,000          --          500,000    558,670           --           558,670
-----------------------------------------------------------------------------------------------------------------------------------
GA MEAU SPO Refunding
Bonds, Series Y, MBIA Insured,
6.50%, 1/1/17                    Aaa /AAA         11,750,000          --       11,750,000 13,127,217           --        13,127,217
-----------------------------------------------------------------------------------------------------------------------------------
Rockdale Cnty., GA DAU
SWD RB, Visy Paper Inc.
Project, 7.40%, 1/1/16           NR  /NR           4,480,000          --        4,480,000  4,573,542           --         4,573,542
-----------------------------------------------------------------------------------------------------------------------------------
Savannah, GA EDAU RB,
College of Art & Design
Project, 6.90%, 10/1/29          NR  /BBB-         5,880,000          --        5,880,000  5,898,992           --         5,898,992
                                                                                          -----------------------------------------
                                                                                          24,158,421           --        24,158,421
-----------------------------------------------------------------------------------------------------------------------------------
ILLINOIS - 3.9%
-----------------------------------------------------------------------------------------------------------------------------------
Chicago, IL SFM RB, Series
B, 6.95%, 9/1/28                 Aaa /NR                --       1,830,000      1,830,000       --        1,924,812       1,924,812
-----------------------------------------------------------------------------------------------------------------------------------
Chicago. IL GOUN, Series
A, FGIC Insured, 6.75%, 1/1/35   Aaa /AAA /AAA          --       2,000,000      2,000,000       --        2,179,660       2,179,660
-----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community
College District No. 508
Chicago COP, FGIC Insured,
8.75%, 1/1/05                    Aaa /AAA /AAA          --         500,000        500,000       --          577,315         577,315
-----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL Community
College District No. 508 Lease
COP, Series C, MBIA Insured,
7.70%, 12/1/07                   Aaa /AAA               --       1,500,000      1,500,000       --        1,745,910       1,745,910
-----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL RB, FGIC
Insured, 5.50%, 11/15/22         Aaa /AAA /AAA          --       6,000,000      6,000,000       --        5,698,380       5,698,380
-----------------------------------------------------------------------------------------------------------------------------------
Cook Cnty., IL SDI No. 99
Cicero GOB, FGIC Insured,
8.50%, 12/1/05                   Aaa /NR                --       1,170,000      1,170,000       --        1,366,958       1,366,958
-----------------------------------------------------------------------------------------------------------------------------------
IL HFAU RB, Hinsdale Hospital
Project, Escrowed to Maturity,
Series C, 9.50%, 11/15/19        NR  /AAA            820,000          --          820,000    864,034           --           864,034
-----------------------------------------------------------------------------------------------------------------------------------
IL Regional Transportation
Authority RB, AMBAC Insured,
7.20%, 11/1/20                   Aaa /AAA /AAA     7,500,000          --        7,500,000  8,864,700           --         8,864,700
-----------------------------------------------------------------------------------------------------------------------------------
Metropolitan Pier & Exposition
Authority RB, IL Hospitality
Facilities, McCormick Plaza
Convention Center, Escrowed to
Maturity, 7%, 7/1/26             A  /AAA /AAA           --       3,000,000      3,000,000       --        3,474,300       3,474,300
                                                                         ----------------------------------------------------------
                                                                                9,728,734                16,967,335      26,696,069
-----------------------------------------------------------------------------------------------------------------------------------
INDIANA - 4.3%
-----------------------------------------------------------------------------------------------------------------------------------
Hamilton Southeastern, IN
Consolidated School Building
Corp. RRB, First Mtg., AMBAC
Insured, 7%, 7/1/11              Aaa /AAA /AAA          --         500,000        500,000       --          519,005         519,005
-----------------------------------------------------------------------------------------------------------------------------------
IN Office Building
Commission Capital Complex
RB, Series B, MBIA Insured,
7.40%, 7/1/15                    Aaa /AAA               --       2,500,000      2,500,000       --        3,008,075       3,008,075
-----------------------------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport
Authority RB, SPF Federal
Express Corp. Project,
7.10%, 1/15/17                   Baa2/BBB         15,500,000          --       15,500,000 16,117,365           --        16,117,365
-----------------------------------------------------------------------------------------------------------------------------------
Indianapolis, IN Airport
Authority RB, SPF United
Airlines Project, Series A,
6.50%, 11/15/31                  Baa2/BB+         10,500,000          --       10,500,000 10,251,465           --        10,251,465
                                                                                          -----------------------------------------
                                                                                          26,368,830      3,527,080      29,895,910
-----------------------------------------------------------------------------------------------------------------------------------
KENTUCKY - 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
Kenton Cnty., KY AB RB,
SPF Delta Airlines Project,
Series A, 6.125%, 2/1/22         Baa3/BBB-         2,790,000          --        2,790,000  2,649,886           --         2,649,886
-----------------------------------------------------------------------------------------------------------------------------------
LOUISIANA - 1.5%
-----------------------------------------------------------------------------------------------------------------------------------
New Orleans, LA Home Mtg.
Authority SPO Refunding
Bonds, Escrowed to Maturity,
6.25%, 1/15/11                   Aaa /NR           9,500,000          --        9,500,000 10,274,820           --        10,274,820
-----------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS - 2.4%
-----------------------------------------------------------------------------------------------------------------------------------
MA GOB, Unrefunded Balance,
Series B, MBIA Insured,
6.50%, 8/1/11                    Aaa /AAA /AAA       430,000          --          430,000    447,832           --           447,832
-----------------------------------------------------------------------------------------------------------------------------------
MA Health & Educational FA
RB, Mt. Auburn Hospital
Issue, Series B-1, MBIA
Insured, 6.25%, 8/15/14          Aaa /AAA               --       1,000,000      1,000,000       --        1,047,160       1,047,160
-----------------------------------------------------------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC
Insured, 6.60%, 7/1/14           Aaa /AAA /AAA          --       1,750,000      1,750,000       --        1,813,980       1,813,980
-----------------------------------------------------------------------------------------------------------------------------------
MA Water Resource Authority
RB, Series A, 6.50%, 7/15/19     A1  /A+  /A+     12,225,000          --       12,225,000 13,596,034           --        13,596,034
                                                                                          ---------- -------------- ---------------
                                                                                          14,043,866      2,861,140      16,905,006
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN - 8.0%
-----------------------------------------------------------------------------------------------------------------------------------
Central Montcalm, MI Public
Schools RB, MBIA Insured,
5.75%, 5/1/24                    Aaa /AAA             --           750,000        750,000       --          748,500         748,500
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI GOB, Series B,
MBIA Insured, 6%, 4/1/17         Aaa /AAA             --         3,035,000      3,035,000       --        3,149,450       3,149,450
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B,
6.25%, 4/1/09                    Baa1/BBB+/A-      4,065,000          --        4,065,000  4,253,047           --         4,253,047
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B,
6.375%, 4/1/06                   Baa1/BBB+/A-      2,000,000          --        2,000,000  2,106,060           --         2,106,060
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI GORB, Series B,
6.375%, 4/1/07                   Baa1/BBB+/A-        500,000          --          500,000    525,840           --           525,840
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal
RB, Prerefunded, FGIC
Insured, Inverse Floater,
7.314%, 7/1/23 (1)               Aaa /AAA         10,100,000          --       10,100,000 10,718,625           --        10,718,625
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI Sewage Disposal
RRB, Unrefunded Balance,
FGIC Insured, Inverse
Floater, 7.314%, 7/1/23 (1)      Aaa /AAA /AAA     3,100,000          --        3,100,000  2,879,125           --         2,879,125
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply
System RB, Prerefunded,
FGIC Insured, Inverse
Floater, 8.664%, 7/1/22 (1)      Aaa /AAA /AAA     3,700,000          --        3,700,000  4,051,500           --         4,051,500
-----------------------------------------------------------------------------------------------------------------------------------
Detroit, MI Water Supply
System RB, Unrefunded
Balance, FGIC Insured,
Inverse Floater, 8.664%,
7/1/22 (1)                       Aaa /AAA          1,500,000          --        1,500,000  1,569,375           --         1,569,375
-----------------------------------------------------------------------------------------------------------------------------------
Howell, MI Public Schools RB,
MBIA Insured, 5.875%, 5/1/19     Aaa /AAA               --       1,850,000      1,850,000       --        1,877,177       1,877,177
-----------------------------------------------------------------------------------------------------------------------------------
MI Building Authority RRB,
Series I, MBIA-IBC Insured,
6.25%, 10/1/20                   Aaa /AAA /AA           --       2,815,000      2,815,000       --        2,878,619       2,878,619
-----------------------------------------------------------------------------------------------------------------------------------
MI Hospital FAU RRB, FSA
Insured, Inverse Floater,
8.564%, 2/15/22 (1)              Aaa /AAA /AAA     5,000,000          --        5,000,000  5,100,000           --         5,100,000
-----------------------------------------------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB,
Genesee Power Station Project,
7.50%, 1/1/21                    NR  /NR           3,650,000          --        3,650,000  3,759,573           --         3,759,573
-----------------------------------------------------------------------------------------------------------------------------------
Romulus, MI Community Schools
RB, 5.75%, 5/1/25                Aaa /AAA                        1,400,000      1,400,000       --        1,395,310       1,395,310
-----------------------------------------------------------------------------------------------------------------------------------
Wayne Cnty., MI SPF Airport
RRB, Northwest Airlines, Inc.,
Series 1995, 6.75%, 12/1/15      NR  /NR          10,450,000          --       10,450,000 10,451,777           --        10,451,777
                                                                                          -----------------------------------------
                                                                                          45,414,922     10,049,056      55,463,978
-----------------------------------------------------------------------------------------------------------------------------------
NEVADA - 0.8%
-----------------------------------------------------------------------------------------------------------------------------------
Clark Cnty., NV Passenger
Facility Charge RB, Las Vegas
McCarran International Airport
Project, Series B, MBIA
Insured, 6.50%, 7/1/12           Aaa /AAA               --       2,000,000      2,000,000       --        2,091,920       2,091,920
-----------------------------------------------------------------------------------------------------------------------------------
Wahoe Cnty., NV SD RB, FSA
Insured, 5.875%, 6/1/20          Aaa /AAA /AAA          --       3,175,000      3,175,000       --        3,207,353       3,207,353
                                                                                          -----------------------------------------
                                                                                                --        5,299,273       5,299,273
-----------------------------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
NH Housing FAU SFM RB,
Series C, 6.90%, 7/1/19          Aa2 /NR             855,000          --          855,000    873,536           --           873,536
-----------------------------------------------------------------------------------------------------------------------------------
NH Turnpike System RRB,
Series A, FGIC Insured,
6.75%, 11/1/11                   Aaa /AAA /AAA          --         500,000        500,000       --          550,580         550,580

                                                                                          -----------------------------------------
                                                                                             873,536        550,580       1,424,116
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 5.5%
-----------------------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg.
Franciscan Oaks Project,
5.75%, 10/1/23                   NR  /NR           2,255,000          --        2,255,000  1,830,541           --         1,830,541
-----------------------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg.
Keswick Pines, 5.70%,
1/1/18                           NR  /NR           1,000,000          --        1,000,000    824,400           --           824,400
-----------------------------------------------------------------------------------------------------------------------------------
NJ EDAU RRB, First Mtg.
Keswick Pines, 5.75%, 1/1/24     NR  /NR           1,125,000          --        1,125,000    902,250           --           902,250
-----------------------------------------------------------------------------------------------------------------------------------
NJ EDAU SPF RB, Continental
Airlines, Inc. Project,
6.25%, 9/15/29                   Ba2 /BB          13,000,000          --       13,000,000 11,971,310           --        11,971,310
-----------------------------------------------------------------------------------------------------------------------------------
NJ Transportation COP,
Series 15, AMBAC Insured,
8.04%, 9/15/15 (4)               NR  /AAA               --       3,250,000      3,250,000       --        3,595,280       3,595,280
-----------------------------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C,
6.50%, 1/1/16                    A3  /A-  /A-     16,150,000          --       16,150,000 17,757,894           --        17,757,894
-----------------------------------------------------------------------------------------------------------------------------------
NJ TUAU RRB, Series C,
MBIA Insured, 6.50%, 1/1/16      Aaa /AAA /AAA     1,100,000          --        1,100,000  1,225,532           --         1,225,532
                                                                                          -----------------------------------------
                                                                                          34,511,927      3,595,280      38,107,207
-----------------------------------------------------------------------------------------------------------------------------------
NEW YORK - 6.4%
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Inverse Floater,
6.923%, 8/27/15 (1)              Baa1/BBB+         3,050,000          --        3,050,000  3,084,313           --         3,084,313
-----------------------------------------------------------------------------------------------------------------------------------
NYC GOB, Prerefunded,
Series D, 8%, 8/1/15             Aaa /A-  /A      10,980,000          --       10,980,000 11,634,188           --        11,634,188
-----------------------------------------------------------------------------------------------------------------------------------
NYS DA RB, SUEFS, FGIC
Insured, 5.125%, 5/15/18         Aaa /AAA /AAA          --       1,000,000      1,000,000       --          956,570         956,570
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF,
Series A, 6%, 11/1/06            Baa1/A-           4,000,000          --        4,000,000  4,136,880           --         4,136,880
-----------------------------------------------------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF,
Series A, 6%, 5/1/08             Baa1/A-           2,000,000          --        2,000,000  2,070,380           --         2,070,380
-----------------------------------------------------------------------------------------------------------------------------------
NYS MTA Dedicated Tax
Fund RB, Series A, FGIC
Insured, 6.125%, 4/1/17          Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,049,940       1,049,940
-----------------------------------------------------------------------------------------------------------------------------------
NYS Tollway Authority
Highway & Bridge Trust
Fund RB, Series A, FSA
Insured, 6%, 4/1/16              Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,049,000       1,049,000
-----------------------------------------------------------------------------------------------------------------------------------
NYS UDC RB, Series C,
5.875%, 1/1/19                   Aaa /AAA /AAA          --       5,000,000      5,000,000       --        5,077,350       5,077,350
-----------------------------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB,
6.25%, 7/15/27                   Aa1 /A   /A+           --       5,250,000      5,250,000       --        5,225,535       5,225,535
-----------------------------------------------------------------------------------------------------------------------------------
TSASC, Inc., NY RB,
Series 1, 6.25%, 7/15/34         Aa2 /A   /A+      10,000,000         --       10,000,000  9,894,300           --         9,894,300
                                                                                          -----------------------------------------
                                                                                          30,820,061     13,358,395      44,178,456
-----------------------------------------------------------------------------------------------------------------------------------
OHIO - 3.0%
-----------------------------------------------------------------------------------------------------------------------------------
Cleveland, OH PPS RB, First Mtg., Prerefunded, Series A, MBIA Insured, 7%,
11/15/16                         Aaa /AAA          1,100,000          --        1,100,000  1,216,116           --         1,216,116
-----------------------------------------------------------------------------------------------------------------------------------
Cleveland, OH PPS RB, First
Mtg., Unrefunded Balance,
Series A, MBIA Insured, Series
A, 7%, 11/15/16                  Aaa /AAA            900,000          --          900,000    995,004           --           995,004
-----------------------------------------------------------------------------------------------------------------------------------
Mahoning Valley, OH Sanitary
Distilled Water RRB,  FSA
Insured, 5.75%, 11/15/16         Aaa /AAA /AAA          --       1,450,000      1,450,000       --        1,480,102       1,480,102
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF
RRB, Series B, 6.25%, 2/1/22     NR  /NR           2,500,000          --        2,500,000  2,187,025           --         2,187,025
-----------------------------------------------------------------------------------------------------------------------------------
OH HFA SFM RB, Series B,
Inverse Floater, 9.466%,
3/1/31 (1)                       Aaa /AAA          3,030,000          --        3,030,000  3,192,863           --         3,192,863
-----------------------------------------------------------------------------------------------------------------------------------
OH Solid Waste RB,
Republic Engineered Steels,
Inc. Project, 9%, 6/1/21         NR  /NR           7,800,000          --        7,800,000  2,576,886           --         2,576,886
-----------------------------------------------------------------------------------------------------------------------------------
OH SWD RB, USG Corporate
Project, 5.65%, 3/1/33           Baa1/BBB+         8,000,000          --        8,000,000  6,936,160           --         6,936,160
-----------------------------------------------------------------------------------------------------------------------------------
Streetsboro, OH SDI GOB,
AMBAC Insured, 7.125%, 12/1/10   Aaa /AAA /AAA          --         500,000        500,000       --          563,220         563,220
-----------------------------------------------------------------------------------------------------------------------------------
Summit Cnty., OH RB, FGIC
Insured, 6.25%, 12/1/21          Aaa /AAA /AAA          --       1,270,000      1,270,000       --        1,340,460       1,340,460
                                                                                          -----------------------------------------
                                                                                          17,104,054      3,383,782      20,487,836
-----------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA - 1.8%
-----------------------------------------------------------------------------------------------------------------------------------
OK Industrial Authority
Health Systems RB, Baptist
Medical Center, Series C,
AMBAC Insured, 7%, 8/15/05       Aaa /AAA /AAA          --       2,000,000      2,000,000       --        2,172,060       2,172,060
-----------------------------------------------------------------------------------------------------------------------------------
Tulsa, OK Municipal Airport
Trust RB, American Airlines
Project, 6.25%, 6/1/20           Baa2/BBB-         9,820,000          --        9,820,000  9,664,255           --         9,664,255
                                                                                          -----------------------------------------
                                                                                           9,664,255      2,172,060      11,836,315
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 13.3%
-----------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA HDAU
RRB, Villa St. Joseph HCF,
6%, 8/15/28                      NR  /NR           2,000,000          --        2,000,000  1,666,500           --         1,666,500
-----------------------------------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB,
Prerefunded, FGIC Insured,
Inverse Floater, 8.382%,
11/10/20 (1)                     Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,107,500       1,107,500
-----------------------------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD
IDAU First Mtg. RRB, Asbury
Health Center, 6.375%,
12/1/19                          NR  /NR           1,250,000          --        1,250,000  1,118,175           --         1,118,175
-----------------------------------------------------------------------------------------------------------------------------------
Chartiers Valley, PA CD
IDAU First Mtg. RRB, Asbury
Health Center, 6.375%,
12/1/24                          NR  /NR           1,500,000          --        1,500,000  1,325,100           --         1,325,100
-----------------------------------------------------------------------------------------------------------------------------------
PA Convention Center
RRB, Series A, MBIA/IBC
Insured, 6.75%, 9/1/19           Aaa /AAA               --       1,150,000      1,150,000       --        1,231,915       1,231,915
-----------------------------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB,
National Gypsum Co.,
Series B, 6.125%, 11/2/27        NR  /NR          10,000,000          --       10,000,000  9,035,400           --         9,035,400
-----------------------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver
Project, Series D,
7.15%, 12/1/18                   NR  /BBB-         3,000,000          --        3,000,000  3,078,540           --         3,078,540
-----------------------------------------------------------------------------------------------------------------------------------
PA EDFAU SWD RB, USD
Corp. Project, 6%, 6/1/31        Baa1/BBB+        12,000,000          --       12,000,000 10,949,280           --        10,949,280
-----------------------------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC Insured, Inverse Floater, 7.854%,
3/1/22 (1)                       Aaa /AAA /AAA    17,500,000     1,250,000     18,750,000 17,850,000      1,275,000      19,125,000
-----------------------------------------------------------------------------------------------------------------------------------
PA TUCM RRB, Series N,
6.50%, 12/1/13                   Aaa /AAA            750,000          --          750,000    783,953           --           783,953
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport
RB, Series 387A, Inverse
Floater, 5.861%, 6/15/12 (1)    NR  /NR                --       1,565,000      1,565,000       --        1,539,866       1,539,866
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital &
HEFAU RB, Temple University
Childrens Medical, Series A,
5.625%, 6/15/19                  Baa2/BBB+         1,200,000          --        1,200,000    988,092           --           988,092
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital &
HEFAU RRB, The Philadelphia
Protestant Home Project,
Series A, 6.50%, 7/1/27          NR  /NR           3,380,000          --        3,380,000  3,041,493           --         3,041,493
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF
RRB, Baptist Home of
Philadelphia, Series A,
5.50%, 11/15/18                  NR  /NR           1,670,000          --        1,670,000  1,349,711           --         1,349,711
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF
RRB, Baptist Home of
Philadelphia, Series A,
5.60%, 11/15/28                  NR  /NR           1,275,000          --        1,275,000    991,746           --           991,746
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional
POAU Lease RB, MBIA Insured,
Inverse Floater, 8.03%,
9/1/20 (1)                       Aaa /AAA               --       1,900,000      1,900,000       --        1,945,125       1,945,125
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water &
Wastewater RB, FGIC Insured,
10%, 6/15/05                     Aaa /AAA /AAA    17,600,000                   17,600,000 21,510,368           --        21,510,368
-----------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA RB,
Series A, 5.75%, 9/1/19          Aaa /AAA               --       1,000,000      1,000,000       --        1,006,080       1,006,080
-----------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA RB,
Series A, 5.75%, 9/1/20          Aaa /AAA               --       2,795,000      2,795,000       --        2,801,904       2,801,904
-----------------------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU
RR RRB, Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10   NR  /NR  /BB+     7,665,000          --        7,665,000  7,539,371           --         7,539,371
                                                                                          -----------------------------------------
                                                                                          81,227,729     10,907,390      92,135,119
-----------------------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB,
Escrowed to Maturity,
Series A, FGIC Insured,
6.50%, 1/1/16                    Aaa /AAA            285,000          --          285,000    317,137           --           317,137
-----------------------------------------------------------------------------------------------------------------------------------
Piedmont, SC MPA RRB,
Unrefunded Balance,
Series A, FGIC Insured,
6.50%, 1/1/16                    Aaa /AAA          1,715,000          --        1,715,000  1,902,604           --         1,902,604
                                                                                          -----------------------------------------
                                                                                           2,219,741           --         2,219,741
-----------------------------------------------------------------------------------------------------------------------------------
TEXAS - 14.2%
-----------------------------------------------------------------------------------------------------------------------------------
AAAU TX SPF RB, American
Airlines, Inc. Project,
7%, 12/1/11                      Baa2/BBB-         3,000,000          --        3,000,000  3,259,320           --         3,259,320
-----------------------------------------------------------------------------------------------------------------------------------
Cedar Hill, TX ISD CAP
RRB, Zero Coupon, 6.10%,
8/15/11 (3)                      Aaa /NR  /AAA          --       1,585,000      1,585,000       --          846,707         846,707
-----------------------------------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD
CAP GORB, Series A, Zero
Coupon, 5.89%, 2/15/14 (3)       Aaa /AAA          15,710,000         --       15,710,000  7,252,836           --         7,252,836
-----------------------------------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX
ISD CAP GORB, Series A, Zero
Coupon, 5.85%, 2/15/15 (1)       Aaa /AAA          15,000,000         --       15,000,000  6,483,750           --         6,483,750
-----------------------------------------------------------------------------------------------------------------------------------
Cypress-Fairbanks, TX ISD
CAP GORB, Series A, Zero
Coupon, 5.91%, 2/15/16 (1)       Aaa /AAA          16,240,000         --       16,240,000  6,573,627           --         6,573,627
-----------------------------------------------------------------------------------------------------------------------------------
Dallas-Fort Worth, TX
International Airport
Facilities Improvement Corp.
RB, American Airlines, Inc.,
7.25%, 11/1/30                   Baa1/BBB-         8,000,000          --        8,000,000  8,189,520           --         8,189,520
-----------------------------------------------------------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB,
Dallas/Ft. Worth Medical
Center Project, AMBAC
Insured, 6.875%, 11/1/10         Aaa /AAA /AAA          --       1,800,000      1,800,000       --        1,949,130       1,949,130
-----------------------------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB,
Toll Road, Sub. Lien,
Prerefunded, 6.50%, 8/15/15      Aa1 /AA             215,000          --          215,000    227,294           --           227,294
-----------------------------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORB, Toll
Road, Sub. Lien, Unrefunded
Balance, 6.50%, 8/15/15          Aa1 /AA             785,000          --          785,000    825,749           --           825,749
-----------------------------------------------------------------------------------------------------------------------------------
Harris Cnty., TX GORRB,
Toll Road, Sub. Lien,
6.75%, 8/1/14                    Aa1 /AA           1,000,000          --        1,000,000  1,044,600           --         1,044,600
-----------------------------------------------------------------------------------------------------------------------------------
Harris Cnty., TX Hospital
District RRB, AMBAC
Insured, 7.40%, 2/15/10          Aaa /AAA /AAA          --       2,000,000      2,000,000       --        2,251,400       2,251,400
-----------------------------------------------------------------------------------------------------------------------------------
Harris Cnty., TX Houston
Sports Authority Special
CAP RB, Jr. Lien, Series B,
MBIA Insured, Zero Coupon,
5.33%, 11/15/13 (3)              Aaa /AAA /AAA          --       4,360,000      4,360,000       --        2,024,958       2,024,958
-----------------------------------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior
Lien, Unrefunded Balance,
Series B, 6.40%, 12/1/09         A3  /A+             995,000          --          995,000  1,046,481           --         1,046,481
-----------------------------------------------------------------------------------------------------------------------------------
Houston, TX WSS RB, Prior
Lien, Unrefunded Balance,
Series B, 6.75%, 12/1/08         A2  /AAA            440,000          --          440,000    460,218           --           460,218
-----------------------------------------------------------------------------------------------------------------------------------
Lower Colorado River Authority,
TX RRB, Series A,
5.875%, 5/15/17                  Aaa /AAA /AAA          --       1,625,000      1,625,000       --        1,662,196       1,662,196
-----------------------------------------------------------------------------------------------------------------------------------
Lower Neches Valley, TX
IDAU Corp. Sewer Facilities
RB, Mobil Oil Refining
Corp. Project, 6.40%, 3/1/30     Aaa /AAA               --       1,000,000      1,000,000       --        1,021,910       1,021,910
-----------------------------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB,
Prerefunded, Series B,
6.30%, 5/15/06                   Aa2 /AA             290,000          --          290,000    304,462           --           304,462
-----------------------------------------------------------------------------------------------------------------------------------
North Central TX HFDC
RB, Prerefunded, Series
B, 6.40%, 5/15/08                Aa2 /AA             480,000          --          480,000    504,854           --           504,854
-----------------------------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB,
Series A, 7.25%, 11/15/19        NR  /NR           2,000,000          --        2,000,000  1,890,140           --         1,890,140
-----------------------------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB,
Series A, 7.50%, 11/15/29        NR  /NR           3,000,000          --        3,000,000  2,879,520           --         2,879,520
-----------------------------------------------------------------------------------------------------------------------------------
North Central TX HFDC RB,
Unrefunded Balance,
Series B, 6.30%, 5/15/06         Aa2 /AA           2,710,000          --        2,710,000  2,816,178           --         2,816,178
-----------------------------------------------------------------------------------------------------------------------------------
North Central TX HFDC
RB, Unrefunded Balance,
Series B, 6.40%, 5/15/08         Aa2 /AA-          4,520,000          --        4,520,000  4,699,580           --         4,699,580
-----------------------------------------------------------------------------------------------------------------------------------
Retama, TX Development
Corp. SPF RRB, Retama
Racetrack, Escrowed to
Maturity, Series A,
10%, 12/15/19                    Aaa /AAA          4,880,000          --        4,880,000  7,387,002           --         7,387,002
-----------------------------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA
Insured, Zero Coupon, 5.95%,
9/1/13 (3)                        Aaa /AAA /AAA     6,900,000          --        6,900,000  3,297,372           --         3,297,372
-----------------------------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA
Insured, Zero Coupon,
5.93%, 9/1/14 (3)                 Aaa /AAA /AAA    17,500,000          --       17,500,000  7,837,725           --         7,837,725
-----------------------------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA
Insured, Zero Coupon,
5.85%, 9/1/15 (3)                 Aaa /AAA /AAA    10,000,000          --       10,000,000  4,191,800           --         4,191,800
-----------------------------------------------------------------------------------------------------------------------------------
TX MPA CAP RRB, MBIA
Insured, Zero Coupon,
5.98%, 9/1/16 (3)                 Aaa /AAA /AAA    39,990,000          --       39,990,000 15,692,876           --        15,692,876
-----------------------------------------------------------------------------------------------------------------------------------
Rio Grande Valley TX HFDC
Retirement Facilities RB,
Golden Palms, Series B,
MBIA Insured, 6.40%, 8/1/12      Aaa /AAA               --       2,000,000      2,000,000       --        2,093,940       2,093,940
                                                                                          -----------------------------------------
                                                                                          86,864,904     11,850,241      98,715,145
-----------------------------------------------------------------------------------------------------------------------------------
VERMONT - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
VT HFA Home Mtg. Purchase
RB, Series A, 7.85%, 12/1/29     A1  /NR           1,330,000          --        1,330,000  1,358,223           --         1,358,223
-----------------------------------------------------------------------------------------------------------------------------------
VIRGINIA - 3.7%
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP,
First Tier, Sub. Lien,
Series C, Zero Coupon,
5.60%, 8/15/05 (3)               Ba1 /NR           2,300,000          --        2,300,000  1,570,854           --         1,570,854
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP,
First Tier, Sub. Lien,
Series C, Zero Coupon,
5.75%, 8/15/07 (3)               Ba1 /NR           2,800,000          --        2,800,000  1,653,372           --         1,653,372
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP,
First Tier, Sub. Lien,
Series C, Zero Coupon,
5.82%, 8/15/08 (3)               Ba1 /NR           3,000,000          --        3,000,000  1,649,310           --         1,649,310
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP,
First Tier, Sub. Lien,
Series C, Zero Coupon,
5.85%, 8/15/09 (3)               Ba1 /NR           3,100,000          --        3,100,000  1,579,574           --         1,579,574
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP,
Sr. Lien, Series B, Zero
Coupon, 5.86%, 8/15/20 (3)       Baa3/A   /A      25,000,000          --       25,000,000  6,258,500           --         6,258,500
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP, Sr.
Lien, Series B, Zero
Coupon, 5.86%, 8/15/21 (3)       Baa3/A   /A      26,300,000          --       26,300,000  6,151,307           --         6,151,307
-----------------------------------------------------------------------------------------------------------------------------------
Pocahontas Parkway Assn.,
VA Toll Road RB, CAP,
Sr. Lien, Series B, Zero
Coupon, 5.86%, 8/15/22 (3)       Baa3/A   /A      29,900,000          --       29,900,000  6,533,748           --         6,533,748
                                                                                          -----------------------------------------
                                                                                          25,396,665           --        25,396,665
-----------------------------------------------------------------------------------------------------------------------------------
WASHINGTON - 3.1%
-----------------------------------------------------------------------------------------------------------------------------------
Tacoma, WA Electric Systems
RB, Prerefunded, AMBAC
Insured, Inverse Floater,
8.891%, 1/2/15 (1)               Aaa /AAA /AAA          --       1,000,000      1,000,000       --        1,068,750       1,068,750
-----------------------------------------------------------------------------------------------------------------------------------
WA PP Supply System RRB,
Nuclear Project No. 1,
5.40%, 7/1/12                    Aa1 /AA- /AA-    20,000,000          --       20,000,000 19,821,600           --        19,821,600
-----------------------------------------------------------------------------------------------------------------------------------
WA PP Supply System RRB,
Nuclear Project No. 2,
Series A, FGIC Insured,
Zero Coupon, 5.50%, 7/1/09 (3)   Aaa /AAA /AAA          --       2,000,000      2,000,000       --        1,221,740       1,221,740
                                                                                          -----------------------------------------
                                                                                          19,821,600      2,290,490      22,112,090
-----------------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
WV Parkways ED & Tourism
Authority RB, FGIC
Insured, Inverse Floater,
7.373%, 5/16/19 (1)              Aaa /AAA          3,600,000          --        3,600,000  3,550,500           --         3,550,500
-----------------------------------------------------------------------------------------------------------------------------------
WISCONSIN - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
WI Health & Educational FA
RB, Aurora Medical Group,
Inc. Project, FSA Insured,
6%, 11/15/11                     Aaa /AAA /AAA          --       1,370,000      1,370,000       --        1,455,392       1,455,392
-----------------------------------------------------------------------------------------------------------------------------------
WI Housing & EDAU Home
Ownership RRB, Series A,
7.10%, 3/1/23                    Aa2 /AA             290,000          --          290,000    298,425           --           298,425
                                                                                          -----------------------------------------
                                                                                             298,425      1,455,392       1,753,817
-----------------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA - 0.5%
-----------------------------------------------------------------------------------------------------------------------------------
DC Hospital RRB,
Medlantic Healthcare
Group, Series A, MBIA
Insured, 5.25%, 8/15/12          Aaa /AAA /AAA          --       1,000,000      1,000,000       --          994,100         994,100
-----------------------------------------------------------------------------------------------------------------------------------
DC RRB, Prerefunded,
Series A-1, MBIA Insured,
6%, 6/1/11                       Aaa /AAA /AAA          --         100,000        100,000       --          106,660         106,660
-----------------------------------------------------------------------------------------------------------------------------------
DC RRB, Unrefunded
Balance, Series A-1, MBIA
Insured, 6%, 6/1/11              Aaa /AAA /AAA          --       1,900,000      1,900,000       --        2,010,029       2,010,029
                                                                                          -----------------------------------------
                                                                                                --        3,110,789       3,110,789
-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 1.7%
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Linked GOUN,
FSA Insured, 5.831%, 7/1/20     Aaa /AAA /AAA    10,000,000          --       10,000,000 10,036,200           --        10,036,200
-----------------------------------------------------------------------------------------------------------------------------------
PR Municipal FAU GOB,
Series PA-638B, Inverse
Floater, 7.38%, 8/1/15 (1)      NR  /NR               --       1,500,000      1,500,000       --         1,675,785       1,675,785
                                                                                          -----------------------------------------
                                                                                         10,036,200      1,675,785      11,711,985
                                                                                          -----------------------------------------

Total Municipal Bonds and
Notes (Cost $578,367,906,
$115,840,298, Combined
$694,208,204)                                                                            568,680,281    118,737,813     687,418,094

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT
OBLIGATIONS - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
Maricopa Cnty., AZ PC Corp.
RRB, Arizona Public
Service Co., Series C,
3.95%, 4/3/00
(Cost $2,000,000)                                       --       2,000,000      2,000,000        --       2,000,000       2,000,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $578,367,906,
$117,840,298, COMBINED
$696,208,204)                                          98.9%       102.0%       99.4%    568,680,281    120,737,813     689,418,094
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                         1.1         (2.0)        0.6       6,507,024     (2,371,332)      4,135,692
                                                   --------     ----------     -----    ------------   ------------    ------------
NET ASSETS                                             98.9%       102.0%      100.0%   $575,187,305   $118,366,481    $693,553,786
                                                   ========     =========      =====    ============   ============    ============

To simplify the listings of securities, abbreviations are used per the table below: AAAU - Alliance Airport Authority, Inc. AB - Airport Board AIC - Airport Improvement Corp. BOE - Board of Education BTAU - Bridge & Tunnel Authority CAP
- Capital Appreciation CD - Commercial Development CDAU - Communities Development Authority CDC - Community Development Corp. CDD - Community
Development District CFD - Community Facilities District CIA - Community Improvement Agency CMWLTH - Commonwealth COP - Certificates of Participation CUS
- City University System DA - Dormitory Authority DAU - Development Authority ED
- Economic Development EDAU - Economic Development Authority EDFAU - Economic Development Finance Authority EFCPC - Environmental Facilities Corp. Pollution Control EPAU - Electric Power Authority ERDAUEF - Energy Research & Development Authority Electric Facilities ERDAUGF - Energy Research & Development Authority Gas Facilities ERDAUPC Energy Research & Development Authority Pollution Control EU - Electric Utilities FA - Facilities Authority FAU - Finance Authority GAC Government Assistance Corp. GP - General Purpose GOB - General Obligation Bonds GORB General Obligation Refunding Bonds GORRB - General Obligation Revenue Refunding Bonds GOUN - General Obligation Unlimited Nts. HA - Hospital Authority HAU Housing Authority HCF - Health Care Facilities HDAU - Hospital Development Authority HDC - Housing Development Corp. HEAA - Higher Education Assistance Agency HEAU - Higher Education Authority HEFAU - Higher Educational Facilities Authority HF - Health Facilities HFA - Housing Finance Agency HFASC - Housing Finance Agency Service Contract HFAU - Health Facilities Authority HFDC - Health Facilities Development Corp. HFFAU - Health Facilities Finance Authority HTAU Highway & Transportation Authority IDV - Industrial Development IDA - Industrial Development Agency IDAU - Industrial Development Authority ISD - Independent School District LGAC - Local Government Assistance Corp. L.I. - Long Island LMC
- Loan Marketing Corp. MAG - Mtg. Agency MCFFA - Medical Care Facilities Finance Agency MEAU - Municipal Electric Authority MH - Multifamily Housing MHESF Mental Health Services Facilities MPA - Municipal Power Agency MTAU Metropolitan Transportation Authority MUAU - Municipal Utilities Authority MUD Municipal Utility District MWFAU - Municipal Water Finance Authority NYC - New York City NYS - New York State PAUNYNJ - Port Authority of New York & New Jersey PAU Power Authority PC - Pollution Control PCFAU - Pollution Control Finance Authority PFAU - Public Finance Authority POAU - Port Authority PP - Public Power PPA - Public Power Agency PPAU - Public Power Authority PPS - Public Power System PWBL
- Public Works Board Lease RA - Redevelopment Agency RAN - Revenue Anticipation Nts. RB - Revenue Bonds RDAU - Research & Development Authority RR - Resource Recovery RRB - Revenue Refunding Bonds SAC - Student Assistance Corp. SCD -
Statewide Communities Development SCDAU - Statewide Communities Development Authority SDI - School District SFM - Single Family Mtg. SHAU State Housing
Authority SPAST - Special Assessment SPF - Special Facilities SPO Special Obligations SPTX - Special Tax SPWBL - State Public Works Board Lease SUEFS - State University Educational Facilities System SWD - Solid Waste Disposal TAN - Tax Anticipation Nts. TBTAU - Triborough Bridge & Tunnel Authority TUAU - Turnpike Authority TUCM - Turnpike Commission TXAL - Tax Allocation UDA - Urban Development Agency UDC - Urban Development Corp. USD Unified School District WPCAU - Water Pollution Control Authority WS - Water System WSS - Water & Sewer System


1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $58,372,338 or 10.15%, $11,380,151 or 9.62% (Combined $69,752,489 or 10.06%) of the Fund's net assets as of March 31, 2000. 2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,858,124 or 4.67%, $1,675,785 or 1.42% (Combined $28,533,909 or 4.11%) of the Fund's net assets as of March 31, 2000. 3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 4. Represents the current interest rate for a variable or increasing rate security.